UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1.    Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Knights of Columbus Limited Duration Fund	Knights of Columbus Core Bond Fund

Knights of Columbus Long/Short Equity Fund	Knights of Columbus Large Cap Value Fund

Knights of Columbus Large Cap Growth Fund	Knights of Columbus Small Cap Fund

Knights of Columbus U.S. All Cap Index Fund	Knights of Columbus Real Estate Fund

Knights of Columbus International Equity Fund

Annual Report | October 31, 2023

The Advisors’ Inner Circle Fund III

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2023

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-844-523-8637; and (ii) on the SEC’s website at https:// www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2023

LETTER TO SHAREHOLDERS (Unaudited)

Dear Fellow Shareholders:

Knights of Columbus Asset Advisors, LLC is pleased to present this annual report for Knights of Columbus Funds for the fiscal year ending October 31, 2023. The market has been focused on issues related to both inflation and wages. In October 2022, CPI was 7.7% on an annualized basis and stood at 3.7% as of the last reading on September 30, 2023. The Fed has aggressively increased the Federal Funds rate in an effort to thwart inflation. Because of the tremendous stimulus that was provided during COVID-19, consumers had built ample savings and once the lockdowns ended, there has been significant consumer spending. The increased consumer spending for goods was met with the still-recovering supply chain and caused prices for many goods to increase. Further, tremendous demand for travel also saw prices for leisure activities increase as well.

On the wage front, Average Hourly Earnings were growing at an annualized rate of 4.9% in October 2022 and this has fallen to an annualized rate of 4.1% as of October 2023. The Federal Reserve has operated with a twin mandate of full employment and low inflation, and many are looking to see which part of the mandate they will favor. If employment, wages, and spending remain strong, it is hard to see how inflation will not increase. If the Fed focuses on increasing interest rates to stave off inflation, aggregate employment will likely be negatively impacted. Overall, it seems that the Fed is most focused on taming inflation in order to provide a strong basis for future economic growth.

Over the trailing twelve months, the equity markets saw very mixed results with the Russell 1000 Growth returning 18.95%, the Russell 1000 Value returning 0.13%, the Russell 2000 returning -8.56%, and the FTSE All-World ex-U.S. Index returning 12.72%. The bond market has been very weak due to rising rates and widening spreads in the Bloomberg Aggregate Index returned 0.36%, representing core fixed income results, and the Bloomberg 1-3 Year Government/Credit Index returned 3.23%, representing short-duration fixed income.

During the twelve months that ended October 31, 2023, the stock market was bifurcated between the largest growth and technology stocks that performed exceptionally well and then there was the rest of the market. For example, for the one year ending October 31, 2023, Apple returned 12.0%, Amazon returned 29.9%, Microsoft returned 47.1%, Google’s two share classes returned 32.4% and 31.3% respectively, NVIDIA returned 202.3% and Meta (formerly Facebook) returned 223.4%. Investors who were not focused on these stocks missed most of the return and if one looks at the disparity between Growth and Value, you can really discern how bifurcated the market truly was last year.

Through the end of the third quarter of 2023, Gross Domestic Product (“GDP”) rose by 2.9% on a year-over-year basis (or more specifically from third quarter 2022 results). The continued growth in the economy, coupled with strong employment and wages, are the factors that are keeping the Fed vigilant about inflation. We are seeing some impact of the Fed rate hiking activity as Industrial Production is up only 0.01% year over year. However, orders for Durable Goods are up 4.3% over the same period and Capacity Utilization also remains strong. All indications are the excess savings that consumers accumulated due to Covid stimulus are all but exhausted and this is one factor the Fed and the market are watching to see if economic activity slows enough to slow inflation and cause the Fed to halt the rate hiking cycle.

There can be no discussion of economics without a nod to the ongoing conflict in Ukraine and the recent actions that Israel has taken as a result of Hamas’ incursion and attacks on innocent Israeli citizens. The world is watching and thus far, the economic impacts have been small and have not upset the global economy. While we believe the spillover effects from both of these conflicts to create a much larger regional or even global conflict is low, the probability is not zero. We are diligently monitoring these global events and may adjust portfolios as events evolve.

KoCAA is very thankful for our shareholder base which continues to grow, and our fund family remains above $1.2 billion in total assets, and we continue to enjoy strong cash inflows. We look forward to an even more successful fiscal year in 2024, particularly as KOCAA’s Investment Advisor Representative (“IAR”) program grows with more participants. To augment our registered representatives in the fields, KOCAA is building an internal sales team and we are also expanding our marketing efforts beyond our core membership to the greater Catholic community. The nine proprietary funds included in the IAR program currently represent the broadest array of Catholic funds offered by any single provider. We are proud of what we have built and continue to work hard for our shareholders every day.

As always, we appreciate your confidence in our team and look forward to serving you in the future.

Sincerely,

Anthony V. Minopoli

President & Chief Investment Officer

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2023

current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-844-KC-FUNDS or visit www.kofcassetadvisors.org.

Mutual fund investing involves risk. Some mutual funds have more risk than others. The investment return and principal value will fluctuate and shares when sold may be worth more or less than the original cost. Fixed income investments are subject to interest rate risk, and their value will decline as interest rates rise. Asset allocation and diversification do not assure a profit or protect against loss in declining markets. There is no guarantee a fund’s objectives will be achieved. The risks associated with each fund are explained more fully in each fund’s respective prospectus. Investors should consult with their attorney, accountant, and/or tax professional for advice concerning their particular situation.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2023

Definitions of Comparative Indices

Bloomberg US Aggregate Bond Index

The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, US Aggregate eligible securities also contribute to the multi-currency Global Aggregate Index and the US Universal Index, which includes high yield and emerging markets debt. The US Aggregate Bond Index was created in 1986.

Bloomberg 1-3 Year US Government/Credit Index

The Bloomberg US Government/Credit Index is the non-securitized component of the US Aggregate Index and was the first macro index launched by Capital. The US Government/Credit Index includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. The US Government/Credit Index was launched on January 1, 1979 and is a subset of the US Aggregate Index. The 1-3 year index includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

Russell 1000® Growth Index

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Russell 1000® Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

Russell 1000® Value Index

The Russell 1000® Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Russell 1000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

Russell 2000® Index

The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

FTSE All-World ex-US Index

The FTSE All-World ex-US Index is one of a number of indexes designed to help investors benchmark their international investments. The index comprises Large and Mid-cap stocks providing coverage of Developed and Emerging Markets excluding the US. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

S&P 500 Index

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

FTSE Nareit Equity REITs Index

FTSE Nareit Equity REITs Index contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. Prior to December 2010, the index included Timber REITs and Infrastructure REITs.

Knights of Columbus U.S. All Cap Index

Adheres to the United States Conference of Catholic Bishops’ Socially Responsible Investment Guidelines (“USCCB Guidelines”). The Knights of Columbus U.S. All Cap Index consists of all common stocks and real estate investment trusts in the Solactive US Broad Market Index excluding companies that are determined by Institutional Shareholder Services to be involved with enterprises that conflict with the USCCB Guidelines. The Market Index includes the 3,000 U.S. companies with the largest free-float market capitalizations.

HFRX Equity Market Neutral Index

The HFRX Equity Market Neutral Index employs sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. These can include both Factor-based and Statistical Arbitrage/Trading Strategies.

EBITDA

EBITDA is a statistic used to assess a company’s operating performance. It is a proxy for the cash flow generated by its complete operations.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2023

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Limited Duration Fund

The Bloomberg 1-3 Year US Government/Credit Index (USD) returned 3.23% for the year ended October 31, 2023. Most sectors outperformed as interest rate increases by the Federal Reserve were well-telegraphed, the economy and stock market performed better than expected, and demand for higher-yielding investment-grade credit improved. All spread products outperformed the index, which averaged 66.2% of its portfolio in Treasuries.

The Knights of Columbus Limited Duration Fund, I Shares, returned 3.46% for the year, ahead of the benchmark by 23 basis points. The primary driver of the portfolio outperformance for the year ended October 31, 2023, was our continued overweight allocation to spread product, although we have reduced risk to reflect our more pessimistic view of the economy. Within our allocations, the largest contributors to performance were the fund’s overweight to the Asset-Backed and Industrial sectors. This was the result of overall risk sentiment improving in the capital markets. Security selection in our Industrial portfolio also contributed to outperformance versus the Index. Providing some offset to this was the fund’s security selection in the Financials sector, which underperformed the index’s Financials return.

The Fed has been focused on reducing inflation and has made material progress as the consumer price index fell from 8.2% a year ago to 3.7% in September 2023. With interest rates higher (the 10-year Treasury recently reached 5% for the first time in over a decade), the market is tightening financial conditions itself, allowing the Fed to keep the Fed Funds rate unchanged at its last meeting at 5.25-5.5%. Strong GDP growth and benign employment conflict with the unprecedented quick rise in rates over the last several quarters, although the lag from the rate rise may be ending and economic weakness may be forthcoming. Although the Fed has said it could raise rates again in response to higher inflation data, the market is betting that rates have peaked. The Fed has stated that it intends to keep rates higher for longer to subdue any lingering inflation, but the market forecasts cuts in 2024. In this volatile economic and rate environment, coupled with heightened geopolitical developments, we believe caution is warranted and security selection critical.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †1, [2]
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date
I Shares*‡	3.46%	-0.41%	1.28%	1.10%
Class S Shares**	3.36%	-0.51%	1.19%	1.06%
Bloomberg 1-3 Year US Government/Credit Index***	3.23%	-0.62%	1.25%	1.06%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Limited Duration Fund, I Shares versus the Bloomberg 1-3 Year US Government/Credit Index.

* Commenced operations on February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index returns are shown from February 27, 2015. See definition of comparative index on page 3.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

‡ See Note 1 in the Notes to Financial Statements.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2023

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Core Bond Fund

The Bloomberg U.S. Aggregate Index (USD) returned 0.36% for the year ended October 31, 2023. Most sectors outperformed as investors continued to be constructive on risk as the Federal Reserve (Fed) neared the end of its hiking cycle. CMBS was the worst-performing sector in the Index.

The Knights of Columbus Core Bond Fund, I Shares, returned 0.04% for the year, lagging the benchmark. The primary driver of the portfolio underperformance for the year ended October 31, 2023, was security selection within the Financials sector during the banking crisis in March 2023. Additionally, the Fund was also slightly underweight Industrial credit, which drove underperformance as spread product performed well. Providing some offset to this was the Fund’s positioning in securitized products, which drove outperformance across ABS, CMBS, and MBS.

We were likely early in our shift to more conservative positioning within the Fund and underestimated the timing of the lag effects from restrictive Fed policy. That being said, we do not feel that our risk-averse stance is misplaced given the current conditions. The Fed appears content to hold policy rates at restrictive levels while continuing balance sheet roll-off, the Treasury markets are facing massive amounts of supply from continued large deficit spending, consumer stress continues to develop up the income quintiles, and there remains significant concerns about refinancing issues in the commercial property and high yield/loan markets. We anticipate that the ebullient markets will have to come to terms with the macroeconomic realities eventually, at which point, we can deploy our dry powder into risk assets we know and like.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †[1] ,2
	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date
I Shares*‡	0.04%	-5.54%	-0.14%	0.42%
Class S Shares**	-0.18%	-5.64%	-0.26%	0.54%
Bloomberg US Aggregate Bond Index***	0.36%	-5.57%	-0.06%	0.33%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Core Bond Fund, I Shares versus the Bloomberg US Aggregate Bond Index.

* Commenced operations on February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index returns are shown from February 27, 2015. See definition of comparative index on page 3.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

‡See Note 1 in the Notes to Financial Statements.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2023

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Long/Short Equity Fund

The benchmark HFRX Equity Market Neutral Index rose 3.18% from October 31st, 2022 through October 31st, 2023. The Knights of Columbus Long/Short Equity Fund rose, I shares, 1.52% on a net basis over the same period.

L2’s study of the creation and collapse of bubbles made the following items clear:

1.              Bubbles are a normal part of the capital cycle

2.              Estimating the time and magnitude of a bubble is futile

3.              When bubbles inevitably collapse, temporary reversals and “counter-trend” rallies are normal

At the start of the year, KCEIX had experienced two consecutive years of strong returns as a collection of different bubbles began to deflate and investors’ attention began to return to fundamentals and valuation. Interestingly, the compression in spreads observed over the prior two years merely moved valuations from all-time records back to levels slightly below those seen at the peak of the dot.com bubble.

However, mindful of the propensity for bubbles to create investor whiplash, the Fund’s factor exposures going into the year were more modest than in 2021 or much of 2022. Consistent with interim reversals observed in the past, this year we witnessed sharp rallies in speculative low-quality stocks as well as a highly concentrated rally in a select few mega-cap stocks that became the principal drivers of the “AI bubble.” Again, the resurgence in speculative behavior has moved value spreads back to dot.com highs.

While this has hindered results year-to-date, we believe the current disconnect between prices and fundamentals leave the Fund well-positioned to capitalize on what the data suggests is a generational opportunity for market neutral strategies like the one employed in KCEIX.

The chart below shows the distribution of relative returns in the S&P500. The bars to the left of the red line are the number of stocks in the S&P 500 that outperformed. The bigger the bar, the bigger the outperformance. The bars to the right are the number of stocks that underperformed. Each bar shows the extent of their out/underperformance relative to the S&P 500.

Our research has documented that over the last 40 years, the percentage of stocks that outperform the index on a rolling 12 month basis is typically about 50%. Half the stocks beat the index and half lose. At the peak of the dot.com bubble, only 20% of the stocks in the S&P 500 managed to outperform. And that was because the returns for the index came from a handful of large high-flying stocks.

We see a similar pattern today. 74% of the stocks in the index have underperformed through the end of October. Even more incredible is the magnitude of underperformance. As we highlight in the chart above, the average absolute return of the stocks that make up those 74% is -12%. This is in a market that is up nearly 11%.

Another way to think about it is the 15 largest contributors to the S&P 500’s returns created a 12.5% contribution to the index’s returns. Yet the index was up only 10.7%. So, in aggregate the remaining 485 stocks detracted from returns. This reflects a skewness in returns that has been rarely seen before.

This happened once before in the dot.com bubble and it did not end well. We have no reason to believe that it will be different this time. Just a gentle and warm reminder to our friends: there are claims that software in general, and AI in particular, is going to eat the world. Maybe these new-economy pundits are right. But we would simply highlight that while software may indeed eat the world, we cannot eat Artificial Intelligence or software! In the meantime, these stocks are being priced to perfection.

The mathematically and economically impaired are having their day in the sun. We hope they are enjoying there moment in the sun because no matter what rates do, a tremendous pain trade is coming for overpriced blue chip AI stocks, low quality speculative stocks and the trillions of dollars in equity that is now attached to stocks that are effectively insolvent.

For us this looks like we have yet another opportunity like the one seen in 2020. Even with a net of barely 20% and gross exposure of just 110% we put up high single to double digit returns even in the sharp market correction of 2022. As always, our process is a wager on financial history, capitalism, and arithmetic. We like our odds.

1 In conversation, quote is an approximation, and he may have been paraphrasing Warren Buffett or Charlie Munger

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †[1,2]
	One Year Return	Three Year Return	Annualized Inception to Date
I Shares*	1.52%	10.22%	3.73%
HFRX Equity Market Neutral Index**	3.18%	1.95%	-0.37%

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2023

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Long/Short Equity Fund, I Shares versus the HFRX Equity Market Neutral Index.

* Commenced operations on December 2, 2019. The graph is based on I Shares only. The Fund currently only offers I shares.

** Index returns are shown from December 2, 2019. See definition of comparative index on page 3.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2023

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Large Cap Value Fund

The Russell 1000® Value Index rose 0.13% for the year ended October 31, 2023. The index peaked in July and slid lower for the next three months. Four sectors had positive returns, with Communication Services the clear winner, finishing higher by 30.38% followed by Information Technology, higher by 8.91%. Seven sectors had negative returns with Health Care and Real Estate the weakest, falling -10.06% and -8.02%, respectively.

The Fund returned 3.30% during this time frame. The Utilities sector helped performance. Vistra Corp. (VST, 1.4% Avg. Wgt., +46.83% Return) rose 46.83%. The company had several strong earnings reports and by the beginning of 2023, had the majority of their generation hedged for 2023-2025. The company also announced the acquisition of Energy Harbor Corp. as a key step toward its transition to clean energy. Constellation Energy Corp. (CEG, 1.0%, +20.73%) also posted strong earnings as its carbon-free energy portfolio continued to gain traction.

The Materials sector detracted from value due mainly to stock selection. The Mosaic Company (MOS, 0.8%, -34.67%) finished down -34.67%. Their stock price largely follows the spot price of potash which has been falling since the early 2022 peak on Russia’s invasion of Ukraine. Sealed Air Corp. (SEE, 0.8%, -11.79%) also detracted value. The company had weak earnings reports driven by declining volumes and they lowered full-year guidance.

Investors appeared to finally believe the Federal Reserve’s mantra of “higher for longer” interest rates during the last quarter, sending broad indexes lower and setting the first (potential) cracks in market leadership from the mega-cap growth companies. Calendar year 2024 earnings expectations, the level and rate of change of long-term interest rates, and broad macroeconomic conditions will be the primary determinants of performance moving forward. With an eye towards increasing geopolitical tensions, we enter the next quarter positioned with a slight defensive tilt and tight risk controls as earnings season winds down and calendar year-end approaches.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †[1,2]

	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date

I Shares*‡	3.30%	12.11%	7.60%	7.09%

Class S Shares**	3.20%	11.99%	7.49%	7.37%

Russell 1000® Value Index***	0.13%	10.21%	6.60%	6.51%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Large Cap Value Fund, I Shares versus the Russell 1000® Value Index.

* Commenced operations on February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index returns are shown from February 27, 2015. See definition of comparative index on page 3.

‡ See Note 1 in the Notes to Financial Statements.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2023

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Large Cap Growth Fund

Fiscal year 2023 generated strong returns for the large-cap growth benchmark. The Russell 1000® Growth Index bottomed in October of 2022, after enduring a brutal decline over the first three quarters of 2022, to generate strong index-level returns of +18.95%. The new year brought new vigor for growth investors, spurred in large part by excitement over artificial intelligence and the earnings resilience and growth prospects of the mega-cap growth behemoths Apple Inc., Microsoft Corporation, Alphabet Inc., NVIDIA Corporation, Meta Platforms Inc., and Amazon.com, Inc. Despite the strong top-line performance index returns were highly concentrated Microsoft (+47.1%), NVIDIA (+202.3%), Apple (+12.0%), Amazon.com (+29.9%) and Alphabet (+31.89%) combined to produce 68% of the index’s return.

The Fund gained 16.63% for the fiscal year, trailing the benchmark by 232 basis points. Catholic restrictions played a notable role in relative performance during the year, as several larger index members were restricted and generated notable returns. Two of the more notable impacts were from Amazon.com, Inc. (AMZN, 5.02% Avg Wgt in the benchmark) and Eli Lilly and Company (LLY, 1.37% Avg Wgt, +52.6% Return). The two collectively contributed 223 bps of the benchmark’s return, accounting for almost all of the Fund’s underperformance. A larger-than-average cash position also hurt as the market rallied.

After accounting for Catholic restrictions and cash, the portfolio performed quite well. Stock selection was positive overall and generated positive attribution in seven of eleven sectors. Relative performance in Health Care was favorable, with double-digit gains in Steris PLC (STE, 1.0%, +22.8%), Boston Scientific Corporation (BSX, 1.0%, +18.4%), and Cencora, Inc. (formerly AmerisourceBergen, COR, 1.0%, +11.5%). Real Estate also helped, led by a 22.2% gain in record storage REIT Iron Mountain Incorporated (IRM, 1.4%, +22.2%).

Investors appeared to finally believe the Federal Reserve’s mantra of “higher for longer” interest rates during the quarter, sending broad indexes lower and setting the first (potential) cracks in market leadership from the mega-cap growth companies. Calendar year 2024 earnings expectations, the level and rate of change of long-term interest rates, and broad macroeconomic conditions will be the primary determinants of performance moving forward. With an eye towards increasing geopolitical tensions, we enter the next quarter positioned with a slight defensive tilt and tight risk controls as earnings season winds down and year-end approaches.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †[1,2]

	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date

I Shares*‡	16.63%	3.86%	9.36%	8.92%

Class S Shares**	16.49%	3.76%	9.25%	8.97%

Russell 1000® Growth Index***	18.95%	8.70%	14.22%	13.08%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Large Cap Growth Fund, I Shares versus the Russell 1000® Growth Index.

* Commenced operations on February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index returns are shown from February 27, 2015. See definition of comparative index on page 3.

‡ See Note 1 in the Notes to Financial Statements.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2023

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Small Cap Fund

The fiscal year 2023 was a roller coaster of a ride for small caps – in comparison with better, albeit narrow, the performance of the large-cap indexes. The Russell 2000® Index traded in a volatile range for much of the year, returning -8.56%, but traded poorly from the recent market peak at the end of July through the fiscal year end as the sharp move higher in rates over the summer and early fall weighed. There were two sharp rallies in the fiscal year – the strong +9.75% January move higher led by Communication Services and Consumer Discretionary as rates moved lower throughout the month, as well as the +14.74% move in June and July led by Energy and Financials as oil prices rose and the March regional banking crisis concerns eased. Despite these rallies, the -16.69% move lower in the fiscal fourth quarter brought the Russell 2000® Index returns into negative territory for the fiscal year and below the 2022 lows.

The Fund was down -12.04% during the fiscal fourth quarter, outperforming the benchmark by 465 basis points (bps). In fiscal year 2023, the Fund was down -2.58%, outperforming the benchmark by 598 basis points. Since inception on 2/27/2015, the Fund returned 4.56%, underperforming the benchmark return of 4.91% by 68 basis points.

The Healthcare sector was the second largest sector in the Russell 2000® Index during the fiscal year, and despite being the worst-performing sector in the benchmark, it accounted for the largest area of outperformance for the Fund due to selection and allocation. Vericel Corporation (VCEL, 1.2% Avg. Wgt.), Insmed Inc. (INSM, 0.7%), and NextGen Healthcare Inc. (NXGN, 0.9%) were the biggest contributors to this outperformance, with holding-period returns of +31%, +45%, and +19%, respectively. Conversely, the Utilities sector was the biggest detractor of relative performance as Clearway Energy Inc. (CWEN, 1.4%) generated a holding period return of -34%.

Investors appeared to finally believe the Federal Reserve’s mantra of “higher for longer” interest rates during the fiscal fourth quarter. Calendar year 2024 earnings guidance, the level and rate of change of long-term interest rates, and broad macroeconomic conditions will be the primary determinants of performance moving forward. We enter the fiscal year 2024 positioned with a slight defensive tilt and tight risk controls as we await the coming earnings season for greater insight into future performance.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †[1] [2]

	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date

I Shares*‡	-2.58%	7.07%	4.17%	4.56%

Class S Shares**	-2.69%	6.97%	4.08%	3.99%

Russell 2000® Index***	-8.56%	3.95%	3.31%	4.91%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Small Cap Fund, I Shares versus the Russell 2000® Index.

* Commenced operations of February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index returns are shown from February 27, 2015. See definition of comparative index on page 3.

‡ See Note 1 in the Notes to Financial Statements.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2023

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus U.S. All Cap Index Fund

The broad U.S. stock market, as defined by the Knights of Columbus U.S. All Cap Index, rose 9.73% from October 31, 2022 – October 31, 2023.

Reflecting this environment, The Knights of Columbus Index® Fund rose 9.68% as the portfolio continues to execute on its objective to maintain securities’ weightings in accordance with the index.

The fund, which offers investors exposure to every segment, size, and style of the U.S. equity market that is consistent with USCCB guidelines closely tracked its target index, the Knights of Columbus U.S. All Cap Index.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †[1,2]
	One Year Return	Three Year Return	Annualized Inception to Date
I Shares*	9.68%	9.49%	8.20%
Knights of Columbus U.S. All Cap Index®**	9.73%	9.71%	8.52%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus U.S. All Cap Index Fund, I Shares versus the Knights of Columbus U.S. All Cap Index®.

* Commenced operations on December 31, 2019. The graph is based on I Shares only. The Fund currently only offers I shares.

** Index returns are shown from December 31, 2019. See definition of comparative index on page 3.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2023

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus Real Estate Fund

U.S. Real estate stocks posted a loss for the period between November 1, 2022 and October 31, 2023, with macroeconomic uncertainty exacerbated by geopolitical tension driving a sell-off in risk assets, including listed real estate shares. The FTSE Nareit Equity REITs Index (the “Index”) had a total return of -6.10%, while the Knights of Columbus Real Estate Fund (the “Fund”) generated a total net return of -8.90%, underperforming the Index by 280 basis points.

During the year, despite continued strong industry fundamentals, the REIT market was weighed down by exogenous factors, including:

•	Central bank tightening to rein in elevated inflation and its potential impact on consumer confidence and the economy;
•	Concerns over the pace/timing of stimulus withdrawal and rate hikes by the U.S. Fed;
•	Geopolitical stress driven by the war in Ukraine;
•	War in the Middle East caused a flight to safe havens that exerted downward pressure on Treasury bond yields;
•	China’s muted recovery as it seeks to transition from COVID lock-downs to re-opening its economy;
•	Regional bank stress revealed the lagged effect of rate hikes to date—with the resulting tightening of credit doing some of the Fed’s work for it; and
•	The looming risk of a shut-down of the U.S. government (Deadline extended to early 2024)

A historical review of listed real estate returns during periods of rising inflation serves as a reminder that real estate values tend to increase with inflation, as rising inflation is typically an indicator of a growing economy – the most important driver of demand for most property types. Additionally, commercial real estate leases often incorporate annual rent escalators, helping to provide additional protection of real estate cash flows during inflationary periods.

The Fund’s stock selection in the Cold Storage sector was a contributor to relative returns vs. the benchmark. The Fund also benefited from its stock selection in the Diversified, Net Lease, Lodging, and certain Specialty sectors.

The Fund’s stock selection in the Retail, Residential, Healthcare, and certain Specialty sectors were detractors to relative returns. We believe that the sell-off in Specialty property types with strong fundamentals, such as Data Centers and Cell Towers, has presented deep value investment opportunities for the Fund.

Despite the macroeconomic and geopolitical headlines, our outlook for the real estate industry continues to be constructive. Real estate fundamentals and earnings growth remain strong amidst an environment characterized by low supply in many sectors, paired with high construction costs. These factors, along with commercial real estate’s demonstrated performance as an effective hedge against high inflation, bode well for the outlook for owners of high-quality, income-producing, well-located real estate.

Our high conviction, benchmark-agnostic investment approach allows us to maintain a laser-focus on identifying and owning only the highest-quality companies in our investable universe. We have high conviction in our fundamental research and confidence in the management teams of the companies we own. While capital markets continue to experience transitory periods of market fixation on non-fundamental factors, we believe our portfolio is well-positioned as investor attention turns back to fundamentals.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Knights of Columbus Assets Advisors serves as Investment Advisor to the Fund and overseas the activities of Ranger Global Real Estate Advisors LLC as the Fund’s investment sub-adviser. Knights of Columbus owns 16.48% of Ranger Global Real Estate Advisors LLC.

AVERAGE ANNUAL TOTAL RETURN †[1,2]

	One Year Return	Three Year Return	Annualized Inception to Date

I Shares*	-8.90%	2.33%	-0.57%

FTSE NAREIT Equity REITs Index**	-6.10%	5.12%	-1.87%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus Real Estate Fund, I Shares versus the FTSE NAREIT Equity REITs Index.

* Commenced operations on September 30, 2019. The graph is based on I Shares only. The Fund currently only offers I shares.

** Index returns are shown from September 30, 2019. See definition of comparative index on page 3.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2023

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS
OCTOBER 31, 2023

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE (Unaudited)

Knights of Columbus International Equity Fund

Global equities were strong in the first nine months of the fiscal year as they rebounded from the sharp sell-off of 2022, which stemmed from rising interest rates. Even though the benchmark fell in the final three months of the period, it still returned an attractive 12.72%.

The primary economic and market dynamics revolved around high inflation, central banks’ attempts to slow it with increased interest rates, and fears that the whole exercise would cause an economic slowdown. That fear never materialized, though, and world GDP for 2023 looks like it will come in only slightly below 2022. Both corporate and consumer spending have held up much better than expected, keeping most major economies growing, even if Western Europe and the UK are only slightly positive. The Energy sector was a major story, as it was last year. First, it fell from its highs at the start of the Ukraine-Russia conflict, then rose again with the conflict in the Middle East.

Information Technology was the best sector for returns, rising +21.4%, followed closely by Consumer Discretionary at +19.1%. The weakest were Real Estate, which was hurt by higher interest rates and rose only +2.4%, and Health Care, which increased +5.7%. Japan was the strongest region, rising +17.1%, helped by low-interest rates that buoyed valuations and kept borrowing costs low. Canada was the weakest, and only negative, region, slipping -1.1%.

The Fund appreciated +11.49%, trailing the benchmark by 140 basis points (bps). Consumer Staples added the most to performance, and the two best holdings were both beneficiaries of high-end consumer spending: French cosmetics company L’Oreal SA (1.68% Avg. Wgt, +35.1% Return) and its Brazilian competitor Natura & Co. Holdings S.A. (0.31%, +17.7%). The sector that detracted the most from performance was Health Care. Danish oncology drug maker Genmab A/S (1.00%, -37.7%) reported several disappointing financial results. The other negative impact was from not owning (due to USCCB restrictions) Novo Nordisk A/S (0.00%, +78.6%), which rose sharply on sales of its weight-loss drug.

Investors appear to have accepted that interest rates will be “higher for longer,” since inflation has been higher, and unemployment has been lower than expected. This has limited further upside in global equity markets. The growing concern, however, is the degree to which economies and corporate earnings are beginning to slow. For these reasons, we remain slightly defensively positioned in the portfolio while maintaining our approach of sector, region, and company diversification.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

AVERAGE ANNUAL TOTAL RETURN †[1,2]

	One Year Return	Three Year Return	Five Year Return	Annualized Inception to Date

I Shares*‡	11.49%	2.84%	3.30%	3.62%

Class S Shares**	11.32%	2.72%	3.15%	3.76%

FTSE All-World ex-US Index***	12.72%	3.82%	4.20%	3.37%

Comparison of Change in the Value of a $25,000 Investment in the Knights of Columbus International Equity Fund, I Shares versus the FTSE All-World ex-US Index.

* Commenced operations of February 27, 2015. The graph is based on I Shares only; performance for Class S Shares would have been lower due to differences in fee structures.

** Commenced operations on July 14, 2015.

*** Index returns are shown from February 27, 2015. See definition of comparative index on page 3.

† If the Adviser had not waived a portion of its fee, the Fund’s total return may have been lower.

‡ See Note 1 in the Notes to Financial Statements.

1 The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

2 Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2023

SECTOR WEIGHTINGS† (Unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

U.S. TREASURY OBLIGATIONS — 61.4%

	Face Amount	Value
U.S. Treasury Notes 4.375%, 08/15/26	$23,500,000	$23,164,023
4.000%, 12/15/25	14,370,000	14,068,006
3.875%, 01/15/26	16,200,000	15,813,985
3.625%, 05/15/26	19,000,000	18,403,281
2.875%, 06/15/25	43,000,000	41,463,086

Total U.S. Treasury Obligations (Cost $114,991,868)		112,912,381

CORPORATE OBLIGATIONS — 29.0%

COMMUNICATION SERVICES — 1.2%
NTT Finance 0.583%, 03/01/24(A)	1,131,000	1,110,979
T-Mobile USA 2.625%, 04/15/26	550,000	508,325
Warnermedia Holdings 6.412%, 03/15/26	600,000	598,774

		2,218,078

CONSUMER DISCRETIONARY — 1.6%
Aptiv 2.396%, 02/18/25	525,000	500,747
Brunswick 0.850%, 08/18/24	624,000	595,573
Daimler Truck Finance North America
2.000%, 12/14/26(A)	910,000	810,077
Genuine Parts 1.750%, 02/01/25	673,000	636,141
Mercedes-Benz Finance North America
4.800%, 03/30/26(A)	550,000	538,771

		3,081,309

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER STAPLES — 3.7%
7-Eleven 0.950%, 02/10/26(A)	$975,000	$873,359
Coca-Cola European Partners 0.800%, 05/03/24(A)	763,000	742,548
Constellation Brands 4.750%, 11/15/24	413,000	407,977
Diageo Capital 2.125%, 10/24/24	1,086,000	1,049,079
JDE Peet’s 0.800%, 09/24/24(A)	1,216,000	1,158,849
McCormick 0.900%, 02/15/26	975,000	872,060
Mondelez International Holdings Netherlands BV
2.250%, 09/19/24(A)	588,000	569,112
Nestle Holdings 0.375%, 01/15/24(A)	530,000	524,225
Suntory Holdings 2.250%, 10/16/24(A)	592,000	570,212

		6,767,421

ENERGY — 1.7%
Continental Resources 3.800%, 06/01/24	592,000	583,065
Enbridge 2.500%, 02/14/25	673,000	643,667
Energy Transfer 3.900%, 05/15/24	691,000	682,591
Hess 3.500%, 07/15/24	741,000	727,517
Western Midstream Operating 3.950%, 06/01/25	673,000	647,237

		3,284,077

FINANCIALS — 8.5%
Ares Capital 4.200%, 06/10/24	566,000	556,472
Bank of Montreal MTN 1.500%, 01/10/25	987,000	935,915
Bank of Nova Scotia 0.700%, 04/15/24	610,000	595,742
0.650%, 07/31/24	610,000	586,065
BlackRock TCP Capital 3.900%, 08/23/24	1,140,000	1,108,850
Blackstone Private Credit Fund 1.750%, 09/15/24	812,000	776,668
Blue Owl Capital 5.250%, 04/15/24	561,000	556,585
Emera US Finance 0.833%, 06/15/24	875,000	842,583
Equitable Financial Life Global Funding
1.100%, 11/12/24(A)	619,000	588,218
F&G Global Funding 0.900%, 09/20/24(A)	943,000	894,399

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued
Fidelity National Information Services
1.150%, 03/01/26	$580,000	$519,592
Franklin BSP Lending 4.850%, 12/15/24(A)	628,000	604,371
FS KKR Capital 4.625%, 07/15/24	584,000	574,193
Goldman Sachs Group
6.138%, SOFRRATE + 0.790%, 12/09/26(B)	512,000	505,807
Golub Capital BDC 3.375%, 04/15/24	588,000	578,772
National Bank of Canada MTN
0.550%, H15T1Y + 0.400%, 11/15/24(B)	1,100,000	1,097,476
PNC Bank 2.500%, 08/27/24	449,000	436,011
Principal Life Global Funding II 1.375%, 01/10/25(A)	651,000	616,861
Sixth Street Specialty Lending 3.875%, 11/01/24	575,000	558,188
UBS 0.700%, 08/09/24(A)	1,032,000	990,290
Webster Financial 4.375%, 02/15/24	987,000	977,179
Wells Fargo MTN
0.805%, SOFRRATE + 0.510%, 05/19/25(B)	584,000	565,502

		15,465,739

HEALTH CARE — 0.7%
Baxter International 2.600%, 08/15/26	710,000	647,639
Zimmer Biomet Holdings 3.050%, 01/15/26	610,000	573,782

		1,221,421

INDUSTRIALS — 3.4%
AerCap Ireland Capital DAC 4.875%, 01/16/24	242,000	241,243
Air Lease MTN 0.700%, 02/15/24	552,000	542,990
Canadian Pacific Railway 1.350%, 12/02/24	1,279,000	1,217,953
Georgia-Pacific 0.950%, 05/15/26(A)	575,000	510,090
Howmet Aerospace 5.125%, 10/01/24	378,000	373,464
Hubbell 3.350%, 03/01/26	915,000	866,881
Johnson Controls International 3.900%, 02/14/26	575,000	550,835
Quanta Services 0.950%, 10/01/24	619,000	589,725
Regal Rexnord 6.050%, 02/15/26(A)	915,000	899,999

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INDUSTRIALS — continued
Westinghouse Air Brake Technologies
3.450%, 11/15/26	$600,000	$556,579

		6,349,759

INFORMATION TECHNOLOGY — 2.9%
Amphenol 4.750%, 03/30/26	915,000	893,921
Broadcom 3.459%, 09/15/26	900,000	844,389
Microchip Technology 0.983%, 09/01/24	359,000	343,988
0.972%, 02/15/24	530,000	521,829
Renesas Electronics 2.170%, 11/25/26(A)	900,000	794,625
Roper Technologies 3.800%, 12/15/26	960,000	906,884
Teledyne Technologies 1.600%, 04/01/26	975,000	881,297

		5,186,933

MATERIALS — 2.9%
Berry Global 1.570%, 01/15/26	565,000	510,460
Celanese US Holdings 3.500%, 05/08/24	645,000	635,883
Freeport-McMoRan 4.550%, 11/14/24	898,000	878,813
Sherwin-Williams 3.950%, 01/15/26	915,000	879,714
Sonoco Products 1.800%, 02/01/25	651,000	616,141
Steel Dynamics 5.000%, 12/15/26	525,000	506,898
West Fraser Timber 4.350%, 10/15/24(A)	666,000	649,907
Westlake 3.600%, 08/15/26	625,000	586,873

		5,264,689

REAL ESTATE — 0.7%
American Tower 3.375%, 10/15/26	845,000	782,214
Vornado Realty 3.500%, 01/15/25	516,000	487,816

		1,270,030

UTILITIES — 1.7%
American Electric Power
2.031%, 03/15/24	651,000	640,033
Black Hills 1.037%, 08/23/24	925,000	886,690
Dominion Energy 3.071%, 08/15/24(C)	507,000	494,921
Southern 0.600%, 02/26/24	557,000	547,685

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

UTILITIES — continued
WEC Energy Group 0.800%, 03/15/24	$566,000	$555,553

		3,124,882

Total Corporate Obligations (Cost $54,891,419)		53,234,338

ASSET-BACKED SECURITIES — 4.8%

ABPCI Direct Lending Fund CLO X, Ser 2020-10A, Cl A2A
7.738%, TSFR3M + 2.412%, 01/20/32 (A)(B)	1,122,000	1,120,572
Benefit Street Partners CLO II, Ser 2021-IIA, Cl A2R2
7.106%, TSFR3M + 1.712%, 07/15/29 (A)(B)	539,000	534,817
Blackrock Mount Adams CLO IX, Ser 2021-9A, Cl A1
7.028%, TSFR3M + 1.632%, 09/22/31 (A)(B)	655,110	651,340
California Street CLO IX, Ser 2021-9A, Cl AR3
6.756%, TSFR3M + 1.362%, 07/16/32 (A)(B)	592,000	588,395
Cerberus Loan Funding XXXVI, Ser 2021-6A, Cl B
7.406%, TSFR3M + 2.012%, 11/22/33 (A)(B)	628,000	619,565
Churchill MMSLF CLO-I, Ser 2021-2A, Cl A
7.126%, TSFR3M + 1.712%, 10/01/32 (A)(B)	1,113,000	1,101,733
Fortress Credit Opportunities XI CLO, Ser 2018-11A, Cl A1T
6.956%, TSFR3M + 1.562%, 04/15/31 (A)(B)	962,388	956,062
Fortress Credit Opportunities XVII CLO, Ser 2022-17A, Cl B
7.344%, TSFR3M + 1.950%, 01/15/30 (A)(B)	637,000	621,580
KKR Lending Partners III CLO, Ser 2021-1A, Cl B
7.577%, TSFR3M + 2.162%, 10/20/30 (A)(B)	592,000	573,307
Nassau, Ser 2017-IIA, Cl AF 3.380%, 01/15/30 (A)	209,780	201,492
RIN II, Ser 2019-1A, Cl A
7.323%, TSFR3M + 1.912%, 09/10/30 (A)(B)	557,000	545,582
VCP CLO II, Ser 2021-2A, Cl A1
7.326%, TSFR3M + 1.932%, 04/15/31 (A)(B)	622,543	622,455
Wellfleet CLO, Ser 2018-2A, Cl A1R
6.817%, TSFR3M + 1.402%, 10/20/28 (A)(B)	72,296	72,219

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Wellfleet CLO, Ser 2021-1A, Cl BR4
7.227%, TSFR3M + 1.812%, 07/20/29 (A)(B)	$592,000	$586,565
Zais CLO VIII, Ser 2018-1A, Cl A
6.606%, TSFR3M + 1.212%, 04/15/29 (A)(B)	39,324	39,273

Total Asset-Backed Securities (Cost $8,931,826)		8,834,957

MORTGAGE-BACKED SECURITIES — 2.8%

BPR Trust, Ser 2021-KEN, Cl B
7.399%, TSFR1M + 2.064%, 02/15/29 (A)(B)	723,000	716,068
COLT Mortgage Loan Trust, Ser 2021-2R, Cl A2
1.106%, 07/27/54 (A)	108,145	90,690
FREMF Mortgage Trust, Ser 2015-K48, Cl C
3.646%, 08/25/48 (A)(B)	718,000	682,998
FREMF Mortgage Trust, Ser 2017-K729, Cl B
3.674%, 11/25/49 (A)(B)	750,000	726,114
GS Mortgage-Backed Securities Trust, Ser 2022-PJ2, Cl A7
2.500%, 06/25/52 (A)(B)	1,021,691	909,192
GS Mortgage-Backed Securities Trust, Ser 2022-PJ3, Cl A7
2.500%, 08/25/52 (A)(B)	900,587	800,205
JP Morgan Mortgage Trust, Ser 2014-IVR6, Cl AM
6.836%, 07/25/44 (A)(B)	12,615	12,516
JP Morgan Mortgage Trust, Ser 2016-2, Cl A1
7.065%, 06/25/46 (A)(B)	27,691	24,904
JP Morgan Mortgage Trust, Ser 2016-5, Cl A1
7.002%, 12/25/46 (A)(B)	53,781	51,143
JP Morgan Mortgage Trust, Ser 2022-4, Cl A12
3.000%, 10/25/52 (A)(B)	1,071,198	974,465
Sequoia Mortgage Trust, Ser 2013-4, Cl B3
3.438%, 04/25/43 (B)	66,329	59,634
Verus Securitization Trust, Ser 2021-1, Cl A2
1.052%, 01/25/66 (A)(B)	181,878	150,457

Total Mortgage-Backed Securities (Cost $5,668,787)		5,198,386

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 0.0%

FHLMC 6.000%, 01/01/37	829	816
6.000%, 11/01/37	1,009	1,003
5.500%, 07/01/34	1,004	977

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LIMITED DURATION FUND
OCTOBER 31, 2023

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — continued

	Face Amount	Value
4.000%, 03/01/39	$2,675	$2,371
FHLMC, Ser 2004-2746, Cl BG 5.000%, 02/15/24	240	239
FNMA 6.000%, 05/01/36	262	264
6.000%, 08/01/36	258	261
5.500%, 07/01/38	2,114	2,074
GNMA 6.000%, 03/15/32	513	516
6.000%, 09/15/33	3,959	4,001
6.000%, 09/15/37	1,610	1,625
5.500%, 06/15/38	698	680
5.000%, 06/15/33	902	871

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $17,521)		15,698

Total Investments in Securities— 98.0% (Cost $184,501,421)		$180,195,760

Percentages are based on Net Assets of $183,920,481.

(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2023 was $27,420,601 and represented 14.9% of Net Assets.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.

See “Glossary” for abbreviations.

As of October 31, 2023, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2023

SECTOR WEIGHTINGS† (Unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

U.S. TREASURY OBLIGATIONS — 42.6%

	Face Amount	Value
U.S. Treasury Bonds
4.000%, 11/15/42	$3,300,000	$2,797,523
4.000%, 11/15/52	4,250,000	3,551,738
3.750%, 08/15/41	6,900,000	5,711,098
3.000%, 05/15/45	1,725,000	1,219,292
3.000%, 08/15/52	250,000	171,484
2.875%, 05/15/52	3,750,000	2,502,393
2.250%, 08/15/46	4,100,000	2,456,316
1.875%, 11/15/51	1,300,000	678,031
1.250%, 05/15/50	1,850,000	813,856
U.S. Treasury Notes
4.250%, 12/31/24	10,500,000	10,365,879
4.125%, 11/15/32	1,500,000	1,413,164
3.875%, 01/15/26	8,000,000	7,809,375
3.875%, 12/31/27	5,750,000	5,537,520
3.875%, 09/30/29	1,500,000	1,419,727
2.750%, 05/31/29	9,000,000	8,058,164
2.750%, 08/15/32	5,500,000	4,652,656
2.625%, 05/31/27	11,900,000	11,021,445
1.500%, 02/15/25	940,000	895,570
1.375%, 11/15/31	1,000,000	767,500
0.625%, 05/15/30	2,500,000	1,905,762
0.250%, 05/15/24	500,000	486,094
0.250%, 09/30/25	4,400,000	4,016,719

Total U.S. Treasury Obligations (Cost $89,152,494)		78,251,306

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 23.7%

FHLMC
6.000%, 01/01/53	1,536,472	1,501,789
6.000%, 05/01/53	844,072	823,103
5.500%, 11/01/52	866,725	822,378
5.500%, 01/01/53	1,570,801	1,491,437
5.000%, 12/01/52	818,178	755,124
5.000%, 04/01/53	838,678	773,632

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — continued

	Face Amount	Value
4.500%, 12/01/48	$118,615	$107,835
4.500%, 09/01/52	742,175	663,536
4.000%, 02/01/47	232,847	206,206
4.000%, 11/01/47	220,621	195,413
4.000%, 11/01/48	80,003	70,478
4.000%, 04/01/52	1,314,602	1,138,439
3.500%, 11/01/44	214,887	185,762
3.500%, 04/01/46	135,376	116,467
3.500%, 07/01/47	291,652	250,011
3.500%, 12/01/48	178,702	152,406
3.500%, 04/01/52	998,554	832,157
3.000%, 02/01/45	232,462	193,677
3.000%, 08/01/45	114,969	95,696
3.000%, 02/01/48	137,014	112,853
3.000%, 04/01/50	484,578	391,165
2.500%, 02/01/30	124,072	115,273
2.000%, 08/01/50	1,032,885	765,402
2.000%, 10/01/50	304,019	225,089
FHLMC Structured Pass-Through
Certificates, Ser 2003-54, Cl 4A
4.095%, 02/25/43(A)	61,638	54,582
FNMA
6.500%, 01/01/53	900,000	896,517
6.500%, 03/01/53	809,484	804,759
6.500%, 05/01/53	814,979	811,342
6.500%, 06/01/53	821,451	816,549
6.500%, 08/01/53	1,791,009	1,782,041
6.000%, 12/01/52	778,504	760,293
6.000%, 04/01/53	819,494	799,558
6.000%, 05/01/53	819,574	799,762
6.000%, 06/01/53	975,363	950,573
5.500%, 03/01/53	816,518	774,739
5.500%, 04/01/53	851,517	807,939
5.500%, 05/01/53	804,679	763,499
5.000%, 12/01/37	767,751	740,675
5.000%, 09/01/52	721,594	665,919
5.000%, 11/01/52	776,692	716,736
5.000%, 01/01/53	773,683	713,781
4.500%, 12/01/37	747,837	709,346
4.500%, 02/01/41	330,169	304,836
4.500%, 03/01/48	201,577	183,586
4.500%, 10/01/52	809,079	723,352
4.500%, 01/01/53	1,208,993	1,080,723
4.000%, 03/01/35	91,043	84,789
4.000%, 01/01/42	248,961	222,521
4.000%, 05/01/49	207,652	183,278
4.000%, 10/01/52	976,666	844,779
3.500%, 02/01/47	253,228	218,727
3.500%, 12/01/47	124,133	105,925
3.500%, 08/01/48	133,590	113,662
3.500%, 03/01/49	232,970	201,125
3.500%, 06/01/49	476,227	405,130
3.500%, 07/01/50	766,847	658,342
3.000%, 10/01/48	212,053	174,147
3.000%, 02/01/50	1,688,149	1,363,310
3.000%, 05/01/51	1,305,507	1,056,638
3.000%, 03/01/52	1,364,718	1,095,996

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2023

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — continued

	Face Amount	Value
2.500%, 12/01/49	$331,819	$256,932
2.500%, 09/01/50	684,598	529,663
2.500%, 06/01/51	1,121,950	865,163
2.000%, 10/01/50	817,378	605,522
2.000%, 02/01/51	621,927	460,482
2.000%, 01/01/52	2,149,033	1,585,745
GNMA
6.000%, 08/20/52	855,697	838,758
5.500%, 12/20/52	1,114,439	1,067,285
4.000%, 07/20/48	90,722	81,366
4.000%, 05/20/52	763,172	671,136
3.500%, 06/20/48	544,846	470,547
3.000%, 06/20/51	945,245	788,786

Total U.S. Government Agency
Mortgage-Backed Obligations
(Cost $48,720,472)		43,596,189

CORPORATE OBLIGATIONS — 18.8%

COMMUNICATION SERVICES — 0.8%
Comcast
2.887%, 11/01/51	314,000	173,412
2.650%, 02/01/30	240,000	199,171
Discovery Communications
4.125%, 05/15/29	635,000	558,974
NBN MTN
2.625%, 05/05/31(B)	600,000	474,297

		1,405,854

CONSUMER DISCRETIONARY — 0.8%
7-Eleven
2.800%, 02/10/51(B)	940,000	500,243
Mars
2.375%, 07/16/40(B)	540,000	324,191
Tiffany
4.900%, 10/01/44	759,000	640,107

		1,464,541

CONSUMER STAPLES — 1.1%
Anheuser-Busch InBev Worldwide
4.750%, 01/23/29	300,000	289,524
Bunge Finance
3.250%, 08/15/26	250,000	232,834
1.630%, 08/17/25	250,000	231,465
Conagra Brands
4.600%, 11/01/25	465,000	451,506
JBS USA LUX
3.000%, 05/15/32	695,000	505,453
Mondelez International
1.500%, 02/04/31	535,000	392,644

		2,103,426

ENERGY — 2.3%
Boardwalk Pipelines
4.800%, 05/03/29	480,000	441,822
Chevron USA
8.000%, 04/01/27	250,000	270,550

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

ENERGY — continued
Eastern Gas Transmission & Storage
3.000%, 11/15/29	$560,000	$469,934
Energy Transfer Operating
2.900%, 05/15/25	415,000	395,328
MarkWest Energy Partners
4.875%, 06/01/25	375,000	365,159
Occidental Petroleum
4.100%, 02/15/47	1,460,000	941,948
Patterson-UTI Energy
7.150%, 10/01/33	900,000	878,058
Rockies Express Pipeline
3.600%, 05/15/25(B)	480,000	454,217

		4,217,016

FINANCIALS — 4.6%
Ares Capital
4.250%, 03/01/25	570,000	548,679
Ares Finance II
3.250%, 06/15/30(B)	645,000	521,751
Bank of Montreal
3.803%, USSW5 +
1.432%, 12/15/32(A)	825,000	714,990
Carlyle Finance Subsidiary
3.500%, 09/19/29(B)	650,000	574,590
CI Financial
3.200%, 12/17/30	910,000	665,870
Goldman Sachs Group
6.138%, SOFRRATE +
0.790%, 12/09/26(A)	520,000	513,710
Legg Mason
5.625%, 01/15/44	685,000	604,212
MSCI
3.250%, 08/15/33(B)	505,000	373,639
National Australia Bank
3.347%, H15T5Y +
1.700%, 01/12/37(A),(B)	750,000	555,904
Neuberger Berman Group
4.500%, 03/15/27(B)	970,000	899,287
Nuveen Finance
4.125%, 11/01/24(B)	400,000	390,291
PennantPark Floating Rate Capital
4.250%, 04/01/26	650,000	593,404
Raymond James Financial
3.750%, 04/01/51	610,000	391,617
Stifel Financial
4.250%, 07/18/24	445,000	437,882
UBS Group
3.179%, H15T1Y +
1.100%, 02/11/43(A),(B)	555,000	343,680
Willis North America
3.600%, 05/15/24	415,000	409,117

		8,538,623

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INDUSTRIALS — 2.6%
Ashtead Capital
1.500%, 08/12/26(B)	$650,000	$571,255
Canadian Pacific Railway
3.100%, 12/02/51	880,000	516,575
Daimler Truck Finance North
America
2.500%, 12/14/31(B)	940,000	716,405
Delta Air Lines
2.900%, 10/28/24	455,000	436,635
Flowserve
2.800%, 01/15/32	675,000	497,408
Howmet Aerospace
3.000%, 01/15/29	495,000	417,813
Masco
6.500%, 08/15/32	317,000	313,480
Northern Group Housing
5.605%, 08/15/33(B)	479,235	464,663
Teledyne Technologies
2.250%, 04/01/28	420,000	358,577
Westinghouse Air Brake
Technologies
3.200%, 06/15/25	530,000	504,425

		4,797,236

INFORMATION TECHNOLOGY — 1.4%
Infor
1.750%, 07/15/25(B)	335,000	308,895
Microsoft
2.921%, 03/17/52	270,000	166,673
NXP BV
5.550%, 12/01/28	245,000	236,436
Oracle
2.875%, 03/25/31	600,000	480,936
Roper Technologies
2.950%, 09/15/29	420,000	357,796
VMware
1.800%, 08/15/28	625,000	515,879
Vontier
1.800%, 04/01/26	590,000	525,540

		2,592,155

MATERIALS — 1.8%
Anglo American Capital
4.500%, 03/15/28(B)	525,000	489,469
Berry Global
1.650%, 01/15/27	625,000	538,569
CF Industries
4.500%, 12/01/26(B)	520,000	495,527
Martin Marietta Materials
2.400%, 07/15/31	865,000	663,343
Sealed Air
1.573%, 10/15/26(B)	835,000	730,324
Silgan Holdings
1.400%, 04/01/26(B)	420,000	372,192

		3,289,424

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

REAL ESTATE — 1.5%
Alexandria Real Estate Equities
2.000%, 05/18/32	$745,000	$524,246
Camp Pendleton & Quantico Housing
6.165%, 10/01/50(B)	400,000	357,039
Extra Space Storage
2.350%, 03/15/32	730,000	535,028
NNN REIT
2.500%, 04/15/30	700,000	556,992
Store Capital
4.500%, 03/15/28	380,000	327,860
UDR
3.000%, 08/15/31	560,000	443,544

		2,744,709

UTILITIES — 1.9%
DPL
4.350%, 04/15/29	425,000	346,652
Duquesne Light Holdings
2.532%, 10/01/30(B)	540,000	409,147
Emera US Finance
4.750%, 06/15/46	250,000	174,730
IPALCO Enterprises
3.700%, 09/01/24	435,000	424,240
Jersey Central Power & Light
2.750%, 03/01/32(B)	670,000	513,806
Monongahela Power
3.550%, 05/15/27(B)	550,000	506,164
NextEra Energy Capital Holdings
1.900%, 06/15/28	1,230,000	1,026,515

		3,401,254

Total Corporate Obligations
(Cost $41,709,323)		34,554,238

MORTGAGE-BACKED SECURITIES — 7.8%

COLT Mortgage Loan Trust, Ser 2022-4, Cl A1
4.301%, 03/25/67 (A),(B)	889,295	820,304
CSMC Trust, Ser 2013-IVR3, Cl A2
3.000%, 05/25/43 (A),(B)	139,687	116,020
CSMC Trust, Ser 2015-2, Cl A18
3.500%, 02/25/45 (A),(B)	120,833	100,827
First Republic Mortgage Trust, Ser 2020-1, Cl A5
2.886%, 04/25/50 (A),(B)	387,885	358,671
FREMF Mortgage Trust, Ser 2017- K65, Cl C
4.078%, 07/25/50 (A),(B)	725,000	667,584
FREMF Mortgage Trust, Ser 2017- K66, Cl C
4.039%, 07/25/27 (A),(B)	175,000	160,387
FREMF Mortgage Trust, Ser 2017- K67, Cl B
3.946%, 09/25/49 (A),(B)	1,500,000	1,379,477

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
FREMF Mortgage Trust, Ser 2019-
K99, Cl C
3.645%, 10/25/52 (A),(B)	$750,000	$639,407
GMAC Commercial Mortgage
Asset, Ser 2010-FTLS, Cl A
6.363%, 02/10/47 (B),(C)	227,437	215,308
GS Mortgage-Backed Securities
Trust, Ser 2021-PJ1, Cl A8
2.500%, 05/28/52 (A),(B)	1,225,202	995,924
GS Mortgage-Backed Securities
Trust, Ser 2022-MM1, Cl A8
2.500%, 07/25/52 (A),(B)	1,688,222	1,376,697
JP Morgan Mortgage Trust,
Ser 2014-IVR6, Cl AM
6.836%, 07/25/44 (A),(B)	11,597	11,506
JP Morgan Mortgage Trust,
Ser 2016-2, Cl A1
7.065%, 06/25/46 (A),(B)	30,653	27,568
JP Morgan Mortgage Trust,
Ser 2016-5, Cl B3
6.983%, 12/25/46 (A),(B)	250,613	244,107
JP Morgan Mortgage Trust,
Ser 2022-2, Cl A4A
2.500%, 08/25/52 (A),(B)	1,160,832	952,834
JP Morgan Mortgage Trust,
Ser 2022-3, Cl A4A
2.500%, 08/25/52 (A),(B)	1,655,488	1,347,715
JP Morgan Mortgage Trust,
Ser 2022-4, Cl A4
3.000%, 10/25/52 (A),(B)	1,791,661	1,494,006
JPMBB Commercial Mortgage
Securities Trust, Ser 2015-C31, Cl ASB
3.540%, 08/15/48	175,691	170,239
Rate Mortgage Trust, Ser 2022-J1,
Cl A9
2.500%, 01/25/52 (A),(B)	1,246,786	1,012,680
RCKT Mortgage Trust, Ser 2022-3,
Cl A5
3.000%, 05/25/52 (A),(B)	1,840,295	1,528,564
Seasoned Credit Risk Transfer
Trust, Ser 2018-4, Cl MV
3.500%, 03/25/58	647,246	560,470
Sequoia Mortgage Trust, Ser 2015-
1, Cl A1
3.500%, 01/25/45 (A),(B)	22,828	19,802
Sequoia Mortgage Trust, Ser 2015-
2, Cl A1
3.500%, 05/25/45 (A),(B)	47,749	40,917
Sequoia Mortgage Trust, Ser 2015-
4, Cl A1
3.000%, 11/25/30 (A),(B)	52,285	48,772

Total Mortgage-Backed Securities
(Cost $16,567,731)		14,289,786

MUNICIPAL BONDS — 3.7%

	Face Amount	Value
Colorado Housing and Finance
Authority, RB
5.619%, 11/01/38	$965,000	$897,651
Denver City & County, Housing
Authority, Ser 2021-B, RB
3.104%, 02/01/39	300,000	205,431
Grand Parkway Transportation,
Ser B, RB
3.216%, 10/01/49	640,000	401,226
Hawaii State, Department of
Business Economic Development & Tourism, Ser A-2, RB
3.242%, 01/01/31	108,991	102,271
Idaho Housing & Finance
Association, Ser D-1, RB
5.713%, 07/01/38	960,000	916,302
Massachusetts State, Housing
Finance Agency, Ser B, RB
3.350%, 12/01/40	200,000	140,683
Michigan State Housing
Development Authority, Ser C, RB
5.816%, 12/01/38	895,000	860,582
Minnesota Housing Finance
Agency, RB
5.726%, 07/01/33	440,000	431,147
New York City, Housing
Development, Ser D, RB
3.083%, 11/01/46	900,000	527,917
New York State, Mortgage Agency,
Ser 241, RB
2.930%, 10/01/46	700,000	412,747
Rhode Island State, Housing and
Mortgage Finance, Ser 1-T, RB
2.993%, 10/01/38	540,000	359,157
Texas State, Natural Gas
Securitization Finance, Ser 2023 A-2, RB
5.169%, 04/01/41	705,000	651,811
Virginia State, Housing
Development Authority, Ser C, RB
2.829%, 04/01/41	500,000	326,212
Washington State Housing Finance
Commission, Ser 2T, RB
5.738%, 12/01/38	550,000	519,152

Total Municipal Bonds
(Cost $8,383,974)		6,752,289

ASSET-BACKED SECURITIES — 1.5%

Benefit Street Partners CLO II,
Ser 2021-IIA, Cl A2R2
7.106%, TSFR3M + 1.712%,
07/15/29 (A),(B)	585,000	580,460

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
CORE BOND FUND
OCTOBER 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Helios Issuer, Ser 2023-GRID1,
Cl 1A
5.750%, 12/20/50 (B)	$900,000	$884,311
RIN II, Ser 2019-1A, Cl A
7.323%, TSFR3M + 1.912%, 09/10/30 (A),(B)	600,000	587,700
VCP CLO II, Ser 2021-2A, Cl B1
7.906%, TSFR3M + 2.512%, 04/15/31 (A),(B)	650,000	643,800

Total Asset-Backed Securities (Cost $2,712,816)		2,696,271

Total Investments in Securities— 98.1% (Cost $207,246,810)		$180,140,079

Percentages are based on Net Assets of $183,576,840.

(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2023 was $27,602,324 and represented 15.0% of Net Assets.

(C)	Level 3 security in accordance with fair value hierarchy.

See “Glossary” for abbreviations.

The following is a summary of the level of inputs used as of October 31, 2023, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
U.S. Treasury Obligations	$—	$78,251,306	$—	$78,251,306
U.S. Government Agency Mortgage- Backed Obligations	—	43,596,189	—	43,596,189
Corporate Obligations	—	34,554,238	—	34,554,238
Mortgage-Backed Securities	—	14,074,478	215,308	14,289,786
Municipal Bonds	—	6,752,289	—	6,752,289
Asset-Backed Securities	—	2,696,271	—	2,696,271

Total Investments in Securities	$—	$179,924,771	$215,308	$180,140,079

(1)

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LONG/SHORT EQUITY FUND
OCTOBER 31, 2023

SECTOR WEIGHTINGS† (Unaudited)

	Long	Short	Net
Information Technology	16.8%	(4.3)%	12.5%
Consumer Discretionary	12.3	(3.1)	9.2
Financials	9.7	(1.2)	8.5
Health Care	10.5	(4.8)	5.7
Communication Services	6.7	(2.1)	4.6
Energy	2.4	0.0	2.4
Materials	1.9	0.0	1.9
Industrials	3.0	(2.6)	0.4
Consumer Staples	0.6	(1.4)	(0.8)
Exchange Traded Funds	0.0	(20.4)	(20.4)

Total Investments			24.0

Other Assets and Liabilities, Net			76.0

			100.0%

† As a percentage of the Fund’s Net Assets.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 63.9%

	Shares	Value

COMMUNICATION SERVICES — 6.7%
Alphabet, Cl A *	13,072	$1,621,974
Fox	20,893	634,938
Interpublic Group of Companies (A)	7,340	208,456
Match Group *	5,170	178,882
Meta Platforms, Cl A *(A)	5,780	1,741,341
Omnicom Group (A)	20,085	1,504,567
		5,890,158

CONSUMER DISCRETIONARY — 12.3%
Airbnb, Cl A *	13,227	1,564,622
Best Buy	10,790	720,988
Booking Holdings *	562	1,567,733
BorgWarner	31,798	1,173,346
Dick’s Sporting Goods	3,329	356,036
eBay	25,999	1,019,941
Expedia Group *	14,820	1,412,198
Lennar, Cl A	2,914	310,865
NVR *	243	1,315,267
PulteGroup	12,678	932,974
Tapestry	8,081	222,712
Toll Brothers	2,052	145,097
Whirlpool (A)	1,546	161,650
		10,903,429

CONSUMER STAPLES — 0.6%
Archer-Daniels-Midland	7,325	524,250

ENERGY — 2.4%
ConocoPhillips (A)	5,468	649,598
HF Sinclair	10,194	564,544
Noble PLC	7,725	360,680
Valero Energy	3,941	500,507
		2,075,329

FINANCIALS — 9.7%
Ameriprise Financial (A)	4,746	1,492,949
Berkshire Hathaway, Cl B *(A)	7,346	2,507,410
Discover Financial Services (A)	5,482	449,963
FleetCor Technologies *	5,588	1,258,250
JPMorgan Chase	11,939	1,660,237

COMMON STOCK — continued

	Shares	Value

FINANCIALS— continued
Synchrony Financial (A)	44,604	$1,251,142
		8,619,951

HEALTH CARE — 10.5%
Biogen *	5,803	1,378,445
Cardinal Health	19,470	1,771,770
Cencora, Cl A	5,003	926,305
DaVita *	18,455	1,425,280
Hologic *	13,845	916,124
IQVIA Holdings *(A)	6,134	1,109,211
Medtronic PLC (A)	14,902	1,051,485
United Therapeutics *(A)	3,375	752,152
		9,330,772

INDUSTRIALS — 3.0%
Expeditors International of Washington	9,694	1,059,070
Owens Corning (A)	12,595	1,427,895
Textron	2,473	187,948
		2,674,913

INFORMATION TECHNOLOGY — 16.8%
Adobe *	2,358	1,254,597
Akamai Technologies *	6,220	642,713
Apple (A)	7,582	1,294,778
Applied Materials	2,488	329,287
AppLovin, Cl A *	19,514	711,090
Autodesk *(A)	2,921	577,277
Broadcom (A)	721	606,628
Check Point Software Technologies *(A)	6,986	937,870
Cisco Systems (A)	32,494	1,693,912
Fortinet *	5,928	338,904
Jabil	7,377	905,896
KLA (A)	2,141	1,005,628
Lam Research (A)	1,160	682,335
Microsoft (A)	1,665	562,953
NetApp (A)	23,177	1,686,822
NXP Semiconductors	1,545	266,404
Oracle	5,312	549,261
Qorvo *	3,918	342,512
Skyworks Solutions	5,848	507,256
		14,896,123

MATERIALS — 1.9%
Dow (A)	18,951	916,091
LyondellBasell Industries, Cl A	1,894	170,915
Packaging Corp of America	1,413	216,260
Reliance Steel & Aluminum	1,527	388,438
		1,691,704

Total Common Stock (Cost $57,303,809)		56,606,629
Total Investments in Securities— 63.9% (Cost $57,303,809)		$56,606,629

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LONG/SHORT EQUITY FUND
OCTOBER 31, 2023

SECURITIES SOLD SHORT

COMMON STOCK — (19.5)%

	Shares	Value

COMMUNICATION SERVICES — (2.1)%
Paramount Global, Cl B	(82,736)	$(900,168)
Walt Disney *	(11,092)	(904,996)

		(1,805,164)

CONSUMER DISCRETIONARY — (3.1)%
Chewy, Cl A *	(14,075)	(272,070)
Coupang, Cl A *	(13,157)	(223,669)
Lucid Group *	(202,572)	(834,596)
On Holding, Cl A *	(51,992)	(1,334,635)
Tesla *	(551)	(110,663)

		(2,775,633)

CONSUMER STAPLES — (1.4)%
Hormel Foods	(11,235)	(365,699)
Keurig Dr Pepper	(14,391)	(436,479)
Performance Food Group *	(7,822)	(451,799)

		(1,253,977)

FINANCIALS — (1.2)%
Block, Cl A *	(13,316)	(535,969)
NU Holdings, Cl A *	(29,954)	(245,623)
Toast, Cl A *	(14,400)	(230,256)

		(1,011,848)

HEALTH CARE — (4.8)%
Agilon Health *	(5,750)	(103,500)
Boston Scientific *	(6,321)	(323,572)
Catalent *	(6,919)	(237,944)
Cooper	(1,805)	(562,709)
ICON PLC *	(2,116)	(516,219)
Illumina *	(4,175)	(456,829)
Insulet *	(5,125)	(679,421)
Penumbra *	(5,490)	(1,049,414)
Repligen *	(2,236)	(300,876)

		(4,230,484)

INDUSTRIALS — (2.6)%
Ceridian HCM Holding *	(6,629)	(424,322)
Elbit Systems	(1,764)	(329,021)
HEICO	(2,474)	(391,906)
Stanley Black & Decker	(4,965)	(422,273)
Uber Technologies *	(4,142)	(179,266)
Xylem	(6,216)	(581,445)

		(2,328,233)

INFORMATION TECHNOLOGY — (4.3)%
Aspen Technology *	(7,581)	(1,347,523)
BILL Holdings *	(2,756)	(251,595)
Cloudflare, Cl A *	(14,225)	(806,415)
Crowdstrike Holdings, Cl A *	(713)	(126,037)
Datadog, Cl A *	(4,326)	(352,439)
Snowflake, Cl A *	(2,265)	(328,719)
SolarEdge Technologies *	(3,368)	(255,800)
Twilio, Cl A *	(3,998)	(204,938)
Unity Software *	(5,767)	(146,309)

		(3,819,775)

Total Common Stock (Proceeds $19,718,751)		(17,225,114)

EXCHANGE TRADED FUNDS — (20.4)%

	Shares	Value
ARK Fintech Innovation ETF*	(209,567)	$(3,784,780)
iShares Russell 3000 ETF	(23,807)	(5,681,540)
Vanguard Value ETF	(64,371)	(8,644,382)

Total Exchange Traded Funds (Proceeds $19,208,613)		(18,110,702)

Total Securities Sold Short— (39.9)% (Proceeds $38,927,364)		$(35,335,816)

Percentages are based on Net Assets of $88,623,891.

*	Non-income producing security.
(A)	This security or a partial position of this security has been committed as collateral for securities sold short.

See “Glossary” for abbreviations.

The following is a summary of the level of inputs used as of October 31, 2023, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$56,606,629	$—	$—	$56,606,629

Total Investments in Securities	$56,606,629	$—	$—	$56,606,629

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(17,225,114)	$—	$—	$(17,225,114)
Exchange Traded Funds	(18,110,702)	—	—	(18,110,702)

Total Securities Sold Short	$(35,335,816)	$—	$—	$(35,335,816)

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting

Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP VALUE FUND
OCTOBER 31, 2023

SECTOR WEIGHTINGS† (Unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.4%

	Shares	Value

COMMUNICATION SERVICES — 6.7%
Alphabet, Cl A *	12,578	$1,560,678
AT&T	194,446	2,994,468
Comcast, Cl A	77,988	3,220,125
Electronic Arts	14,628	1,810,800
Meta Platforms, Cl A *	2,785	839,037

		10,425,108

CONSUMER DISCRETIONARY — 3.6%
General Motors	23,407	660,078
Lennar, Cl A	23,729	2,531,410
TJX	28,133	2,477,673

		5,669,161

CONSUMER STAPLES — 8.8%
Colgate-Palmolive	34,982	2,627,848
Molson Coors Beverage, Cl B	35,852	2,071,170
Mondelez International, Cl A	40,019	2,649,658
Monster Beverage *	40,356	2,062,192
PepsiCo	13,997	2,285,430
Performance Food Group *	36,094	2,084,789

		13,781,087

ENERGY — 9.8%
Canadian Natural Resources	48,783	3,099,184
ConocoPhillips	32,771	3,893,195
Exxon Mobil	52,864	5,595,654
Pioneer Natural Resources	11,322	2,705,958

		15,293,991

FINANCIALS — 21.5%
Allstate	21,705	2,781,062
American International Group	43,513	2,667,782
Ameriprise Financial	7,707	2,424,391
Berkshire Hathaway, Cl B *	21,867	7,463,863
First Horizon	104,474	1,123,095
Hartford Financial Services Group	41,194	3,025,699
JPMorgan Chase	23,314	3,242,045
Morgan Stanley	32,630	2,310,857
Prudential Financial	21,757	1,989,460

COMMON STOCK — continued

	Shares	Value

FINANCIALS— continued
Toronto-Dominion Bank	26,288	$1,467,922
Visa, Cl A	9,276	2,180,788
Wells Fargo	73,189	2,910,726

		33,587,690

HEALTH CARE — 9.5%
Boston Scientific *	52,435	2,684,148
Cencora, Cl A	12,921	2,392,323
Exact Sciences *	19,270	1,186,839
Neurocrine Biosciences *	7,524	834,713
Quest Diagnostics	18,500	2,406,850
Select Medical Holdings	70,760	1,608,375
STERIS PLC	10,582	2,222,008
Stryker	5,196	1,404,063

		14,739,319

INDUSTRIALS — 10.5%
AECOM	31,729	2,428,855
Copart *	51,000	2,219,520
CSX	73,923	2,206,602
Cummins	8,998	1,946,267
Eaton PLC	3,725	774,465
Emerson Electric	19,119	1,701,017
Quanta Services	8,232	1,375,732
United Rentals	3,571	1,450,790
Waste Management	13,533	2,223,878

		16,327,126

INFORMATION TECHNOLOGY — 9.6%
Advanced Micro Devices *	19,873	1,957,490
Cisco Systems	73,220	3,816,959
Dell Technologies, Cl C	41,677	2,788,608
Intel	16,820	613,930
Microsoft	4,569	1,544,825
Motorola Solutions	7,776	2,165,305
Salesforce *	10,106	2,029,588

		14,916,705

MATERIALS — 4.2%
Linde PLC	8,770	3,351,543
Steel Dynamics	19,192	2,044,140
Westlake	10,083	1,163,175

		6,558,858

REAL ESTATE — 4.0%
Host Hotels & Resorts ‡	120,456	1,864,659
Iron Mountain ‡	39,476	2,331,847
Lamar Advertising, Cl A ‡	23,807	1,958,602

		6,155,108

UTILITIES — 7.2%
Constellation Energy	16,650	1,880,118
Entergy	18,837	1,800,629
Exelon	49,965	1,945,637
FirstEnergy	40,428	1,439,237
Fortis	38,927	1,546,570

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP VALUE FUND
OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

UTILITIES— continued
Vistra	81,041	$2,651,661

		11,263,852

Total Common Stock (Cost $131,124,543)		148,718,005

Total Investments in Securities— 95.4% (Cost $131,124,543)		$148,718,005

Percentages are based on Net Assets of $155,912,452.

*	Non-income producing security.
‡	Real Estate Investment Trust.

See “Glossary” for abbreviations.

As of October 31, 2023, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting

Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP GROWTH FUND
OCTOBER 31, 2023

SECTOR WEIGHTINGS† (Unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.4%#

	Shares	Value

COMMUNICATION SERVICES — 13.9%
Alphabet, Cl A *	62,724	$7,782,794
Alphabet, Cl C *	39,463	4,944,714
Meta Platforms, Cl A *	19,811	5,968,460
Netflix *	4,411	1,815,965
T-Mobile US	9,048	1,301,645

		21,813,578

CONSUMER DISCRETIONARY — 12.6%
AutoZone *	722	1,788,488
Darden Restaurants	9,946	1,447,441
Expedia Group *	9,258	882,195
Home Depot	4,571	1,301,318
Lowe’s	10,828	2,063,492
Lululemon Athletica *	3,233	1,272,121
Marriott International, Cl A	12,753	2,404,706
MercadoLibre *	965	1,197,314
NIKE, Cl B	12,272	1,261,194
Tesla *	18,929	3,801,700
TJX	25,747	2,267,538

		19,687,507

CONSUMER STAPLES — 4.0%
BJ’s Wholesale Club Holdings *	24,784	1,688,286
Coca-Cola	34,329	1,939,245
PepsiCo	16,041	2,619,175

		6,246,706

ENERGY — 1.0%
Cheniere Energy	9,464	1,574,999

FINANCIALS — 5.9%
LPL Financial Holdings	3,995	896,957
Mastercard, Cl A	6,737	2,535,470
Progressive	6,342	1,002,607
Visa, Cl A	20,212	4,751,841

		9,186,875

HEALTH CARE — 8.3%
Boston Scientific *	32,003	1,638,234

COMMON STOCK — continued

	Shares	Value

HEALTH CARE— continued
Cencora, Cl A	7,940	$1,470,091
Dexcom *	3,178	282,302
Edwards Lifesciences *	4,531	288,715
Exact Sciences *	10,920	672,563
IDEXX Laboratories *	657	262,452
Intuitive Surgical *	4,090	1,072,480
IQVIA Holdings *	1,529	276,489
Neurocrine Biosciences *	11,389	1,263,496
Seagen *	6,095	1,297,077
STERIS PLC	6,978	1,465,240
Stryker	5,534	1,495,397
Zoetis, Cl A	10,266	1,611,762

		13,096,298

INDUSTRIALS — 4.1%
Caterpillar	7,539	1,704,191
Deere	3,769	1,377,041
Howmet Aerospace	26,790	1,181,439
KBR	20,373	1,184,690
Uber Technologies *	23,303	1,008,554

		6,455,915

INFORMATION TECHNOLOGY — 43.4%
Accenture PLC, Cl A	7,459	2,215,994
Adobe *	4,411	2,346,917
Advanced Micro Devices *	16,362	1,611,657
Apple	108,684	18,559,967
Broadcom	3,368	2,833,734
Crowdstrike Holdings, Cl A *	5,009	885,441
Dynatrace *	28,875	1,291,001
HubSpot *	1,207	511,490
Keysight Technologies *	5,245	640,152
KLA	2,890	1,357,433
Microchip Technology	21,576	1,538,153
Microsoft	58,071	19,634,386
NVIDIA	18,688	7,620,966
ON Semiconductor *	9,212	577,040
Oracle	12,031	1,244,005
Palo Alto Networks *	4,491	1,091,403
Salesforce *	5,603	1,125,251
ServiceNow *	4,170	2,426,315
Synopsys *	1,200	563,328

		68,074,633

MATERIALS — 0.9%
Linde PLC	3,546	1,355,139

REAL ESTATE — 1.3%
Iron Mountain ‡	34,490	2,037,324

Total Common Stock (Cost $121,497,198)		149,528,974

Total Investments in Securities— 95.4% (Cost $121,497,198)		$149,528,974

Percentages are based on Net Assets of $156,801,046.

#	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
LARGE CAP GROWTH FUND
OCTOBER 31, 2023

*	Non-income producing security.

‡	Real Estate Investment Trust.

See “Glossary” for abbreviations.

As of October 31, 2023, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting

Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
SMALL CAP FUND
OCTOBER 31, 2023

SECTOR WEIGHTINGS† (Unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 95.7%

	Shares	Value

COMMUNICATION SERVICES — 2.1%
Cars.com *	54,802	$834,634
IMAX *	98,124	1,786,838

		2,621,472

CONSUMER DISCRETIONARY — 7.2%
Adient PLC *	22,903	771,602
BJ’s Restaurants *	27,124	697,629
Bloomin’ Brands	72,691	1,696,608
Boot Barn Holdings *	20,904	1,452,828
Dana	45,848	526,335
KB Home	28,290	1,250,418
LGI Homes *	7,614	719,599
Norwegian Cruise Line Holdings *	34,446	468,466
YETI Holdings *	29,233	1,242,987

		8,826,472

CONSUMER STAPLES — 4.2%
Dole	130,806	1,493,805
MGP Ingredients	10,064	952,658
Primo Water	67,641	883,392
Sprouts Farmers Market *	44,367	1,864,301

		5,194,156

ENERGY — 9.7%
Chord Energy	7,722	1,276,601
Civitas Resources	20,128	1,518,255
Crescent Point Energy	108,363	867,987
International Seaways	19,887	956,366
Magnolia Oil & Gas, Cl A	106,405	2,388,792
Matador Resources	27,090	1,671,182
PBF Energy, Cl A	28,373	1,348,569
Permian Resources, Cl A	47,784	696,213
Weatherford International *	13,611	1,267,048

		11,991,013

FINANCIALS — 14.4%
American Equity Investment Life Holding	12,695	672,327

COMMON STOCK — continued

	Shares	Value

FINANCIALS— continued
Axis Capital Holdings	15,475	$883,622
ConnectOne Bancorp	47,734	777,587
Enterprise Financial Services	21,161	735,768
Essent Group	18,973	896,285
Federated Hermes, Cl B	40,381	1,280,078
FirstCash Holdings	10,772	1,173,286
Hancock Whitney	25,364	873,283
Merchants Bancorp	23,984	716,867
OceanFirst Financial	47,705	603,945
OFG Bancorp	42,848	1,269,158
Old Second Bancorp	71,512	969,703
Piper Sandler	7,104	993,494
Popular	15,199	988,543
PROG Holdings *	24,040	658,456
QCR Holdings	23,531	1,116,546
Selective Insurance Group	3,276	341,064
Stifel Financial	16,649	948,993
WaFd	38,055	939,197
Wintrust Financial	12,825	957,899

		17,796,101

HEALTH CARE — 14.9%
Apellis Pharmaceuticals *	2,921	142,136
AtriCure *	20,365	705,444
Castle Biosciences *	26,338	411,400
CONMED	10,122	986,490
Denali Therapeutics *	16,793	316,212
Globus Medical, Cl A *	10,448	477,555
Guardant Health *	20,653	534,500
Haemonetics *	4,667	397,768
Halozyme Therapeutics *	43,213	1,463,624
Inari Medical *	11,801	716,439
Inmode *	22,165	423,352
Insmed *	49,774	1,247,336
Inspire Medical Systems *	1,438	211,616
Integer Holdings *	10,502	852,447
Intra-Cellular Therapies *	13,314	662,505
Karuna Therapeutics *	1,051	175,107
Lantheus Holdings *	10,595	684,437
Madrigal Pharmaceuticals *	1,872	245,943
Merit Medical Systems *	12,293	845,021
Mirum Pharmaceuticals *	25,429	697,517
NextGen Healthcare *	67,595	1,616,872
PTC Therapeutics *	12,958	242,963
UFP Technologies *	6,085	948,773
Varex Imaging *	74,102	1,337,541
Vericel *	49,537	1,742,712
Viking Therapeutics *	17,631	172,960
Viridian Therapeutics *	13,025	162,813

		18,421,483

INDUSTRIALS — 15.7%
Allient	21,250	586,500
API Group *	14,521	375,658
Aris Water Solutions, Cl A	104,511	872,667
Atkore *	8,382	1,041,715
Brink’s	22,637	1,513,510

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS
SMALL CAP FUND
OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS— continued
Comfort Systems USA	5,610	$1,020,179
CSW Industrials	5,489	972,980
EnerSys	8,765	750,109
Great Lakes Dredge & Dock *	109,140	829,464
H&E Equipment Services	24,833	1,011,200
Herc Holdings	10,005	1,068,434
JELD-WEN Holding *	51,778	586,645
KBR	11,982	696,753
Limbach Holdings *	13,665	407,217
Maximus	11,153	833,352
McGrath RentCorp	8,525	857,615
MYR Group *	13,177	1,526,292
Shyft Group	43,180	474,116
SP Plus *	12,484	630,817
SPX Technologies *	9,887	792,146
Standex International	9,234	1,325,725
Sterling Infrastructure *	16,020	1,167,057

		19,340,151

INFORMATION TECHNOLOGY — 13.6%
Amkor Technology	14,541	303,325
Belden	21,994	1,559,375
Box, Cl A *	24,644	612,650
DigitalOcean Holdings *	18,151	371,369
DoubleVerify Holdings *	15,672	436,152
Extreme Networks *	20,139	415,266
Fabrinet *	7,231	1,120,805
Five9 *	7,673	444,037
FormFactor *	31,433	1,064,950
Freshworks, Cl A *	12,818	229,955
Instructure Holdings *	65,633	1,616,541
LiveRamp Holdings *	28,568	790,191
MACOM Technology Solutions Holdings *	8,205	578,781
Mitek Systems *	39,284	419,553
Perficient *	15,055	876,050
Rambus *	17,620	957,295
Rapid7 *	12,543	583,124
Silicon Laboratories *	6,847	631,156
Sprout Social, Cl A *	14,285	618,255
SPS Commerce *	6,522	1,045,737
Super Micro Computer *	2,626	628,848
Viavi Solutions *	75,764	589,444
Workiva, Cl A *	9,769	850,782

		16,743,641

MATERIALS — 4.9%
ATI *	54,435	2,056,010
Constellium, Cl A *	92,429	1,460,378
Greif, Cl A	17,188	1,091,438
Summit Materials, Cl A *	42,047	1,383,346

		5,991,172

REAL ESTATE — 7.6%
Apple Hospitality ‡	68,232	1,069,878
Armada Hoffler Properties ‡	76,286	759,808
COPT Defense Properties ‡	42,848	976,934
Plymouth Industrial ‡	42,024	837,959

COMMON STOCK — continued

	Shares	Value

REAL ESTATE— continued
Ryman Hospitality Properties ‡	20,536	$1,757,882
STAG Industrial ‡	35,643	1,184,060
Tanger Factory Outlet Centers ‡	87,845	1,980,905
UMH Properties ‡	53,480	738,559

		9,305,985

UTILITIES — 1.4%
Clearway Energy, Cl C	32,794	711,958
Southwest Gas Holdings	16,616	973,864

		1,685,822

Total Common Stock (Cost $117,143,485)		117,917,468

Total Investments in Securities— 95.7% (Cost $117,143,485)		$117,917,468

Percentages are based on Net Assets of $123,185,976.

*	Non-income producing security.

‡	Real Estate Investment Trust.

See “Glossary” for abbreviations.

As of October 31, 2023, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting

Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 95.6%#

	Shares	Value

COMMUNICATION SERVICES — 9.5%
Alphabet, Cl A *	17,875	$2,217,930
Alphabet, Cl C *	15,662	1,962,449
Altice USA, Cl A *	517	1,494
AMC Entertainment Holdings, Cl A *	147	1,575
AMC Networks, Cl A *	75	885
Anterix *	46	1,403
AT&T	21,520	331,408
ATN International	27	836
Bandwidth, Cl A *	57	605
Boston Omaha, Cl A *	73	1,039
Bumble, Cl A *	215	2,890
Cable One	11	6,049
Cardlytics *	82	1,016
Cargurus, Cl A *	215	3,704
Cars.com *	152	2,315
Charter Communications, Cl A *	315	126,882
Cinemark Holdings *	271	4,469
Clear Channel Outdoor Holdings, Cl A *	1,176	1,294
Cogent Communications Holdings	112	7,278
Comcast, Cl A	12,616	520,915
Consolidated Communications Holdings *	181	755
Daily Journal *	3	873
DHI Group *	103	282
DISH Network, Cl A *	624	3,058
EchoStar, Cl A *	83	1,150
Electronic Arts	778	96,309
Endeavor Group Holdings, Cl A	501	11,403
Entravision Communications, Cl A	180	644
Eventbrite, Cl A *	199	1,648
EW Scripps, Cl A *	150	820
Fox	884	26,865

COMMON STOCK — continued

	Shares	Value

COMMUNICATION SERVICES— continued
Frontier Communications Parent *	595	$10,662
fuboTV *	506	1,224
Gannett *	351	821
Globalstar *	1,759	2,480
Gogo *	153	1,606
Gray Television	205	1,337
IAC *	211	8,978
IDT, Cl B *	40	1,122
iHeartMedia *	300	705
Integral Ad Science Holding *	89	1,022
Interpublic Group of Companies	1,160	32,944
Iridium Communications	346	12,819
John Wiley & Sons, Cl A	107	3,239
Liberty Broadband, Cl C *	352	29,325
Liberty Latin America, Cl C *	358	2,452
Live Nation Entertainment *	438	35,049
Lumen Technologies *	2,489	3,634
Madison Square Garden Entertainment, Cl A *	67	2,042
Madison Square Garden Sports *	45	7,566
Magnite *	295	1,959
Marcus	55	855
Match Group *	853	29,514
MediaAlpha, Cl A *	62	637
Meta Platforms, Cl A *	6,671	2,009,772
Netflix *	1,340	551,665
New York Times, Cl A	489	19,712
News	1,141	23,596
Nexstar Media Group, Cl A	104	14,568
Nextdoor Holdings *	272	495
NII Holdings *(A)	46	100
Omnicom Group	596	44,646
Ooma *	57	622
Paramount Global, Cl B	1,846	20,084
Pinterest, Cl A *	1,758	52,529
Playstudios *	208	589
PubMatic, Cl A *	104	1,172
QuinStreet *	124	1,402
Reservoir Media *	79	445
ROBLOX, Cl A *	1,304	41,480
Roku, Cl A *	372	22,160
Scholastic	70	2,583
Shenandoah Telecommunications	121	2,863
Shutterstock	61	2,481
Sinclair	104	1,130
Sirius XM Holdings	1,835	7,854
Skillz, Cl A *	33	170
Snap, Cl A *	2,873	28,759
Sphere Entertainment *	67	2,205
Spotify Technology *	398	65,574
Stagwell, Cl A *	278	1,145
Take-Two Interactive Software *	473	63,206
TechTarget *	65	1,637
TEGNA	600	8,706
Telephone and Data Systems	246	4,475
Thryv Holdings *	77	1,342

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

COMMUNICATION SERVICES— continued
TKO Group Holdings	118	$9,674
T-Mobile US	1,571	226,004
Trade Desk, Cl A *	1,340	95,086
TripAdvisor *	268	3,956
TrueCar *	163	298
United States Cellular *	35	1,471
Verizon Communications	12,671	445,132
Vimeo *	362	1,115
Vivid Seats, Cl A *	180	1,058
Walt Disney *	5,522	450,540
Warner Bros Discovery *	6,650	66,105
WideOpenWest *	128	901
Yelp, Cl A *	162	6,835
Ziff Davis *	126	7,618
ZipRecruiter, Cl A *	107	1,140
ZoomInfo Technologies, Cl A *	860	11,146
		9,859,481

CONSUMER DISCRETIONARY — 8.5%
1-800-Flowers.com, Cl A *	72	541
2U *	188	399
Aaron’s	75	556
Abercrombie & Fitch, Cl A *	119	7,238
Academy Sports & Outdoors	205	9,192
Acushnet Holdings	76	3,873
Adient PLC *	255	8,591
ADT	2,394	13,550
Adtalem Global Education *	112	5,802
Advance Auto Parts	160	8,325
Airbnb, Cl A *	1,166	137,926
American Axle & Manufacturing Holdings *	274	1,849
American Eagle Outfitters	451	7,879
America’s Car-Mart *	15	1,005
Aramark	785	21,140
Arko	170	1,284
Asbury Automotive Group *	63	12,056
AutoNation *	75	9,756
AutoZone *	55	136,242
Bath & Body Works	686	20,340
Beazer Homes USA *	70	1,693
Best Buy	580	38,756
Beyond *	112	1,747
Big 5 Sporting Goods	53	374
Big Lots *	68	310
Biglari Holdings, Cl B *	5	739
BJ’s Restaurants *	57	1,466
Bloomin’ Brands	209	4,878
Bluegreen Vacations Holding,
Cl A	23	771
Booking Holdings *	114	318,010
Boot Barn Holdings *	74	5,143
BorgWarner	699	25,793
Bowlero *	252	2,543
Bright Horizons Family Solutions *	169	12,516
Brinker International *	108	3,663

COMMON STOCK — continued

	Shares	Value

CONSUMER DISCRETIONARY— continued
Brunswick	212	$14,728
Buckle	76	2,567
Build-A-Bear Workshop, Cl A *	34	843
Burlington Stores *	194	23,480
Caleres	84	2,149
Camping World Holdings, Cl A	108	1,809
Canoo *	856	235
Capri Holdings *	356	18,220
CarMax *	476	29,079
Carnival *	2,992	34,288
CarParts.com *	126	357
Carriage Services, Cl A	33	713
Carter’s	92	6,179
Carvana, Cl A *	230	6,210
Cavco Industries *	20	4,990
Century Communities	70	4,305
Cheesecake Factory	121	3,759
Chegg *	309	2,327
Chewy, Cl A *	250	4,832
Chico’s FAS *	303	2,266
Children’s Place *	29	794
Chipotle Mexican Grill, Cl A *	84	163,145
Choice Hotels International	85	9,392
Chuy’s Holdings *	45	1,515
Columbia Sportswear	90	6,642
ContextLogic, Cl A *	48	188
Cooper-Standard Holdings *	42	522
Coursera *	273	4,734
Cracker Barrel Old Country Store	55	3,650
Cricut, Cl A *	106	904
Crocs *	180	16,078
Dana	358	4,110
Darden Restaurants	364	52,973
Dave & Buster’s Entertainment *	119	4,158
Deckers Outdoor *	80	47,765
Denny’s *	136	1,172
Designer Brands, Cl A	122	1,233
Destination XL Group *	150	624
Dick’s Sporting Goods	177	18,930
Dillard’s, Cl A	22	6,830
Dine Brands Global	36	1,774
Domino’s Pizza	107	36,272
DoorDash, Cl A *	726	54,414
Dorman Products *	66	4,104
DR Horton	909	94,900
Dream Finders Homes, Cl A *	54	1,063
Duluth Holdings, Cl B *	69	347
Duolingo, Cl A *	82	11,976
Dutch Bros, Cl A *	102	2,483
eBay	1,623	63,670
El Pollo Loco Holdings *	74	618
Ethan Allen Interiors	57	1,497
Etsy *	371	23,113
European Wax Center, Cl A *	83	1,226
EVgo, Cl A *	176	363
Expedia Group *	444	42,309

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

CONSUMER DISCRETIONARY— continued
Figs, Cl A *	386	$2,127
First Watch Restaurant Group *	41	685
Fisker *	443	1,993
Five Below *	164	28,533
Floor & Decor Holdings, Cl A *	315	25,956
Foot Locker *	203	4,261
Ford Motor	11,776	114,816
Fossil Group *	117	182
Fox Factory Holding *	114	9,288
Frontdoor *	205	5,931
Funko, Cl A *	78	601
GameStop, Cl A *	778	10,713
Gap	521	6,669
Garmin	463	47,471
General Motors	4,209	118,694
Genesco *	30	822
Gentex	705	20,219
Gentherm *	83	3,338
Genuine Parts	425	54,765
G-III Apparel Group *	102	2,606
Goodyear Tire & Rubber *	762	9,068
GoPro, Cl A *	315	791
Graham Holdings, Cl B	9	5,208
Grand Canyon Education *	83	9,821
Green Brick Partners *	108	4,180
Group 1 Automotive	36	9,084
GrowGeneration *	146	298
Guess?	72	1,548
H&R Block	440	18,062
Hanesbrands *	870	3,645
Harley-Davidson	426	11,438
Hasbro	384	17,338
Haverty Furniture	34	886
Helen of Troy *	64	6,292
Hibbett	31	1,428
Hilton Grand Vacations *	212	7,621
Hilton Worldwide Holdings	789	119,557
Home Depot	3,052	868,874
Hooker Furnishings	27	451
Hovnanian Enterprises, Cl A *	12	834
Hyatt Hotels, Cl A	135	13,829
Installed Building Products	63	7,035
iRobot *	67	2,206
Jack in the Box	41	2,590
Johnson Outdoors, Cl A	21	999
KB Home	215	9,503
Kohl’s	275	6,201
Kontoor Brands	137	6,364
Krispy Kreme	167	2,159
Kura Sushi USA, Cl A *	12	686
Las Vegas Sands	1,002	47,555
Laureate Education, Cl A *	314	4,440
La-Z-Boy, Cl Z	108	3,158
LCI Industries	65	7,052
Lear	179	23,227
Legacy Housing *	25	463

COMMON STOCK — continued

	Shares	Value

CONSUMER DISCRETIONARY— continued
Leggett & Platt	354	$8,294
Lennar, Cl A	751	80,117
Leslie’s *	424	2,095
Levi Strauss, Cl A	213	2,912
LGI Homes *	51	4,820
Life Time Group Holdings *	87	1,028
Lindblad Expeditions Holdings *	87	541
Lithia Motors, Cl A	81	19,619
LKQ	802	35,224
Lovesac *	34	560
Lowe’s	1,795	342,073
Lucid Group *	1,828	7,531
Luminar Technologies, Cl A *	567	1,797
M/I Homes *	65	5,335
Macy’s	730	8,891
Malibu Boats, Cl A *	50	2,181
MarineMax *	53	1,451
Marriott International, Cl A	792	149,339
Marriott Vacations Worldwide	92	8,267
MasterCraft Boat Holdings *	44	899
Mattel *	1,067	20,358
McDonald’s	2,209	579,134
MDC Holdings	145	5,503
Meritage Homes	104	11,858
MGM Resorts International *	938	32,755
Mister Car Wash *	212	1,102
Modine Manufacturing *	127	5,016
Mohawk Industries *	154	12,378
Monro	77	1,911
Movado Group	38	1,059
Murphy USA	60	21,761
Nathan’s Famous	8	524
National Vision Holdings *	196	3,046
Nerdy *	205	631
NIKE, Cl B	3,593	369,253
Noodles, Cl A *	92	196
Nordstrom	243	3,397
Norwegian Cruise Line Holdings *	1,318	17,925
NVR *	8	43,301
ODP *	97	4,357
Ollie’s Bargain Outlet Holdings *	168	12,976
ONE Group Hospitality *	62	273
OneWater Marine, Cl A *	26	588
O’Reilly Automotive *	184	171,201
Oxford Industries	38	3,207
Papa John’s International	86	5,592
Patrick Industries	53	3,983
Peloton Interactive, Cl A *	755	3,594
Penske Automotive Group	55	7,869
Perdoceo Education	163	2,949
Petco Health & Wellness, Cl A *	378	1,308
PetMed Express	53	365
Phinia	120	3,116
Planet Fitness, Cl A *	240	13,265
Playa Hotels & Resorts *	342	2,473
Polaris	162	14,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

CONSUMER DISCRETIONARY— continued
Pool	117	$36,945
Portillo’s, Cl A *	102	1,525
PulteGroup	668	49,158
Purple Innovation, Cl A	262	254
PVH	184	13,680
QuantumScape, Cl A *	646	3,372
Qurate Retail *	863	380
Ralph Lauren, Cl A	118	13,279
Red Robin Gourmet Burgers *	38	307
Revolve Group, Cl A *	102	1,402
RH *	56	12,206
Rivian Automotive, Cl A *	1,788	29,001
Rocky Brands	17	209
Ross Stores	1,003	116,318
Rover Group, Cl A *	236	1,522
Royal Caribbean Cruises *	675	57,193
Sabre *	760	2,660
Sally Beauty Holdings *	266	2,261
SeaWorld Entertainment *	170	7,324
Service International	447	24,326
Shake Shack, Cl A *	94	5,268
Shoe Carnival	40	915
Signet Jewelers	115	8,031
Six Flags Entertainment *	206	4,099
Skechers USA, Cl A *	404	19,481
Skyline Champion *	151	8,853
Sleep Number *	52	846
Snap One Holdings *	44	330
Solid Power *	285	376
Solo Brands, Cl A *	55	212
Sonic Automotive, Cl A	35	1,675
Sonos *	299	3,223
Sportsman’s Warehouse Holdings *	92	468
Standard Motor Products	47	1,642
Starbucks	3,395	313,155
Stellantis	7,119	132,983
Steven Madden	184	6,033
Stitch Fix, Cl A *	200	656
Stoneridge *	65	1,058
Strategic Education	60	4,939
Stride *	102	5,608
Sweetgreen, Cl A *	220	2,273
Tapestry	693	19,099
Target Hospitality *	79	1,085
Taylor Morrison Home, Cl A *	303	11,611
Tempur Sealy International	504	20,125
Tesla *	8,139	1,634,637
Texas Roadhouse, Cl A	202	20,511
Thor Industries	149	13,102
ThredUp, Cl A *	165	531
Tilly’s, Cl A *	56	454
TJX	3,453	304,106
Toll Brothers	331	23,405
TopBuild *	95	21,732
Topgolf Callaway Brands *	358	4,375
Tractor Supply	331	63,737

COMMON STOCK — continued

	Shares	Value

CONSUMER DISCRETIONARY— continued
Traeger *	146	$384
Travel + Leisure	196	6,670
TRI Pointe Group *	258	6,465
Udemy *	126	1,125
Ulta Beauty *	151	57,578
Under Armour, Cl A *	474	3,247
Universal Technical Institute *	82	716
Upbound Group, Cl A	124	3,231
Urban Outfitters *	133	4,604
Vail Resorts	122	25,894
Valvoline *	516	15,310
VF	1,097	16,159
Victoria’s Secret *	174	3,111
Visteon *	76	8,750
Vizio Holding, Cl A *	166	845
VOXX International, Cl A *	31	284
Warby Parker, Cl A *	207	2,687
Wayfair, Cl A *	219	9,332
Wendy’s	527	10,024
Whirlpool	160	16,730
Williams-Sonoma	197	29,597
Wingstop	89	16,267
Winmark	7	2,823
Winnebago Industries	73	4,230
Wolverine World Wide	192	1,546
Workhorse Group *	414	173
WW International *	172	1,345
Wyndham Hotels & Resorts	255	18,462
Wynn Resorts	291	25,544
XPEL *	51	2,361
Xponential Fitness, Cl A *	52	742
YETI Holdings *	233	9,907
Yum! Brands	846	102,248
Zumiez *	40	657
		8,876,533

CONSUMER STAPLES — 4.0%
Albertsons, Cl A	797	17,295
Andersons	80	4,010
Archer-Daniels-Midland	1,647	117,876
B&G Foods	176	1,420
Beauty Health *	215	871
BellRing Brands *	386	16,884
Benson Hill *	422	65
Beyond Meat *	146	872
BJ’s Wholesale Club Holdings *	401	27,316
Boston Beer, Cl A *	26	8,683
BRC, Cl A *	144	418
Brown-Forman, Cl B	907	50,937
Bunge	449	47,585
Calavo Growers	42	1,064
Cal-Maine Foods	102	4,622
Campbell Soup	597	24,125
Casey’s General Stores	114	30,998
Celsius Holdings *	128	19,468
Central Garden & Pet, Cl A *	99	3,929

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

CONSUMER STAPLES— continued
Chefs’ Warehouse *	85	$1,618
Clorox	374	44,020
Coca-Cola	12,922	729,964
Coca-Cola Consolidated	12	7,637
Colgate-Palmolive	2,507	188,326
Conagra Brands	1,437	39,316
Constellation Brands, Cl A	499	116,841
Coty, Cl A *	922	8,639
Darling Ingredients *	475	21,038
Dollar General	659	78,447
Dollar Tree *	666	73,986
Duckhorn Portfolio *	107	1,116
Edgewell Personal Care	128	4,467
elf Beauty *	152	14,080
Energizer Holdings	166	5,242
Estee Lauder, Cl A	701	90,338
Flowers Foods	572	12,544
Fresh Del Monte Produce	94	2,350
Freshpet *	126	7,232
General Mills	1,766	115,214
Grocery Outlet Holding *	225	6,226
Hain Celestial Group *	222	2,453
Herbalife *	240	3,420
Hershey	444	83,183
Hormel Foods	876	28,514
Hostess Brands, Cl A *	381	12,725
Ingles Markets, Cl A	36	2,888
Ingredion	192	17,967
Inter Parfums	46	5,847
J&J Snack Foods	37	5,795
JM Smucker	313	35,632
John B Sanfilippo & Son	22	2,250
Kellanova	1,030	51,984
Keurig Dr Pepper	2,715	82,346
Kimberly-Clark	1,017	121,674
Kraft Heinz	3,638	114,452
Lamb Weston Holdings	434	38,973
Lancaster Colony	53	8,966
Limoneira	41	586
McCormick	756	48,308
Medifast	27	1,867
MGP Ingredients	34	3,218
Mission Produce *	106	997
Molson Coors Beverage, Cl B	598	34,546
Mondelez International, Cl A	4,111	272,189
Monster Beverage *	2,230	113,953
National Beverage *	54	2,505
Nu Skin Enterprises, Cl A	122	2,317
Oil-Dri Corp of America	12	687
Olaplex Holdings *	319	453
PepsiCo	4,137	675,489
Performance Food Group *	459	26,512
Pilgrim’s Pride *	100	2,550
Post Holdings *	155	12,443
PriceSmart	64	3,999
Reynolds Consumer Products	136	3,459

COMMON STOCK — continued

	Shares	Value

CONSUMER STAPLES— continued
Seaboard	1	$3,507
Seneca Foods, Cl A *	13	710
Simply Good Foods *	264	9,845
Sovos Brands *	91	1,976
SpartanNash	86	1,934
Spectrum Brands Holdings	109	8,210
Sprouts Farmers Market *	290	12,186
Sysco	1,520	101,065
Target	1,375	152,336
Tootsie Roll Industries	39	1,213
TreeHouse Foods *	140	5,837
Tyson Foods, Cl A	841	38,980
United Natural Foods *	147	2,143
US Foods Holding *	657	25,584
USANA Health Sciences *	28	1,275
Utz Brands	167	2,036
Village Super Market, Cl A	21	514
Vita Coco *	61	1,653
Vital Farms *	64	708
WD-40	36	7,610
Weis Markets	38	2,474
Westrock Coffee *	46	379
WK Kellogg	245	2,450
		4,156,851

ENERGY — 5.5%
Amplify Energy *	95	660
Antero Midstream	870	10,736
Antero Resources *	775	22,816
APA	929	36,900
Archrock	346	4,384
Ardmore Shipping	93	1,236
Baker Hughes, Cl A	3,016	103,811
Baytex Energy	352	1,521
Berry	186	1,553
Bristow Group *	68	1,778
Cactus, Cl A	172	8,074
California Resources	179	9,414
Callon Petroleum *	131	4,893
Centrus Energy, Cl A *	29	1,539
ChampionX	589	18,141
Cheniere Energy	726	120,821
Chesapeake Energy	340	29,267
Chevron	5,860	853,978
Chord Energy	123	20,378
Civitas Resources	198	14,941
Clean Energy Fuels *	417	1,455
CNX Resources *	451	9,796
Comstock Resources	339	4,271
ConocoPhillips	3,666	435,521
CONSOL Energy	85	7,811
Core Laboratories	116	2,485
Coterra Energy	2,264	62,260
Crescent Energy, Cl A	98	1,189
CVR Energy (A)	272	8,908
Delek US Holdings	165	4,348

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

ENERGY— continued
Denbury *	140	$12,445
Devon Energy	1,950	90,812
DHT Holdings	338	3,759
Diamond Offshore Drilling *	253	3,140
Diamondback Energy	524	84,008
DMC Global *	47	891
Dorian LPG *	85	2,717
Dril-Quip *	84	1,819
DT Midstream	281	15,166
Earthstone Energy, Cl A *	131	2,773
Enviva *	91	329
EOG Resources	1,761	222,326
Equities	1,019	43,185
Equitrans Midstream	1,247	11,061
Excelerate Energy, Cl A	65	924
Expro Group Holdings *	263	4,142
Exxon Mobil	12,226	1,294,122
Gevo *	578	618
Green Plains *	144	4,231
Gulfport Energy *	46	5,686
Halliburton	2,695	106,021
Helix Energy Solutions Group *	359	3,518
Helmerich & Payne	289	11,436
Hess	828	119,563
Hess Midstream, Cl A	108	3,240
HF Sinclair	478	26,472
HighPeak Energy	42	744
International Seaways	86	4,136
Kinder Morgan	5,925	95,985
Kinetik Holdings, Cl A	32	1,134
Liberty Energy, Cl A	427	8,412
Magnolia Oil & Gas, Cl A	492	11,045
Marathon Oil	1,884	51,452
Marathon Petroleum	1,339	202,524
Matador Resources	332	20,481
Murphy Oil	443	19,877
Nabors Industries *	22	2,148
New Fortress Energy, Cl A	196	5,939
Newpark Resources *	194	1,342
NextDecade *	336	1,475
Noble PLC	307	14,334
Northern Oil and Gas	200	7,668
NOV	1,174	23,433
Occidental Petroleum	2,699	166,825
Oceaneering International *	247	5,432
Oil States International *	155	1,125
ONEOK	1,342	87,498
Ovintiv	726	34,848
Par Pacific Holdings *	149	4,890
Patterson-UTI Energy	945	12,006
PBF Energy, Cl A	336	15,970
Peabody Energy	389	9,176
Permian Resources, Cl A	542	7,897
Phillips 66	1,387	158,215
Pioneer Natural Resources	702	167,778
Plains GP Holdings, Cl A	495	7,762

COMMON STOCK — continued

	Shares	Value

ENERGY— continued
ProFrac Holding, Cl A *	47	$443
ProPetro Holding *	208	2,180
Range Resources	698	25,016
REX American Resources *	38	1,444
Riley Exploration Permian	16	506
Ring Energy *	251	437
RPC	233	1,939
SandRidge Energy	92	1,458
Schlumberger	4,258	237,000
Select Water Solutions, Cl A	221	1,644
SilverBow Resources *	24	818
Sitio Royalties, Cl A	198	4,887
SM Energy	347	13,991
Solaris Oilfield Infrastructure, Cl A	70	647
Southwestern Energy *	2,927	20,869
Talos Energy *	282	4,371
Targa Resources	665	55,601
Teekay *	248	1,743
Tellurian *	1,345	928
TETRA Technologies *	293	1,389
Texas Pacific Land	24	44,303
Tidewater *	118	8,065
Transocean *	1,914	12,671
US Silica Holdings *	185	2,233
VAALCO Energy	264	1,180
Valero Energy	1,113	141,351
Vertex Energy *	162	698
Viper Energy Partners	154	4,386
Vital Energy *	40	2,002
W&T Offshore *	245	1,017
Weatherford International *	202	18,804
Williams	3,648	125,491
World Kinect	151	2,793
		5,773,145

FINANCIALS — 14.9%
1st Source	45	2,053
Acacia Research *	143	513
ACNB	20	688
Affiliated Managers Group	103	12,644
Affirm Holdings, Cl A *	607	10,689
Aflac	1,670	130,444
AGNC Investment ‡	1,720	12,694
Alerus Financial	45	779
Allstate	787	100,838
Ally Financial	904	21,868
Amalgamated Financial	42	766
A-Mark Precious Metals	47	1,273
Ambac Financial Group *	111	1,346
Amerant Bancorp, Cl A	59	1,076
American Equity Investment Life Holding *	244	12,922
American Express	2,244	327,691
American Financial Group	239	26,137
American International Group	2,224	136,353

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

FINANCIALS— continued
American National Bankshares	26	$992
Ameriprise Financial	318	100,033
Ameris Bancorp	165	6,154
AMERISAFE	47	2,396
Annaly Capital Management ‡	1,484	23,165
Aon PLC, Cl A	611	189,043
Apollo Commercial Real Estate Finance ‡	351	3,496
Apollo Global Management	1,181	91,481
Arbor Realty Trust ‡	410	5,170
Arch Capital Group *	1,076	93,268
Ares Commercial Real Estate ‡	136	1,247
Ares Management, Cl A	429	42,295
Argo Group International Holdings *	84	2,507
ARMOUR Residential REIT ‡	96	1,405
Arrow Financial	41	874
Arthur J Gallagher	634	149,301
Artisan Partners Asset Management, Cl A	165	5,445
AssetMark Financial Holdings *	54	1,291
Associated Banc-Corp	372	6,030
Assurant	158	23,526
Assured Guaranty	149	9,298
Atlantic Union Bankshares	186	5,359
Avantax *	97	2,504
AvidXchange Holdings *	319	2,756
Axis Capital Holdings	226	12,905
Axos Financial *	135	4,864
B. Riley Financial	36	1,304
Banc of California	138	1,547
BancFirst	50	4,055
Bancorp *	134	4,777
Bank First	23	1,816
Bank of America	24,110	635,057
Bank of Hawaii	98	4,840
Bank of Marin Bancorp	37	622
Bank of New York Mellon	2,434	103,445
Bank OZK	344	12,319
BankUnited	187	4,078
Banner	84	3,546
Bar Harbor Bankshares	37	926
BayCom	30	594
BCB Bancorp	38	391
Berkshire Hathaway, Cl B *	3,888	1,327,091
Berkshire Hills Bancorp	110	2,157
BGC Group, Cl A	745	4,373
BlackRock, Cl A	447	273,689
Blackstone, Cl A	2,121	195,874
Blackstone Mortgage Trust, Cl A ‡	441	8,798
Block, Cl A *	1,608	64,722
Blue Foundry Bancorp *	61	461
Blue Owl Capital, Cl A	1,262	15,560
BOK Financial	71	4,652
Bread Financial Holdings	124	3,352
Bridgewater Bancshares *	50	481

COMMON STOCK — continued

	Shares	Value

FINANCIALS— continued
Brighthouse Financial *	182	$8,245
Brightsphere Investment Group	104	1,629
BrightSpire Capital, Cl A ‡	318	1,800
Brookline Bancorp	218	1,771
Brown & Brown	717	49,774
BRP Group, Cl A *	154	3,223
Business First Bancshares	59	1,153
Byline Bancorp	58	1,100
Cadence Bank	493	10,442
Cambridge Bancorp	19	1,020
Camden National	35	1,021
Cannae Holdings *	178	2,910
Cantaloupe *	172	1,132
Capital City Bank Group	33	943
Capital One Financial	1,130	114,458
Capitol Federal Financial	322	1,674
Capstar Financial Holdings	45	683
Carlyle Group	609	16,772
Carter Bankshares *	59	664
Cass Information Systems	31	1,172
Cathay General Bancorp	173	5,866
Cboe Global Markets	315	51,625
Central Pacific Financial	66	1,041
Charles Schwab	5,054	263,010
Chimera Investment ‡	572	2,746
Chubb	1,236	265,270
Cincinnati Financial	466	46,446
Citigroup	5,847	230,898
Citizens & Northern	38	688
Citizens Financial Group	1,448	33,927
City Holding	36	3,268
Civista Bancshares	37	539
Claros Mortgage Trust ‡	323	3,369
CME Group, Cl A	1,075	229,469
CNA Financial	64	2,586
CNB Financial	52	945
CNO Financial Group	280	6,490
Coastal Financial *	26	966
Cohen & Steers	63	3,291
Coinbase Global, Cl A *	471	36,324
Colony Bankcorp	41	408
Columbia Banking System	559	10,996
Columbia Financial *	76	1,224
Comerica	392	15,445
Commerce Bancshares	363	15,921
Community Bank System	134	5,353
Community Trust Bancorp	44	1,653
ConnectOne Bancorp	92	1,499
Corebridge Financial	203	4,060
Credit Acceptance *	22	8,853
CrossFirst Bankshares *	108	1,143
Cullen	180	16,378
Customers Bancorp *	74	2,976
CVB Financial	332	5,186
Diamond Hill Investment Group	7	1,100
Dime Community Bancshares	90	1,655

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

FINANCIALS— continued
Discover Financial Services	784	$64,351
Donegal Group, Cl A	37	522
Donnelley Financial Solutions *	67	3,647
Dynex Capital ‡	133	1,335
Eagle Bancorp	76	1,480
East West Bancorp	421	22,574
Eastern Bankshares	400	4,404
eHealth *	59	506
Ellington Financial ‡	163	1,961
Employers Holdings	67	2,546
Enact Holdings	76	2,095
Encore Capital Group *	56	2,110
Enova International *	77	3,071
Enstar Group *	33	7,820
Enterprise Bancorp	23	605
Enterprise Financial Services	88	3,060
Equitable Holdings	1,091	28,988
Equity Bancshares, Cl A	34	823
Erie Indemnity, Cl A	72	19,886
Esquire Financial Holdings	17	779
Essent Group	307	14,503
Euronet Worldwide *	128	9,836
Evercore, Cl A	102	13,278
Everest Group	88	34,815
EZCORP, Cl A *	128	1,050
FactSet Research Systems	117	50,531
Farmers & Merchants Bancorp	32	557
Farmers National Banc	87	982
FB Financial	88	2,585
Federal Agricultural Mortgage, Cl C	23	3,417
Federated Hermes, Cl B	212	6,720
Fidelity D&D Bancorp	11	493
Fidelity National Financial	770	30,099
Fidelity National Information Services	1,781	87,465
Fifth Third Bancorp	2,037	48,297
Financial Institutions	38	602
First American Financial	297	15,278
First Bancorp	24	562
First Bancorp	99	2,873
First Bancshares	68	1,647
First Bank	45	498
First Busey	129	2,562
First Business Financial Services	20	614
First Citizens BancShares, Cl A	32	43,742
First Commonwealth Financial	258	3,142
First Community Bankshares	36	1,175
First Financial	28	963
First Financial Bancorp	233	4,310
First Financial Bankshares	371	8,923
First Foundation	128	581
First Hawaiian	319	5,720
First Horizon	1,599	17,189
First Interstate BancSystem, Cl A	218	5,019
First Merchants	148	4,042

COMMON STOCK — continued

	Shares	Value

FINANCIALS— continued
First Mid Bancshares	46	$1,257
First of Long Island	53	569
FirstCash Holdings	104	11,328
Fiserv *	1,893	215,329
Five Star Bancorp	25	487
FleetCor Technologies *	211	47,511
Flushing Financial	70	864
Flywire *	230	6,185
FNB	966	10,327
Franklin BSP Realty Trust ‡	207	2,610
Franklin Resources	879	20,032
FS Bancorp	16	462
Fulton Financial	416	5,404
FVCBankcorp *	35	382
GCM Grosvenor	101	813
Genworth Financial, Cl A *	1,224	7,332
German American Bancorp	71	1,940
Glacier Bancorp	299	9,027
Global Payments	789	83,808
Globe Life	286	33,279
Goldman Sachs Group	1,008	306,039
Goosehead Insurance, Cl A *	51	3,308
Granite Point Mortgage Trust ‡	130	546
Great Southern Bancorp	23	1,144
Green Dot, Cl A *	125	1,397
Guaranty Bancshares	21	599
Hagerty, Cl A *	185	1,428
Hamilton Lane, Cl A	84	7,066
Hancock Whitney	230	7,919
Hanmi Financial	76	1,116
Hannon Armstrong Sustainable Infrastructure Capital ‡	227	3,891
Hanover Insurance Group	95	11,135
HarborOne Bancorp	107	1,053
Hartford Financial Services Group	942	69,190
HBT Financial	33	594
HCI Group	15	885
Heartland Financial USA	99	2,713
Heritage Commerce	147	1,202
Heritage Financial	87	1,415
Hilltop Holdings	114	3,149
Hingham Institution For Savings The	4	594
Hippo Holdings *	32	230
Home Bancorp	18	617
Home BancShares	511	10,450
HomeStreet	45	217
HomeTrust Bancshares	35	721
Hope Bancorp	285	2,497
Horace Mann Educators	102	3,236
Horizon Bancorp	106	1,006
Houlihan Lokey, Cl A	147	14,776
Huntington Bancshares	4,296	41,456
I3 Verticals, Cl A *	56	1,050
Independent Bank	113	5,511
Independent Bank Group	90	3,181

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

FINANCIALS— continued
Independent Bank/MI	52	$1,037
Interactive Brokers Group, Cl A	297	23,781
Intercontinental Exchange	1,665	178,888
International Bancshares	134	5,873
International Money Express *	81	1,293
Invesco	1,356	17,587
Invesco Mortgage Capital ‡	98	668
Investors Title	4	575
Jack Henry & Associates	219	30,877
Jackson Financial, Cl A	179	6,571
James River Group Holdings	91	1,251
Jefferies Financial Group	564	18,150
John Marshall Bancorp	32	588
JPMorgan Chase	8,772	1,219,834
Kearny Financial	153	1,062
Kemper	165	6,580
KeyCorp	2,809	28,708
Kinsale Capital Group	66	22,038
KKR Real Estate Finance Trust ‡	145	1,514
Ladder Capital, Cl A ‡	283	2,861
Lakeland Bancorp	154	1,737
Lakeland Financial	62	3,053
Lazard, Cl A	294	8,164
Lemonade *	152	1,663
LendingClub *	255	1,323
LendingTree *	27	357
Lincoln National	470	10,232
Live Oak Bancshares	83	2,395
Loews	587	37,574
LPL Financial Holdings	237	53,211
Luther Burbank *	51	415
M&T Bank	504	56,787
Macatawa Bank	66	603
Markel Group *	39	57,350
MarketAxess Holdings	112	23,940
Marqeta, Cl A *	968	5,005
Marsh & McLennan	1,492	282,958
Mastercard, Cl A	2,543	957,058
MBIA *	120	826
Mercantile Bank	37	1,219
Merchants Bancorp	40	1,181
Mercury General	67	2,069
MetLife	1,964	117,860
Metrocity Bankshares	45	902
Metropolitan Bank Holding *	24	778
MFA Financial ‡	255	2,269
MGIC Investment	842	14,179
Mid Penn Bancorp	33	629
Midland States Bancorp	53	1,156
MidWestOne Financial Group	36	717
Moelis, Cl A	166	6,912
Moody’s	552	170,016
Morgan Stanley	3,929	278,252
Morningstar	75	18,993
Mr Cooper Group *	172	9,723
MSCI, Cl A	232	109,400

COMMON STOCK — continued

	Shares	Value

FINANCIALS— continued
MVB Financial	28	$550
Nasdaq	1,021	50,642
National Bank Holdings, Cl A	93	2,900
National Western Life Group, Cl A	5	2,395
Navient	311	4,948
NBT Bancorp	105	3,514
NCR Atleos *	180	3,960
Nelnet, Cl A	33	2,799
NerdWallet, Cl A *	76	819
New York Community Bancorp	2,019	19,136
New York Mortgage Trust ‡	227	1,770
Nexpoint Real Estate Finance ‡	42	623
Nicolet Bankshares	32	2,330
NMI Holdings, Cl A *	206	5,634
Northeast Bank	21	1,003
Northern Trust	616	40,601
Northfield Bancorp	104	894
Northrim BanCorp	14	584
Northwest Bancshares	303	3,157
OceanFirst Financial	144	1,823
Ocwen Financial *	16	385
Old National Bancorp	827	11,327
Old Republic International	831	22,753
Old Second Bancorp	105	1,424
OneMain Holdings, Cl A	362	13,007
Open Lending, Cl A *	256	1,533
Oppenheimer Holdings, Cl A	16	561
Orchid Island Capital, Cl A ‡	98	615
Origin Bancorp	71	2,101
Orrstown Financial Services	25	528
Oscar Health, Cl A *	293	1,500
Pacific Premier Bancorp	232	4,408
PacWest Bancorp	291	2,060
Palomar Holdings *	60	3,005
Park National	40	4,056
Parke Bancorp	26	438
Pathward Financial	68	3,080
Payoneer Global *	585	3,387
PayPal Holdings *	3,385	175,343
Paysafe *	67	651
PCB Bancorp	29	446
Peapack-Gladstone Financial	39	911
PennyMac Financial Services	121	8,131
PennyMac Mortgage Investment Trust ‡	221	2,796
Peoples Bancorp	70	1,931
Peoples Financial Services	17	667
Perella Weinberg Partners, Cl A	97	952
Pinnacle Financial Partners	220	13,719
Piper Sandler	43	6,014
PJT Partners	57	4,467
PNC Financial Services Group	1,199	137,250
PRA Group *	95	1,169
Preferred Bank	34	2,025
Premier Financial	90	1,561
Primerica	111	21,219

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

FINANCIALS— continued
Primis Financial	53	$496
Principal Financial Group	731	49,474
ProAssurance *	134	2,278
PROG Holdings *	120	3,287
Progressive	1,757	277,764
Prosperity Bancshares	256	13,962
Provident Financial Services	173	2,431
Prudential Financial	1,100	100,584
QCR Holdings	41	1,945
Radian Group	441	11,175
Raymond James Financial	588	56,143
RBB Bancorp	39	451
Ready Capital ‡	424	4,001
Red River Bancshares	12	558
Redwood Trust ‡	283	1,777
Regional Management	22	547
Regions Financial	2,818	40,946
Reinsurance Group of America, Cl A	202	30,193
Remitly Global *	308	8,294
Renasant	137	3,341
Repay Holdings, Cl A *	190	1,138
Republic Bancorp, Cl A	21	928
Rithm Capital ‡	1,384	12,913
RLI	118	15,722
Robinhood Markets, Cl A *	1,304	11,919
Rocket, Cl A *	273	2,017
Ryan Specialty Holdings, Cl A *	226	9,763
S&P Global	969	338,499
S&T Bancorp	97	2,499
Safety Insurance Group	36	2,706
Sandy Spring Bancorp	109	2,229
Seacoast Banking Corp of Florida	210	4,250
SEI Investments	334	17,922
Selective Insurance Group	179	18,636
Selectquote *	322	425
ServisFirst Bancshares	125	5,895
Shift4 Payments, Cl A *	145	6,455
Shore Bancshares	44	451
Sierra Bancorp	34	598
Silvercrest Asset Management Group, Cl A	24	426
Simmons First National, Cl A	315	4,477
SLM	644	8,372
SmartFinancial	36	751
SoFi Technologies *	2,305	17,403
South Plains Financial	31	831
Southern First Bancshares *	19	513
Southern Missouri Bancorp	24	971
Southside Bancshares	75	2,002
SouthState	220	14,566
Starwood Property Trust ‡	883	15,673
State Street	1,041	67,280
Stellar Bancorp	113	2,462
StepStone Group, Cl A	126	3,566
Stewart Information Services	67	2,926

COMMON STOCK — continued

	Shares	Value

FINANCIALS— continued
Stifel Financial	310	$17,670
Stock Yards Bancorp	67	2,620
StoneX Group *	44	4,194
Summit Financial Group	30	645
SWK Holdings *	31	500
Synchrony Financial	1,285	36,044
Synovus Financial	393	10,245
T Rowe Price Group	661	59,820
Texas Capital Bancshares *	119	6,552
TFS Financial	129	1,530
Tiptree	55	831
Toast, Cl A *	952	15,222
Tompkins Financial	33	1,653
Towne Bank	183	4,381
TPG, Cl A	156	4,312
TPG RE Finance Trust ‡	152	838
Tradeweb Markets, Cl A	334	30,063
Travelers	694	116,203
TriCo Bancshares	77	2,491
Triumph Financial *	54	3,361
Truist Financial	3,974	112,703
Trupanion *	89	1,833
TrustCo Bank NY	46	1,174
Trustmark	141	2,836
Two Harbors Investment ‡	243	2,818
UMB Financial	122	7,652
United Bankshares	357	10,153
United Community Banks	311	6,863
United Fire Group	61	1,229
Unity Bancorp	20	481
Universal Insurance Holdings	69	1,081
Univest Financial	72	1,200
Unum Group	592	28,949
Upstart Holdings *	177	4,253
US Bancorp	4,592	146,393
UWM Holdings	213	1,033
Valley National Bancorp	1,159	9,017
Velocity Financial *	49	566
Veritex Holdings	132	2,273
Victory Capital Holdings, Cl A	83	2,445
Virtu Financial, Cl A	242	4,475
Virtus Investment Partners	17	3,132
Visa, Cl A	4,890	1,149,639
Voya Financial	287	19,163
WaFd	162	3,998
Walker & Dunlop	79	5,119
Washington Trust Bancorp	43	997
Waterstone Financial	46	497
Webster Financial	517	19,625
Wells Fargo	11,452	455,446
WesBanco	145	3,537
West Bancorporation	37	608
Westamerica Bancorporation	65	3,071
Western Alliance Bancorp	299	12,289
Western Union	1,094	12,351
WEX *	128	21,309

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

FINANCIALS— continued
White Mountains Insurance Group	6	$8,584
Willis Towers Watson PLC	319	75,249
Wintrust Financial	178	13,295
WisdomTree	282	1,748
World Acceptance *	13	1,282
WR Berkley	627	42,239
WSFS Financial	154	5,466
Zions Bancorp	432	13,327
		15,502,764

HEALTH CARE — 3.8%
2seventy bio *	115	281
ACADIA Pharmaceuticals *	434	9,795
Accuray *	226	597
AdaptHealth, Cl A *	183	1,341
Adaptive Biotechnologies *	348	1,545
Adicet Bio *	76	100
ADMA Biologics *	534	1,805
Aerovate Therapeutics *	40	424
Agenus *	760	608
Agios Pharmaceuticals *	134	2,815
Akero Therapeutics *	97	1,156
Aldeyra Therapeutics *	141	241
Alector *	154	801
Align Technology *	216	39,871
Alkermes PLC *	481	11,635
Allakos *	119	227
Allogene Therapeutics *	191	539
Allovir *	91	136
Alnylam Pharmaceuticals *	375	56,925
Alphatec Holdings *	166	1,524
American Well, Cl A *	522	611
Amicus Therapeutics *	741	8,129
Anavex Life Sciences *	191	1,066
AngioDynamics *	96	595
Anika Therapeutics *	36	702
Apellis Pharmaceuticals *	278	13,527
Arcus Biosciences *	119	1,869
Arcutis Biotherapeutics *	110	247
Arrowhead Pharmaceuticals *	282	6,934
Artivion *	98	1,249
Asensus Surgical *	589	133
Atara Biotherapeutics *	229	295
AtriCure *	114	3,949
Atrion	3	1,026
Avanos Medical *	115	2,111
Avantor *	1,978	34,477
Avidity Biosciences *	163	839
Avita Medical *	58	540
Axonics *	124	6,350
Azenta *	184	8,363
Becton Dickinson	847	214,105
BioCryst Pharmaceuticals *	468	2,569
BioLife Solutions *	101	1,020
BioMarin Pharmaceutical *	558	45,449

COMMON STOCK — continued

	Shares	Value

HEALTH CARE— continued
Biomea Fusion *	74	$756
Bionano Genomics *	75	104
Bioxcel Therapeutics *	50	201
Blueprint Medicines *	147	8,652
Boston Scientific *	4,335	221,909
Butterfly Network *	377	319
Cardinal Health	776	70,616
CareDx *	130	703
Catalyst Pharmaceuticals *	250	3,103
Cencora, Cl A	506	93,686
Cerevel Therapeutics Holdings *	170	4,021
Certara *	195	2,377
Cerus *	428	599
Codexis *	160	266
Cogent Biosciences *	142	1,159
Coherus Biosciences *	187	626
Computer Programs and Systems *	35	493
CONMED	82	7,992
Crinetics Pharmaceuticals *	109	3,193
CryoPort *	119	1,154
Cullinan Oncology *	59	550
Cutera *	48	149
Cytokinetics *	233	8,122
Day One Biopharmaceuticals *	115	1,360
Deciphera Pharmaceuticals *	131	1,571
Definitive Healthcare, Cl A *	99	570
Denali Therapeutics *	266	5,009
DENTSPLY SIRONA	646	19,645
Dexcom *	1,151	102,243
Doximity, Cl A *	280	5,720
Dyne Therapeutics *	80	564
Eagle Pharmaceuticals *	29	398
Edwards Lifesciences *	1,822	116,098
Embecta	143	2,162
Entrada Therapeutics *	44	704
Envista Holdings *	488	11,356
EQRx *	654	1,426
Erasca *	208	480
Evolent Health, Cl A *	244	5,961
Exact Sciences *	534	32,889
Exelixis *	957	19,705
Fate Therapeutics *	230	416
FibroGen *	217	117
Gilead Sciences	3,754	294,839
Glaukos *	123	8,389
Globus Medical, Cl A *	337	15,416
GoodRx Holdings, Cl A *	170	838
Haemonetics *	149	12,699
Halozyme Therapeutics *	396	13,413
Harvard Bioscience *	92	404
Health Catalyst *	135	1,011
HealthStream	61	1,549
Henry Schein *	388	25,212
Heron Therapeutics *	297	189
HilleVax *	34	374
Hologic *	739	48,900

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

HEALTH CARE— continued
ICU Medical *	53	$5,197
Ideaya Biosciences *	103	2,799
IDEXX Laboratories *	249	99,468
IGM Biosciences *	44	173
Immuneering, Cl A *	51	359
ImmunoGen *	606	9,005
Immunovant *	131	4,330
Inari Medical *	117	7,103
Inhibrx *	74	1,145
Inogen *	56	250
Insmed *	337	8,445
Inspire Medical Systems *	85	12,509
Insulet *	212	28,105
Integer Holdings *	82	6,656
Integra LifeSciences Holdings *	192	6,904
Intuitive Surgical *	1,057	277,167
IQVIA Holdings *	556	100,541
iRadimed *	17	693
iRhythm Technologies *	77	6,046
iTeos Therapeutics *	73	734
Janux Therapeutics *	57	366
KalVista Pharmaceuticals *	59	501
Karuna Therapeutics *	93	15,495
Kiniksa Pharmaceuticals, Cl A *	84	1,281
Kodiak Sciences *	122	177
Krystal Biotech *	53	6,194
Kura Oncology *	159	1,344
Kymera Therapeutics *	111	1,295
Lantheus Holdings *	194	12,532
LeMaitre Vascular	49	2,380
LivaNova PLC *	139	6,818
Lyell Immunopharma *	302	500
Madrigal Pharmaceuticals *	35	4,598
MannKind *	646	2,771
Masimo *	146	11,845
McKesson	412	187,608
Medpace Holdings *	71	17,230
Medtronic PLC	4,047	285,556
Merit Medical Systems *	151	10,380
Mesa Laboratories	13	1,220
Mettler-Toledo International *	66	65,023
MiNK Therapeutics *	11	12
Mirati Therapeutics *	135	7,497
Mirum Pharmaceuticals *	62	1,701
Monte Rosa Therapeutics *	100	340
Morphic Holding *	74	1,476
Multiplan *	675	1,141
Myriad Genetics *	196	3,054
Neogen *	605	9,008
Neurocrine Biosciences *	286	31,729
Nevro *	87	1,255
NextGen Healthcare *	134	3,205
Nkarta *	89	181
Nurix Therapeutics *	106	593
Nuvalent, Cl A *	111	5,782
Omnicell *	112	3,980

COMMON STOCK — continued

	Shares	Value

HEALTH CARE— continued
OptimizeRx *	41	$330
OraSure Technologies *	176	908
ORIC Pharmaceuticals *	78	523
Orthofix Medical *	87	960
OrthoPediatrics *	39	954
Outset Medical *	116	411
Owens & Minor *	184	2,637
Paragon 28 *	96	828
Patterson	228	6,945
PDL BioPharma *(A)	64	—
Penumbra *	108	20,644
PepGen *	48	246
PetIQ, Cl A *	68	1,276
Phreesia *	126	1,721
PMV Pharmaceuticals *	78	118
Prelude Therapeutics *	86	145
Prime Medicine *	69	448
PROCEPT BioRobotics *	107	2,867
Protagonist Therapeutics *	126	1,832
PTC Therapeutics *	179	3,356
Pulmonx *	80	703
Quanterix *	84	1,824
Quantum-Si *	239	287
QuidelOrtho *	131	7,998
RAPT Therapeutics *	67	881
Recursion Pharmaceuticals, Cl A *	290	1,531
Replimune Group *	103	1,501
ResMed	440	62,137
Rigel Pharmaceuticals *	431	348
RxSight *	57	1,262
Schrodinger *	147	3,190
Scilex Holding Co - Restricted *	122	1,240
Seagen *	553	117,684
Seer, Cl A *	101	166
Senseonics Holdings *	1,056	522
Seres Therapeutics *	238	364
Sharecare *	718	754
Shockwave Medical *	106	21,864
SI-BONE *	75	1,276
Sight Sciences *	72	114
Silk Road Medical *	93	698
Simulations Plus	40	1,411
SomaLogic *	381	850
Sotera Health *	248	3,140
SpringWorks Therapeutics *	118	2,702
STAAR Surgical *	120	5,018
STERIS PLC	295	61,944
Stryker	1,070	289,135
Surmodics *	34	1,002
Sutro Biopharma *	133	366
Syndax Pharmaceuticals *	146	2,056
Tactile Systems Technology *	55	601
Tandem Diabetes Care *	162	2,803
Tango Therapeutics *	127	1,067
Teladoc Health *	438	7,245
Teleflex	142	26,235

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

HEALTH CARE— continued
TG Therapeutics *	334	$2,582
TransMedics Group *	78	2,923
Travere Therapeutics *	176	1,140
Treace Medical Concepts *	103	1,033
Twist Bioscience *	138	2,175
Tyra Biosciences *	45	522
UFP Technologies *	18	2,807
United Therapeutics *	135	30,086
Vanda Pharmaceuticals *	137	600
Varex Imaging *	100	1,805
Vaxcyte *	171	8,225
Veeva Systems, Cl A *	436	84,022
Vera Therapeutics, Cl A *	66	688
Veracyte *	179	3,709
Veradigm *	267	3,522
Verve Therapeutics *	96	1,156
ViewRay *	427	—
Viking Therapeutics *	216	2,119
Viridian Therapeutics *	91	1,138
Vor BioPharma *	137	251
West Pharmaceutical Services	221	70,342
XOMA *	29	547
Y-mAbs Therapeutics *	83	443
Zimmer Biomet Holdings	639	66,718
Zimvie *	63	445
Zymeworks *	147	1,032
Zynex *	50	444
		3,924,137

INDUSTRIALS — 9.1%
3D Systems *	323	1,205
3M	1,660	150,977
AAON	179	9,725
AAR *	83	4,927
ABM Industries	170	6,688
ACCO Brands	229	1,159
Acuity Brands	93	15,063
ACV Auctions, Cl A *	308	4,106
Advanced Drainage Systems	206	22,007
AECOM	416	31,845
AeroVironment *	63	7,224
AerSale *	52	795
AGCO	188	21,556
Air Lease, Cl A	279	9,662
Air Transport Services Group *	142	2,779
Alamo Group	29	4,649
Alaska Air Group *	386	12,209
Albany International, Cl A	78	6,366
Alight, Cl A *	795	5,279
Allegiant Travel, Cl A	39	2,598
Allegion PLC	263	25,869
Allient	34	938
Allison Transmission Holdings	269	13,563
Alta Equipment Group	59	542
Ameresco, Cl A *	80	2,092
American Airlines Group *	1,938	21,609

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS— continued
American Woodmark *	41	$2,756
AMETEK	692	97,413
AO Smith	377	26,300
API Group *	652	16,867
Apogee Enterprises	55	2,361
Applied Industrial Technologies	115	17,654
ArcBest	60	6,533
Archer Aviation, Cl A *	333	1,582
Arcosa	129	8,910
Argan	32	1,464
Aris Water Solutions, Cl A	70	584
Armstrong World Industries	121	9,183
Array Technologies *	378	6,551
ASGN *	129	10,766
Astec Industries	56	2,242
Astronics *	64	981
Atkore *	118	14,665
Automatic Data Processing	1,243	271,247
Avis Budget Group *	117	19,048
Axon Enterprise *	209	42,738
AZEK, Cl A *	430	11,266
AZZ	61	2,883
Babcock & Wilcox Enterprises *	215	565
Barnes Group	120	2,495
Barrett Business Services	17	1,555
Beacon Roofing Supply *	133	9,466
Blink Charging *	125	297
Bloom Energy, Cl A *	446	4,638
Blue Bird *	52	947
BlueLinx Holdings *	22	1,564
Boise Cascade	106	9,937
Booz Allen Hamilton Holding, Cl A	390	46,773
Brady, Cl A	114	5,866
BrightView Holdings *	96	647
Brink’s	122	8,157
Broadridge Financial Solutions	351	59,895
Builders FirstSource *	406	44,059
CACI International, Cl A *	69	22,408
Cadre Holdings	40	1,122
Carlisle	153	38,876
Carrier Global	2,504	119,341
Casella Waste Systems, Cl A *	136	10,261
Caterpillar	1,552	350,830
CBIZ *	121	6,287
CECO Environmental *	73	1,181
Ceridian HCM Holding *	441	28,228
CH Robinson Worldwide	347	28,395
ChargePoint Holdings *	653	1,659
Chart Industries *	125	14,529
Cintas	261	132,358
Clean Harbors *	153	23,512
Columbus McKinnon	71	2,170
Comfort Systems USA	104	18,912
Commercial Vehicle Group *	73	509
Concentrix	117	8,917

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS— continued
Concrete Pumping Holdings *	62	$436
Conduent *	502	1,601
Construction Partners, Cl A *	100	3,845
Copart *	2,587	112,586
Core & Main, Cl A *	171	5,144
CoreCivic *	279	3,543
Covenant Logistics Group, Cl A	19	750
CRA International	17	1,651
CSG Systems International	76	3,561
CSW Industrials	38	6,736
CSX	6,102	182,145
Cummins	418	90,413
Curtiss-Wright	116	23,062
Custom Truck One Source *	154	889
Daseke *	95	422
Deere	893	326,266
Delta Air Lines	1,920	60,000
Deluxe	108	1,841
Desktop Metal, Cl A *	606	525
Distribution Solutions Group *	94	2,834
Donaldson	364	20,988
Douglas Dynamics	56	1,360
Dover	420	54,579
Driven Brands Holdings *	156	1,775
Ducommun *	28	1,340
Dun & Bradstreet Holdings	555	4,862
DXP Enterprises *	37	1,206
Dycom Industries *	71	6,048
Eagle Bulk Shipping	32	1,306
Eaton PLC	1,199	249,284
EMCOR Group	140	28,931
Emerson Electric	1,711	152,228
Encore Wire	44	7,869
Energy Recovery *	127	1,930
Enerpac Tool Group, Cl A	141	3,990
EnerSys	109	9,328
Ennis	63	1,346
Enovix *	294	2,620
EnPro Industries	52	5,775
Enviri *	196	1,125
Eos Energy Enterprises *	271	477
Equifax	371	62,910
Esab	152	9,622
ESCO Technologies	64	6,222
ExlService Holdings *	472	12,324
Expeditors International of Washington	461	50,364
Exponent	147	10,774
Fastenal	1,723	100,520
Federal Signal	161	9,344
FedEx	694	166,629
First Advantage *	132	1,717
Flowserve	384	14,100
Fluence Energy, Cl A *	145	2,511
Fluor *	409	13,616
Forrester Research *	29	673

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS— continued
Fortive	1,063	$69,393
Fortune Brands Innovations	385	21,483
Forward Air	66	4,251
Franklin Covey *	30	1,182
Franklin Electric	108	9,366
Frontier Group Holdings *	94	319
FTI Consulting *	99	21,014
FuelCell Energy *	1,020	1,112
Gates Industrial PLC *	259	2,828
GATX	94	9,831
Genco Shipping & Trading	100	1,317
Generac Holdings *	184	15,469
GEO Group *	295	2,578
Gibraltar Industries *	77	4,686
Global Industrial	16	511
GMS *	112	6,550
Gorman-Rupp	57	1,684
Graco	502	37,324
GrafTech International *	485	1,673
Granite Construction	109	4,412
Great Lakes Dredge & Dock *	161	1,224
Greenbrier	77	2,663
Griffon	119	4,753
GXO Logistics *	353	17,830
H&E Equipment Services	80	3,258
Hawaiian Holdings *	126	530
Hayward Holdings *	456	4,788
Healthcare Services Group *	186	1,767
Heartland Express	117	1,364
HEICO	127	20,118
Heidrick & Struggles International	49	1,193
Helios Technologies	81	4,189
Herc Holdings	76	8,116
Hertz Global Holdings *	902	7,604
Hexcel	252	15,604
Hillenbrand	186	7,074
Hillman Solutions *	428	2,808
HireRight Holdings *	43	396
HNI	115	3,975
Honeywell International	2,013	368,902
Howmet Aerospace	1,231	54,287
Hub Group, Cl A *	81	5,569
Hubbell, Cl B	161	43,486
Hudson Technologies *	95	1,224
Huron Consulting Group *	48	4,769
Hyliion Holdings *	277	165
Hyster-Yale Materials Handling	15	600
ICF International	46	5,830
IDEX	228	43,641
IES Holdings *	49	3,049
Illinois Tool Works	917	205,518
Ingersoll Rand	1,213	73,605
Insperity	96	10,161
Insteel Industries	47	1,312
Interface, Cl A	143	1,271

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS— continued
ITT	249	$23,244
Janus International Group *	208	1,947
JB Hunt Transport Services	249	42,796
JELD-WEN Holding *	209	2,368
JetBlue Airways *	821	3,087
Joby Aviation *	774	4,079
John Bean Technologies	85	8,842
Johnson Controls International PLC	2,052	100,589
Kadant	29	6,380
Kaman	70	1,303
KBR	409	23,783
Kelly Services, Cl A	82	1,464
Kennametal	192	4,437
Kforce	48	2,930
Kirby *	174	12,998
Knight-Swift Transportation Holdings, Cl A	454	22,196
Korn Ferry	129	5,872
Landstar System	108	17,796
Legalzoom.com *	204	2,034
Lennox International	95	35,201
Leonardo DRS *	115	2,193
Lincoln Electric Holdings	169	29,541
Lindsay	28	3,498
Liquidity Services *	58	1,118
Lyft, Cl A *	855	7,840
Manitowoc *	86	1,101
ManpowerGroup	136	9,516
Marten Transport	144	2,532
Masco	678	35,317
MasTec *	189	11,234
Matson	95	8,270
Matthews International, Cl A	74	2,623
Maximus	178	13,300
Mayville Engineering *	34	411
McGrath RentCorp	61	6,137
MDU Resources Group	529	9,845
Mercury Systems *	143	5,145
Microvast Holdings *	348	428
Middleby *	154	17,382
Miller Industries	28	1,018
MillerKnoll	189	4,442
Montrose Environmental Group *	62	1,433
Moog, Cl A	77	8,936
MRC Global *	200	2,102
MSA Safety	113	17,840
MSC Industrial Direct, Cl A	133	12,602
Mueller Industries	298	11,238
Mueller Water Products, Cl A	386	4,775
MYR Group *	41	4,749
Nikola *	1,167	1,260
Nordson	155	32,951
Norfolk Southern	690	131,645
Northwest Pipe *	24	654
NOW *	274	3,019

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS— continued
NuScale Power *	85	$287
NV5 Global *	31	2,925
nVent Electric PLC	484	23,295
Old Dominion Freight Line	285	107,348
Omega Flex	8	585
OPENLANE *	269	3,613
Oshkosh	191	16,756
Otis Worldwide	1,250	96,512
Owens Corning	271	30,723
PACCAR	1,544	127,426
Park Aerospace	50	734
Parker-Hannifin	383	141,293
Parsons *	303	17,135
Paychex	970	107,718
Paycom Software	157	38,460
Paycor HCM *	159	3,431
Paylocity Holding *	126	22,604
Pentair PLC	494	28,711
PGT Innovations *	144	4,311
Pitney Bowes	389	1,257
Planet Labs PBC *	400	864
Plug Power *	1,478	8,705
Powell Industries	23	1,763
Preformed Line Products	7	947
Primoris Services	132	3,968
Proterra *	445	29
Proto Labs *	66	1,558
Quanex Building Products	82	2,202
Quanta Services	429	71,694
Radiant Logistics *	93	545
RBC Bearings *	87	19,126
Regal Rexnord	200	23,682
Republic Services, Cl A	621	92,212
Resideo Technologies *	363	5,256
Resources Connection	80	1,078
REV Group	75	1,068
Robert Half	315	23,553
Rocket Lab USA *	659	2,788
Rockwell Automation	342	89,881
Rollins	766	28,809
Rush Enterprises, Cl A	158	5,604
RXO *	289	5,060
Ryder System	132	12,875
Saia *	82	29,396
Schneider National, Cl B	144	3,648
Science Applications International	161	17,588
Sensata Technologies Holding PLC	459	14,633
SES AI *	325	588
Shoals Technologies Group, Cl A *	348	5,345
Shyft Group	80	878
Simpson Manufacturing	128	17,047
SiteOne Landscape Supply *	133	18,323
SkyWest *	121	5,103
Snap-on	157	40,497

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS— continued
Southwest Airlines	1,790	$39,792
SP Plus *	47	2,375
Spirit AeroSystems Holdings, Cl A *	263	5,944
Spirit Airlines *	272	3,123
SPX Technologies *	120	9,614
SS&C Technologies Holdings	660	33,165
Standex International	29	4,164
Stanley Black & Decker	457	38,868
Steelcase, Cl A	209	2,280
Stem *	350	1,183
Stericycle *	249	10,269
Sterling Check *	205	2,292
Sterling Infrastructure *	74	5,391
Sun Country Airlines Holdings *	80	1,042
SunPower, Cl A *	215	918
Sunrun *	565	5,452
TaskUS, Cl A *	67	622
Tennant	46	3,414
Terex	177	8,107
Tetra Tech	158	23,844
Thermon Group Holdings *	83	2,215
Timken	196	13,548
Titan International *	129	1,465
Titan Machinery *	51	1,267
Toro	312	25,222
TPI Composites *	104	240
Trane Technologies PLC	686	130,553
Transcat *	18	1,620
TransDigm Group *	160	132,494
TransUnion	579	25,407
Trex *	323	18,156
TriNet Group *	162	16,646
Trinity Industries	202	4,208
Triumph Group *	161	1,201
TrueBlue *	75	830
TTEC Holdings	48	988
TuSimple Holdings, Cl A *	347	371
Tutor Perini *	105	757
Uber Technologies *	5,767	249,596
UFP Industries	181	17,226
U-Haul Holding *	19	933
UniFirst	37	6,084
Union Pacific	1,825	378,888
United Airlines Holdings *	979	34,275
United Parcel Service, Cl B	2,170	306,512
United Rentals	208	84,504
Universal Logistics Holdings	18	403
Upwork *	292	3,051
Valmont Industries	63	12,405
Velo3D *	229	302
Verisk Analytics, Cl A	461	104,813
Veritiv	32	5,421
Verra Mobility, Cl A *	361	7,137
Vertiv Holdings, Cl A	930	36,521
Vestis *	373	5,703

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS— continued
Viad *	50	$1,211
Vicor *	56	2,169
Virgin Galactic Holdings *	549	813
VSE	27	1,453
Wabash National	117	2,421
Waste Management	1,178	193,581
Watsco	98	34,191
Watts Water Technologies, Cl A	80	13,841
Werner Enterprises	147	5,339
WESCO International	130	16,666
Westinghouse Air Brake Technologies	537	56,933
Willdan Group *	31	547
WillScot Mobile Mini Holdings, Cl A *	606	23,882
Woodward	168	20,950
WW Grainger	133	97,067
XPO *	341	25,851
Xylem	716	67,016
Zurn Elkay Water Solutions	390	10,319
		9,431,300

INFORMATION TECHNOLOGY — 31.3%
8x8 *	271	645
908 Devices *	58	344
A10 Networks	172	1,870
Accenture PLC, Cl A	1,995	592,695
ACI Worldwide *	268	5,459
ACM Research, Cl A *	113	1,537
Adeia	260	2,192
Adobe *	1,383	735,839
ADTRAN Holdings	178	1,169
Advanced Energy Industries	100	8,726
Advanced Micro Devices *	4,841	476,794
Aehr Test Systems *	66	1,555
Agilysys *	60	5,147
Akamai Technologies *	463	47,842
Akoustis Technologies *	172	87
Alarm.com Holdings *	118	6,033
Alkami Technology *	90	1,615
Allegro MicroSystems *	175	4,543
Alpha & Omega Semiconductor *	55	1,305
Altair Engineering, Cl A *	139	8,635
Alteryx, Cl A *	147	4,705
Ambarella *	94	4,229
Amdocs	365	29,258
American Software, Cl A	79	867
Amkor Technology	205	4,276
Amphenol, Cl A	1,784	143,701
Amplitude, Cl A *	125	1,245
Analog Devices	1,523	239,614
ANSYS *	259	72,069
Appfolio, Cl A *	51	9,566
Appian, Cl A *	102	4,025
Apple	47,641	8,135,654
Applied Digital *	136	664

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY— continued
Applied Materials	2,546	$336,963
AppLovin, Cl A *	259	9,438
Arista Networks *	715	143,265
Arlo Technologies *	207	1,757
Arrow Electronics *	177	20,074
Asana, Cl A *	198	3,657
Aspen Technology *	84	14,881
Atlassian, Cl A *	455	82,191
Aurora Innovation, Cl A *	776	1,358
Autodesk *	649	128,262
AvePoint *	278	2,082
Aviat Networks *	28	748
Avid Technology *	101	2,729
Avnet	268	12,416
Axcelis Technologies *	96	12,240
Badger Meter	86	11,915
Belden	114	8,083
Benchmark Electronics	86	2,082
Bentley Systems, Cl B	650	31,616
BigCommerce Holdings *	154	1,369
BILL Holdings *	309	28,209
Blackbaud *	115	7,521
BlackLine *	123	6,039
Box, Cl A *	375	9,322
Braze, Cl A *	115	4,897
Brightcove *	101	311
Broadcom	1,228	1,033,202
C3.ai, Cl A *	230	5,612
Cadence Design Systems *	817	195,957
Calix *	146	4,836
Cambium Networks *	30	149
CCC Intelligent Solutions Holdings *	323	3,479
CDW	407	81,563
Cerence *	98	1,500
CEVA *	57	979
Ciena *	447	18,863
Cirrus Logic *	149	9,973
Cisco Systems	12,332	642,867
Cleanspark *	179	734
Clear Secure, Cl A	202	3,398
Clearfield *	33	793
Clearwater Analytics Holdings, Cl A *	147	2,658
Cloudflare, Cl A *	855	48,470
Cognex	524	18,859
Cognizant Technology Solutions, Cl A	1,538	99,155
Coherent *	350	10,364
Cohu *	117	3,526
CommScope Holding *	516	764
CommVault Systems *	118	7,711
Comtech Telecommunications	64	781
Confluent, Cl A *	502	14,513
Consensus Cloud Solutions *	46	993
CoreCard *	16	342

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY— continued
Corsair Gaming *	105	$1,343
Couchbase *	73	1,136
Crane NXT	120	6,240
Credo Technology Group Holding *	236	3,356
Crowdstrike Holdings, Cl A *	640	113,133
CS Disco *	74	415
CTS	78	2,918
Daktronics *	91	875
Datadog, Cl A *	799	65,095
Dell Technologies, Cl C	739	49,446
Digi International *	87	2,191
Digimarc *	35	908
Digital Turbine *	237	1,123
DigitalOcean Holdings *	145	2,967
Diodes *	119	7,745
DocuSign, Cl A *	602	23,406
Dolby Laboratories, Cl A	175	14,164
Domo, Cl B *	73	596
DoubleVerify Holdings *	274	7,625
Dropbox, Cl A *	802	21,093
DXC Technology *	685	13,816
Dynatrace *	646	28,883
DZS *	55	70
E2open Parent Holdings *	601	1,737
Eastman Kodak *	156	580
Ebix	61	371
Elastic *	223	16,734
Enfusion, Cl A *	69	573
EngageSmart *	108	2,446
Enphase Energy *	404	32,150
Entegris	450	39,577
Envestnet *	134	4,958
EPAM Systems *	171	37,204
ePlus *	66	4,125
Everbridge *	100	2,061
EverCommerce *	53	508
Evolv Technologies Holdings *	193	820
Expensify, Cl A *	80	214
Extreme Networks *	342	7,052
F5 *	181	27,438
Fabrinet *	106	16,430
Fair Isaac *	73	61,748
FARO Technologies *	47	605
Fastly, Cl A *	284	4,166
First Solar *	304	43,305
Five9 *	214	12,384
FormFactor *	192	6,505
Fortinet *	1,979	113,139
Freshworks, Cl A *	331	5,938
Gartner *	214	71,057
Gen Digital	1,741	29,005
Gitlab, Cl A *	212	9,175
GLOBALFOUNDRIES *	221	10,966
GoDaddy, Cl A *	462	33,832
Grid Dynamics Holdings *	133	1,349

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY— continued
Guidewire Software *	245	$22,082
Hackett Group	59	1,315
Harmonic *	273	2,946
Hewlett Packard Enterprise	3,888	59,797
HP	2,960	77,937
HubSpot *	141	59,752
Ichor Holdings *	72	1,747
Impinj *	63	4,070
indie Semiconductor, Cl A *	257	1,257
Infinera *	553	1,620
Informatica, Cl A *	277	5,313
Information Services Group	85	345
Insight Enterprises *	98	14,043
Instructure Holdings *	36	887
Intapp *	97	3,317
Intel	12,518	456,907
InterDigital	73	5,493
International Business Machines	2,733	395,301
Intuit	822	406,849
IonQ *	343	3,307
IPG Photonics *	80	6,872
Iteris *	106	469
Itron *	121	6,931
Jabil	385	47,278
Jamf Holding *	117	1,879
Juniper Networks	970	26,112
Keysight Technologies *	534	65,175
Kimball Electronics *	60	1,572
KLA	418	196,335
Knowles *	225	2,923
Kulicke & Soffa Industries	143	5,950
Kyndryl Holdings *	587	8,588
Lam Research	405	238,229
Lattice Semiconductor *	411	22,856
Lightwave Logic *	283	1,282
Littelfuse	73	15,817
LivePerson *	178	470
LiveRamp Holdings *	159	4,398
Lumentum Holdings *	179	7,019
Luna Innovations *	80	454
MACOM Technology Solutions
Holdings *	154	10,863
Manhattan Associates *	186	36,266
Marathon Digital Holdings *	407	3,586
Marvell Technology	2,578	121,733
Matterport *	608	1,240
MaxLinear, Cl A *	181	2,751
MeridianLink *	49	805
Methode Electronics	86	1,967
Microchip Technology	1,624	115,775
Micron Technology	3,276	219,066
Microsoft	22,149	7,488,798
MicroStrategy, Cl A *	26	11,008
MicroVision *	439	830
Mirion Technologies, Cl A *	502	3,479
Mitek Systems *	108	1,153

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY— continued
MKS Instruments	176	$11,556
Model N *	90	2,169
MongoDB, Cl A *	203	69,952
Monolithic Power Systems	134	59,193
Motorola Solutions	503	140,065
N-Able *	142	1,840
Napco Security Technologies	83	1,525
Navitas Semiconductor, Cl A *	250	1,310
nCino *	151	4,243
NCR Voyix *	359	5,489
NetApp	641	46,652
NETGEAR *	69	872
NetScout Systems *	171	3,733
New Relic *	183	15,861
nLight *	109	908
Nutanix, Cl A *	697	25,224
NVE	12	816
NVIDIA	7,170	2,923,926
Okta, Cl A *	446	30,065
Olo, Cl A *	243	1,242
ON Semiconductor *	1,299	81,369
ON24 *	100	615
OneSpan *	91	719
Onto Innovation *	147	16,518
Oracle	4,665	482,361
OSI Systems *	39	4,067
PagerDuty *	215	4,337
Palantir Technologies, Cl A *	5,284	78,203
Palo Alto Networks *	895	217,503
PAR Technology *	65	1,897
PC Connection	29	1,554
PDF Solutions *	76	2,016
Pegasystems	98	4,189
Perficient *	85	4,946
Photronics *	144	2,644
Plexus *	68	6,686
Power Integrations	164	11,370
PowerSchool Holdings, Cl A *	125	2,490
Procore Technologies *	358	21,870
Progress Software	107	5,498
PROS Holdings *	104	3,240
PTC *	332	46,619
Pure Storage, Cl A *	870	29,415
Q2 Holdings *	139	4,174
Qorvo *	301	26,313
QUALCOMM	3,373	367,623
Qualys *	106	16,213
Rambus *	325	17,657
Rapid7 *	147	6,834
Ribbon Communications *	349	656
Rimini Street *	129	280
RingCentral, Cl A *	220	5,848
Riot Platforms *	393	3,844
Rogers *	46	5,653
Roper Technologies	318	155,365
Salesforce *	2,918	586,022

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY— continued
Samsara, Cl A *	266	$6,137
Sanmina *	154	7,834
ScanSource *	63	1,915
Seagate Technology Holdings PLC	613	41,837
SEMrush Holdings, Cl A *	76	614
Semtech *	159	2,220
SentinelOne, Cl A *	542	8,471
ServiceNow *	611	355,510
Silicon Laboratories *	84	7,743
SiTime *	40	3,992
Skyworks Solutions	479	41,549
SMART Global Holdings *	117	1,603
SmartRent, Cl A *	389	937
Smartsheet, Cl A *	372	14,709
Snowflake, Cl A *	849	123,215
SolarWinds *	93	857
SoundThinking *	21	317
Splunk *	455	66,958
Sprinklr, Cl A *	181	2,460
Sprout Social, Cl A *	115	4,977
SPS Commerce *	110	17,637
Squarespace, Cl A *	92	2,614
Super Micro Computer *	139	33,286
Synaptics *	106	8,868
Synopsys *	458	215,004
TD SYNNEX	134	12,285
Teledyne Technologies *	139	52,068
Tenable Holdings *	320	13,475
Teradata *	293	12,517
Teradyne	471	39,220
Texas Instruments	2,728	387,403
Thoughtworks Holding *	227	770
Trimble *	743	35,018
TTM Technologies *	211	2,424
Twilio, Cl A *	527	27,014
Tyler Technologies *	125	46,612
Ubiquiti	10	1,214
UiPath, Cl A *	1,129	17,533
Ultra Clean Holdings *	110	2,625
Unisys *	165	459
Unity Software *	676	17,150
Universal Display	133	18,511
Varonis Systems, Cl B *	281	9,453
Veeco Instruments *	118	2,825
Verint Systems *	160	3,010
VeriSign *	311	62,094
Veritone *	80	201
Vertex, Cl A *	97	2,348
ViaSat *	182	3,356
Viavi Solutions *	560	4,357
Vishay Intertechnology	347	7,717
Vishay Precision Group *	29	868
VMware, Cl A *	647	94,201
Vontier	453	13,391
Vuzix *	148	481
Western Digital *	937	37,621

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY— continued
Wolfspeed *	372	$12,588
Workday, Cl A *	605	128,085
Workiva, Cl A *	136	11,844
Xerox Holdings	371	4,764
Xperi *	103	874
Yext *	244	1,471
Zebra Technologies, Cl A *	157	32,880
Zeta Global Holdings, Cl A *	351	2,738
Zoom Video Communications, Cl A *	658	39,467
Zscaler *	259	41,101
Zuora, Cl A *	318	2,356
		32,571,183

MATERIALS — 3.0%
5E Advanced Materials *	76	171
AdvanSix	66	1,818
Air Products and Chemicals	659	186,128
Albemarle	353	44,753
Alcoa	529	13,564
Alpha Metallurgical Resources	32	7,039
American Vanguard	70	655
Amyris *	617	2
AptarGroup	197	24,087
Arch Resources	41	6,184
Ardagh Metal Packaging	357	1,203
Ashland	159	12,184
Aspen Aerogels *	171	1,320
ATI *	372	14,050
Avery Dennison	241	41,951
Avient	229	7,241
Axalta Coating Systems *	667	17,495
Balchem	86	9,997
Ball	945	45,502
Berry Global Group	367	20,185
Cabot	150	9,972
Carpenter Technology	119	7,464
Celanese, Cl A	325	37,216
Century Aluminum *	198	1,309
CF Industries Holdings	587	46,831
Chase	18	2,287
Chemours	409	9,861
Clearwater Paper *	41	1,386
Cleveland-Cliffs *	1,523	25,556
Coeur Mining *	731	1,835
Commercial Metals	347	14,675
Compass Minerals International	103	2,538
Corteva	2,140	103,020
Crown Holdings	361	29,097
Danimer Scientific *	225	322
Dow	2,123	102,626
DuPont de Nemours	1,374	100,137
Eagle Materials	108	16,622
Eastman Chemical	355	26,529
Ecolab	765	128,321
Ecovyst *	237	2,180

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

MATERIALS— continued
Element Solutions	630	$11,485
FMC	375	19,950
Freeport-McMoRan	4,256	143,768
FutureFuel	65	426
Ginkgo Bioworks Holdings *	2,972	4,072
Glatfelter *	108	187
Graphic Packaging Holding	920	19,789
Greif, Cl A	62	3,937
Hawkins	48	2,757
Haynes International	31	1,334
HB Fuller	145	9,592
Hecla Mining	1,421	5,783
Huntsman	512	11,945
Ingevity *	93	3,746
Innospec	62	6,076
International Flavors & Fragrances	764	52,219
International Paper	1,044	35,214
Intrepid Potash *	22	438
Kaiser Aluminum	39	2,215
Knife River *	123	6,189
Koppers Holdings	50	1,829
Kronos Worldwide	55	380
Linde PLC	1,471	562,157
Livent *	483	7,047
Louisiana-Pacific	192	9,846
LSB Industries *	121	1,102
LyondellBasell Industries, Cl A	774	69,846
Martin Marietta Materials	185	75,654
Materion	51	4,946
Mativ Holdings	135	1,774
Minerals Technologies	81	4,379
Mosaic	1,011	32,837
MP Materials *	394	6,462
Myers Industries	91	1,526
NewMarket	20	9,643
Newmont	2,384	89,328
Nucor	756	111,729
O-I Glass, Cl I *	411	6,350
Olympic Steel	25	1,269
Origin Materials *	253	250
Packaging Corp of America	264	40,405
Pactiv Evergreen	95	819
Perimeter Solutions *	379	1,213
Piedmont Lithium *	45	1,236
PPG Industries	710	87,167
PureCycle Technologies *	292	1,299
Quaker Chemical	35	5,030
Ramaco Resources, Cl A	62	730
Ramaco Resources, Cl B	12	155
Ranpak Holdings, Cl A *	184	581
Rayonier Advanced Materials *	155	429
Reliance Steel & Aluminum	177	45,025
Royal Gold	197	20,553
RPM International	384	35,048
Ryerson Holding	60	1,743

COMMON STOCK — continued

	Shares	Value

MATERIALS— continued
Schnitzer Steel Industries, Cl A	64	$1,453
Scotts Miracle-Gro, Cl A	104	4,622
Sealed Air	431	13,270
Sensient Technologies	105	5,924
Sherwin-Williams	722	171,988
Silgan Holdings	225	9,014
Sonoco Products	294	15,232
Southern Copper	257	18,221
Steel Dynamics	482	51,338
Stepan	53	3,964
Summit Materials, Cl A *	319	10,495
SunCoke Energy	208	1,978
Sylvamo	90	3,987
TimkenSteel *	95	1,931
Tredegar *	63	282
TriMas	103	2,494
Trinseo PLC	86	532
Tronox Holdings PLC, Cl A	288	3,079
United States Lime & Minerals	5	990
United States Steel	663	22,469
Vulcan Materials	397	78,007
Warrior Met Coal	129	6,286
Westlake	86	9,921
WestRock	763	27,415
Worthington Industries	77	4,745
		3,175,859

REAL ESTATE — 3.2%
Acadia Realty Trust ‡	241	3,451
Agree Realty ‡	268	14,992
Alexander & Baldwin ‡	181	2,860
Alexander’s ‡	5	940
Alexandria Real Estate Equities ‡	515	47,962
American Assets Trust ‡	122	2,165
American Homes 4 Rent, Cl A ‡	1,005	32,904
American Tower ‡	1,389	247,506
Americold Realty Trust ‡	809	21,212
Anywhere Real Estate *	268	1,251
Apartment Income ‡	437	12,765
Apartment Investment and Management, Cl A *‡	345	2,022
Apple Hospitality ‡	577	9,047
Armada Hoffler Properties ‡	167	1,663
AvalonBay Communities ‡	420	69,611
Boston Properties ‡	471	25,231
Braemar Hotels & Resorts ‡	132	346
Brandywine Realty Trust ‡	423	1,582
Brixmor Property Group ‡	898	18,669
Broadstone Net Lease, Cl A ‡	435	6,155
BRT Apartments ‡	29	471
Camden Property Trust ‡	317	26,907
CareTrust ‡	246	5,294
CBL & Associates Properties ‡	64	1,327
CBRE Group, Cl A *	929	64,417
Centerspace ‡	37	1,797
Chatham Lodging Trust ‡	120	1,110

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

REAL ESTATE— continued
Community Healthcare Trust ‡	61	$1,749
Compass, Cl A *	752	1,489
COPT Defense Properties ‡	282	6,430
CoStar Group *	1,214	89,120
Cousins Properties ‡	408	7,291
Crown Castle ‡	1,298	120,688
CTO Realty Growth ‡	52	842
CubeSmart ‡	668	22,772
Cushman & Wakefield PLC *	475	3,501
DiamondRock Hospitality ‡	520	4,020
Digital Realty Trust ‡	869	108,069
DigitalBridge Group	396	6,281
Diversified Healthcare Trust ‡	602	1,246
Douglas Elliman *	182	321
Douglas Emmett ‡	430	4,820
Easterly Government Properties, Cl A ‡	222	2,389
EastGroup Properties ‡	128	20,896
Elme Communities ‡	218	2,782
Empire State Realty Trust, Cl A ‡	329	2,662
EPR Properties ‡	201	8,583
Equinix ‡	280	204,299
Equity Commonwealth *‡	268	5,076
Equity LifeStyle Properties ‡	538	35,400
Equity Residential ‡	1,121	62,025
Essential Properties Realty Trust ‡	386	8,473
Essex Property Trust ‡	192	41,073
eXp World Holdings	190	2,521
Extra Space Storage ‡	631	65,366
Farmland Partners ‡	125	1,302
Federal Realty Investment Trust ‡	244	22,250
First Industrial Realty Trust ‡	397	16,793
Forestar Group *	46	1,092
Four Corners Property Trust ‡	214	4,558
FRP Holdings *	15	807
Gaming and Leisure Properties ‡	756	34,315
Getty Realty ‡	106	2,822
Gladstone Commercial ‡	100	1,195
Gladstone Land ‡	83	1,134
Global Medical ‡	156	1,351
Global Net Lease ‡	486	3,860
Healthpeak Properties ‡	1,636	25,440
Hersha Hospitality Trust, Cl A ‡	84	833
Highwoods Properties ‡	261	4,669
Host Hotels & Resorts ‡	2,144	33,189
Howard Hughes Holdings *	134	8,888
Hudson Pacific Properties *‡	347	1,548
Independence Realty Trust ‡	604	7,484
InvenTrust Properties ‡	169	4,242
Invitation Homes ‡	1,833	54,422
Iron Mountain ‡	867	51,214
JBG SMITH Properties ‡	285	3,668
Jones Lang LaSalle *	143	18,292
Kennedy-Wilson Holdings	295	3,797
Kilroy Realty ‡	313	8,945
Kimco Realty ‡	1,827	32,776

COMMON STOCK — continued

	Shares	Value
REAL ESTATE— continued
Kite Realty Group Trust ‡	637	$13,581
Lamar Advertising, Cl A ‡	260	21,390
LTC Properties ‡	102	3,224
LXP Industrial Trust, Cl B ‡	718	5,679
Macerich ‡	537	5,220
Marcus & Millichap	62	1,779
Mid-America Apartment Communities ‡	349	41,234
National Health Investors ‡	104	5,204
National Storage Affiliates Trust ‡ .	211	6,018
NETSTREIT ‡	145	2,066
Newmark Group, Cl A	352	1,996
NexPoint Residential Trust ‡	57	1,538
NNN REIT ‡	541	19,654
Office Properties Income Trust ‡	120	539
Omega Healthcare Investors ‡	702	23,236
One Liberty Properties ‡	40	736
Opendoor Technologies *	1,214	2,307
Orion Office REIT ‡	131	626
Outfront Media ‡	356	3,475
Paramount Group ‡	448	1,917
Park Hotels & Resorts ‡	546	6,296
Pebblebrook Hotel Trust ‡	312	3,722
Phillips Edison ‡	316	11,158
Piedmont Office Realty Trust, Cl A ‡	307	1,599
Plymouth Industrial ‡	107	2,134
Postal Realty Trust, Cl A ‡	47	622
PotlatchDeltic ‡	212	9,065
Prologis ‡	2,769	278,962
Public Storage ‡	477	113,865
Rayonier ‡	396	9,995
RE/MAX Holdings, Cl A	43	463
Realty Income ‡	1,990	94,293
Redfin *	265	1,235
Regency Centers ‡	540	32,518
Retail Opportunity Investments ‡ .	304	3,569
Rexford Industrial Realty ‡	604	26,117
RLJ Lodging Trust ‡	399	3,751
RMR Group, Cl A	38	856
RPT Realty ‡	214	2,309
Ryman Hospitality Properties ‡	156	13,354
Sabra Health Care ‡	573	7,816
Safehold ‡	118	1,920
Saul Centers ‡	33	1,147
SBA Communications, Cl A ‡	321	66,970
Seritage Growth Properties *‡	95	688
Service Properties Trust ‡	407	2,951
Simon Property Group ‡	975	107,143
SITE Centers ‡	475	5,538
SL Green Realty ‡	161	4,716
Spirit MTA ‡(A)	11	—
Spirit Realty Capital ‡	427	15,368
St. Joe	154	7,183
STAG Industrial ‡	536	17,806
Summit Hotel Properties ‡	262	1,478

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

REAL ESTATE— continued
Sun Communities ‡	374	$41,604
Sunstone Hotel Investors ‡	520	4,836
Tanger Factory Outlet Centers ‡	255	5,750
Tejon Ranch *	65	1,009
Terreno Realty ‡	233	12,414
UDR ‡	980	31,174
UMH Properties ‡	136	1,878
Uniti Group ‡	579	2,663
Urban Edge Properties ‡	286	4,536
Ventas ‡	1,188	50,442
Veris Residential ‡	225	3,013
VICI Properties, Cl A ‡	3,008	83,936
Vornado Realty Trust *‡	452	8,678
Welltower ‡	1,466	122,572
Weyerhaeuser ‡	2,204	63,233
Whitestone, Cl B ‡	117	1,164
WP Carey ‡	631	33,853
Xenia Hotels & Resorts ‡	277	3,221
Zillow Group, Cl C *	472	17,110
		3,325,839

UTILITIES — 2.8%
AES	1,976	29,442
ALLETE	155	8,299
Alliant Energy	753	36,739
Altus Power, Cl A *	193	1,025
Ameren	781	59,129
American Electric Power	1,544	116,634
American States Water	99	7,727
American Water Works	584	68,708
Artesian Resources, Cl A	21	825
Atmos Energy	433	46,617
Avangrid	178	5,317
Avista	187	5,926
Black Hills	178	8,606
California Water Service Group	139	6,766
CenterPoint Energy	1,878	50,481
Chesapeake Utilities	43	3,810
Clearway Energy, Cl C	203	4,407
CMS Energy	877	47,656
Consolidated Edison	1,066	93,584
Constellation Energy	980	110,662
Dominion Energy	2,499	100,760
DTE Energy	611	58,888
Duke Energy	2,313	205,603
Edison International	1,149	72,456
Entergy	632	60,413
Essential Utilities	794	26,567
Evergy	682	33,513
Eversource Energy	1,048	56,372
Exelon	2,988	116,353
FirstEnergy	1,738	61,873
Hawaiian Electric Industries *	283	3,673
IDACORP	147	13,922
MGE Energy	91	6,518
Middlesex Water	44	2,795

COMMON STOCK — continued

	Shares	Value

UTILITIES— continued
Montauk Renewables *	109	$1,097
National Fuel Gas	257	13,094
New Jersey Resources	261	10,591
NextEra Energy	5,995	349,508
NextEra Energy Partners	234	6,334
NiSource	1,226	30,846
Northwest Natural Holding	89	3,267
Northwestern Energy Group	161	7,730
NRG Energy	668	28,310
OGE Energy	602	20,588
ONE Gas	147	8,879
Ormat Technologies	176	10,831
Otter Tail	101	7,771
PG&E *	5,244	85,477
Pinnacle West Capital	340	25,221
PNM Resources	230	9,720
Portland General Electric	240	9,605
PPL	2,212	54,349
Public Service Enterprise Group	1,495	92,167
Pure Cycle *	58	554
Sempra	1,890	132,357
SJW Group	70	4,374
Southern	3,259	219,331
Southwest Gas Holdings	207	12,132
Spire	138	7,677
Star Group	74	870
Sunnova Energy International *	283	2,584
UGI	631	13,125
Unitil	40	1,827
Vistra	1,091	35,698
WEC Energy Group	942	76,669
Xcel Energy	1,648	97,677
York Water	36	1,299
		2,913,625
Total Common Stock
(Cost $99,946,824)		99,510,717

RIGHTS — 0.0%

	Number Of Rights
AbioMed*‡‡(A)	101	—
Achillion Pharmaceuticals*‡‡(A)	78	78
Akouos*‡‡(A)	41	—
Alibero Pharma*‡‡(A)	36	77
Cincor Pharma*‡‡(A)	31	901
Concert Pharmaceuticals*‡‡(A)	89	33
Flexion Therapeutics*‡‡(A)	42	—
Novartis*‡‡(A)	104	41
Prevail Therapeutics*‡‡(A)	16	—
Radius Health*‡‡(A)	82	—

Total Rights
(Cost $–)		1,130
Total Investments in Securities— 95.6%
(Cost $99,946,824)		$99,511,847

Percentages are based on Net Assets of $104,049,490.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

#	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

*	Non-income producing security.
‡	Real Estate Investment Trust.

‡‡	Expiration Date or Rate unavailable.

(A)	Level 3 security in accordance with fair value hierarchy.

See “Glossary for abbreviations”.

A list of the open OTC swap agreements held by the Fund at October 31, 2023, is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Depreciation
Wells Fargo	WFCBL2N41 Custom Basket*	FEDL01+ 0.450%	Asset Return	Annually	06/06/2024	USD	4,270,668	$(93,178)	$—	$(93,178)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

*The following table represents the individual common stock exposures comprising the WFCBL2N31 Custom Basket Total Return Swaps as of October 31, 2023:

Shares	Description	Notional Amount ($)	Unrealized Depreciation ($)	Percentage of Basket (%)
291	Accenture PLC	35,459	(774)	0.8
200	Adobe Inc	43,753	(955)	1.0
703	Advanced Micro Devices Inc	28,427	(620)	0.7
2,609	Alphabet Inc, Class A	132,915	(2,900)	3.1
2,277	Alphabet Inc, Class C	117,140	(2,556)	2.7
327	American Express Co	19,601	(428)	0.5
6,954	Apple Inc	487,545	(10,637)	11.4
370	Applied Materials Inc	20,118	(439)	0.5
3,133	AT&T Inc	19,806	(432)	0.5
3,515	Bank Of America Corp	38,009	(829)	0.9
569	Berkshire Hathaway Inc	79,744	(1,740)	1.9
16	Booking Holdings Inc	18,807	(410)	0.4
227	Caterpillar Inc	21,050	(459)	0.5
838	Chevron Corp	50,160	(1,094)	1.2
1,798	Cisco Systems Inc	38,476	(839)	0.9
1,891	Coca-Cola Co/The	43,860	(957)	1.0
1,836	Comcast Corp	31,116	(679)	0.7
535	Conocophillips	26,118	(570)	0.6
130	Deere & Co	19,526	(426)	0.5
1,788	Exxon Mobil Corp	77,685	(1,695)	1.8
147	Goldman Sachs Group Inc/The	18,300	(399)	0.4
445	Home Depot Inc/The	52,058	(1,136)	1.2
294	Honeywell International Inc	22,094	(482)	0.5
1,819	Intel Corp	27,256	(595)	0.6
399	International Business Machines Corp	23,678	(517)	0.6
120	Intuit Inc	24,365	(532)	0.6
1,282	JPMorgan Chase & Co	73,211	(1,597)	1.7
214	Linde PLC	33,634	(734)	0.8
262	Lowe’s Cos Inc	20,509	(447)	0.5
321	Mcdonald’S Corp	34,586	(755)	0.8
975	Meta Platforms Inc	120,656	(2,632)	2.8
3,225	Microsoft Corp	447,679	(9,768)	10.5
193	Netflix Inc	32,620	(712)	0.8
885	Nextera Energy Inc	21,175	(462)	0.5
524	Nike Inc	22,089	(482)	0.5
1,043	Nvidia Corp	174,553	(3,808)	4.1
681	Oracle Corp	28,891	(630)	0.7
604	Pepsico Inc	40,477	(883)	0.9
490	Qualcomm Inc	21,914	(478)	0.5
141	S&P Global Inc	20,289	(443)	0.5
425	Salesforce Inc	35,011	(764)	0.8
89	Servicenow Inc	21,217	(463)	0.5
492	Starbucks Corp	18,644	(407)	0.4
1,189	Tesla Inc	98,042	(2,139)	2.3
399	Texas Instruments Inc	23,237	(507)	0.5
506	Tjx Cos Inc/The	18,299	(399)	0.4
268	Union Pacific Corp	22,884	(499)	0.5
319	United Parcel Service Inc	18,483	(403)	0.4
1,847	Verizon Communications Inc	26,639	(581)	0.6
803	Walt Disney Co/The	26,905	(587)	0.6
37,588	Other	1,351,958	(29,498)	31.9
		$4,270,668	$(93,178)	100.0%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND OCTOBER 31, 2023

The following is a summary of the level of inputs used as of October 31, 2023, in valuing the Fund’s investments and other financial instruments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total

Common Stock	$99,501,086	$623	$9,008	$99,510,717
Rights	—	—	1,130	1,130

Total Investments in Securities	$99,501,086	$623	$10,138	$99,511,847

Other Financial Instruments	Level 1	Level 2	Level 3	Total
OTC Swaps
Total Return
Swaps*
Unrealized Depreciation	—	(93,178)	—	(93,178)

Total Other Financial Instruments	$—	$(93,178)	$—	$(93,178)

(1)

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

*	Swap contracts are valued at the unrealized depreciation on the instrument.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS REAL ESTATE FUND OCTOBER 31, 2023

SECTOR WEIGHTINGS† (Unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 94.3%#

	Shares	Value

FINANCIALS — 3.6%
Ellington Financial ‡	349,320	$4,202,320

REAL ESTATE — 90.7%
Acadia Realty Trust ‡	249,042	3,566,281
Alexandria Real Estate Equities ‡	32,386	3,016,108
American Homes 4 Rent, Cl A ‡	134,139	4,391,711
Broadstone Net Lease, Cl A ‡	108,133	1,530,082
Camden Property Trust ‡	45,586	3,869,340
CubeSmart ‡	150,650	5,135,658
Equinix ‡	3,461	2,525,284
Equity LifeStyle Properties ‡	35,395	2,328,991
Extra Space Storage ‡	61,826	6,404,572
Independence Realty Trust ‡	295,586	3,662,311
Lamar Advertising, Cl A ‡	70,412	5,792,795
NNN REIT ‡	97,846	3,554,745
Prologis ‡	63,779	6,425,734
Public Storage ‡	23,039	5,499,640
Realty Income ‡	124,041	5,877,063
Retail Opportunity Investments ‡	317,239	3,724,386
Rexford Industrial Realty ‡	164,235	7,101,521
SBA Communications, Cl A ‡	32,650	6,811,769
Sun Communities ‡	40,034	4,453,382
Terreno Realty ‡	90,838	4,839,849
UDR ‡	151,538	4,820,424
Ventas ‡	110,652	4,698,284
Veris Residential ‡	281,102	3,763,956
VICI Properties, Cl A ‡	141,666	3,952,481
		107,746,367
Total Common Stock
(Cost $145,882,867)		111,948,687
Total Investments in Securities— 94.3%
(Cost $145,882,867)		$111,948,687

Percentages are based on Net Assets of $118,750,452.

#	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

‡	Real Estate Investment Trust.

See “Glossary” for abbreviations.

As of October 31, 2023, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS INTERNATIONAL EQUITY FUND OCTOBER 31, 2023

SECTOR WEIGHTINGS† (Unaudited)

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.8%

	Shares	Value

AUSTRALIA — 3.9%
BHP Group	81,936	$2,319,397
Macquarie Group	17,804	1,830,069
Woodside Energy Group	77,306	1,683,704
		5,833,170

BRAZIL — 0.5%
MercadoLibre *	610	756,851

CANADA — 7.0%
Bank of Montreal	24,193	1,828,148
Canadian National Railway	19,500	2,063,267
Canadian Natural Resources	30,800	1,955,830
Constellation Software	860	1,724,037
Dollarama	21,500	1,468,217
Stantec, Cl Common Subs. Receipt	23,400	1,431,758
		10,471,257

CHINA — 8.0%
Alibaba Group Holding *	140,000	1,441,311
Baidu, Cl A *	77,900	1,022,734
NetEase	73,215	1,566,915
PDD Holdings ADR *	11,070	1,122,719
People’s Insurance Group of China, Cl H	4,560,000	1,504,615
Tencent Holdings	30,000	1,110,263
Weichai Power, Cl H	940,000	1,407,012
Xiaomi, Cl B *	790,000	1,416,489
Yum China Holdings	25,200	1,320,532
		11,912,590

DENMARK — 2.0%
Coloplast, Cl B	15,000	1,564,265
Genmab *	5,180	1,464,298
		3,028,563

COMMON STOCK — continued

	Shares	Value

FRANCE — 11.6%
BNP Paribas	33,700	$1,937,886
Danone	29,400	1,749,020
Dassault Systemes	49,300	2,030,834
Edenred	34,200	1,820,517
Ipsen	16,886	1,995,798
L’Oreal	4,520	1,899,895
LVMH Moet Hennessy Louis Vuitton	1,540	1,102,534
TotalEnergies	37,650	2,517,185
Vinci	19,740	2,182,739
		17,236,408

GERMANY — 6.6%
Daimler Truck Holding	46,086	1,448,033
Deutsche Telekom	90,500	1,964,182
Mercedes-Benz Group	28,552	1,679,836
SAP	18,300	2,454,623
Siemens	17,400	2,308,961
		9,855,635

INDIA — 4.3%
Divi’s Laboratories	18,000	732,537
ICICI Bank	139,000	1,529,251
Infosys	124,000	2,039,275
Power Grid Corp of India	846,667	2,056,331
		6,357,394

INDONESIA — 1.2%
Bank Negara Indonesia Persero	5,940,000	1,792,612

JAPAN — 15.5%
Fuji Electric	48,230	1,836,339
Honda Motor	177,000	1,814,033
Hoya	16,460	1,584,581
ITOCHU	56,500	2,035,189
Komatsu	87,000	1,998,947
Mitsubishi UFJ Financial Group	356,200	2,988,214
Mitsui Fudosan	99,300	2,152,314
Nippon Telegraph & Telephone	2,020,500	2,377,675
Seven & i Holdings	49,700	1,820,944
Shin-Etsu Chemical	73,300	2,191,918
Tokio Marine Holdings	102,600	2,295,391
		23,095,545

LUXEMBOURG — 1.0%
ArcelorMittal	67,580	1,495,361

MEXICO — 1.5%
Cemex *	1,009,100	603,926
Grupo Financiero Banorte, Cl O	197,000	1,595,865
		2,199,791

NETHERLANDS — 4.9%
ASML Holding	4,180	2,512,684
Koninklijke Ahold Delhaize	56,141	1,662,436
Shell	43,000	1,385,755

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS INTERNATIONAL EQUITY FUND OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

NETHERLANDS — continued
Wolters Kluwer	13,600	$1,744,962
		7,305,837

NORWAY — 1.2%
Equinor	53,750	1,801,873

SINGAPORE — 1.4%
United Overseas Bank	104,440	2,060,048

SOUTH AFRICA — 1.0%
Sasol	119,995	1,516,706

SOUTH KOREA — 2.9%
KB Financial Group	59,171	2,255,496
Samsung Electronics	43,000	2,140,320
		4,395,816

SPAIN — 4.3%
Amadeus IT Group	21,200	1,209,944
CaixaBank	445,800	1,812,419
Industria de Diseno Textil	48,000	1,656,863
Mapfre	855,000	1,777,307
		6,456,533

TAIWAN — 3.3%
Largan Precision	19,000	1,216,890
Taiwan Semiconductor Manufacturing	229,160	3,742,760
		4,959,650

UNITED KINGDOM — 8.1%
3i Group PLC	87,500	2,063,041
BAE Systems	165,000	2,218,655
Compass Group PLC	81,500	2,054,729
Lloyds Banking Group PLC	3,825,000	1,861,629
SSE PLC	81,000	1,609,760
Unilever PLC	48,450	2,294,627
		12,102,441

UNITED STATES — 6.6%
Biogen *	5,660	1,344,477
Ferguson	11,600	1,742,365
Linde PLC	5,183	1,980,735
Nestle	30,730	3,313,886
Waste Connections	11,450	1,482,576
		9,864,039
Total Common Stock
(Cost $143,050,040)		144,498,120
Total Investments in Securities— 96.8%
(Cost $143,050,040)		$144,498,120

Percentages are based on Net Assets of $149,306,325.

*	Non-income producing security.

See “Glossary” for abbreviations.

The following is a summary of the level of inputs used as of October 31, 2023, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$5,833,170	$—	$5,833,170
Brazil	756,851	—	—	756,851
Canada	10,471,257	—	—	10,471,257
China	1,122,719	10,789,871	—	11,912,590
Denmark	—	3,028,563	—	3,028,563
France	—	17,236,408	—	17,236,408
Germany	—	9,855,635	—	9,855,635
India	—	6,357,394	—	6,357,394
Indonesia	—	1,792,612	—	1,792,612
Japan	—	23,095,545	—	23,095,545
Luxembourg	1,495,361	—	—	1,495,361
Mexico	2,199,791	—	—	2,199,791
Netherlands	—	7,305,837	—	7,305,837
Norway	—	1,801,873	—	1,801,873
Singapore	—	2,060,048	—	2,060,048
South Africa	—	1,516,706	—	1,516,706
South Korea	—	4,395,816	—	4,395,816
Spain	—	6,456,533	—	6,456,533
Taiwan	—	4,959,650	—	4,959,650
United Kingdom	—	12,102,441	—	12,102,441
United States	4,807,788	5,056,251	—	9,864,039

Total Common Stock	20,853,767	123,644,353	—	144,498,120

Total Investments in Securities	$20,853,767	$123,644,353	$—	$144,498,120

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS OCTOBER 31, 2023

Glossary: (abbreviations which may be used in the preceding Schedules of Investments)

Fund Abbreviations

ADR — American Depositary Receipt

BDC — Business Development Company

Cl — Class

CLO — Collateralized Loan Obligation

DAC — Designated Activity Company

ETF — Exchange Traded Fund

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF — Freddie Mac Multi-Family

GNMA — Government National Mortgage Association

H15T1Y — 1 Year U.S. Treasury Yield Curve Constant Maturity

LP — Limited Partnership

MSCI — Morgan Stanley Capital International

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

Ser — Series

SOFR — Secured Overnight Financing Rate

TSFR — Term Secured Overnight Financing Rate

Currency Abbreviation

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS OCTOBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	Limited	Core Bond	Long/Short	Large Cap	Large Cap
	Duration Fund	Fund	Equity Fund	Value Fund	Growth Fund
Assets:
Investments in securities, at value†	$180,195,760	$180,140,079	$56,606,629	$148,718,005	$149,528,974
Foreign currency, at value††	–	–	1	–	–
Cash	6,319,829	2,356,912	24,228,354	7,479,542	7,116,108
Receivable due from Prime Broker	–	–	42,815,741	–	–
Receivable for investment securities sold	2,127,414	622,140	–	–	–
Dividends and Interest receivable	1,754,915	1,611,472	283,766	134,301	82,224
Receivable for capital shares sold	1,131,262	826,575	172,374	858,774	238,717
Tax reclaim receivable	–	–	–	12,772	3,422
Prepaid expenses	6,828	7,013	5,741	6,673	6,476

Total Assets	191,536,008	185,564,191	124,112,606	157,210,067	156,975,921

Liabilities:
Securities sold short, at value†††	–	–	35,335,816	–	–
Payable for investment securities purchased	7,461,116	1,822,363	–	1,113,550	–
Payable for capital shares redeemed	24,566	41,145	14,269	30,036	19,791
Audit fees payable	33,581	28,381	23,181	23,181	23,181
Pricing fees payable	6,158	6,764	477	705	727
Investment Adviser fees payable	46,911	43,957	91,634	94,025	94,260
Payable due to Administrator	9,366	9,421	4,563	8,014	8,213
Chief Compliance Officer fees payable	2,064	2,095	1,007	1,792	1,854
Payable due to Trustees	191	194	93	166	172
Shareholder servicing fees payable (Class S Shares)	28	186	–	50	498
Accrued expenses	31,546	32,845	17,675	26,096	26,179

Total Liabilities	7,615,527	1,987,351	35,488,715	1,297,615	174,875
Commitments and Contingencies‡

Net Assets	$183,920,481	$183,576,840	$88,623,891	$155,912,452	$156,801,046

† Cost of securities	$184,501,421	$207,246,810	$57,303,809	$131,124,543	$121,497,198
†† Cost of foreign currency	–	–	–	–	–
††† Proceeds from securities sold short	–	–	(38,927,364)	–	–

Net Assets:
Paid-in Capital	$190,925,462	$217,269,931	$87,028,388	$140,147,317	$142,921,234
Total Distributable Earnings (Accumulated Losses)	(7,004,981)	(33,693,091)	1,595,503	15,765,135	13,879,812

Net Assets	$183,920,481	$183,576,840	$88,623,891	$155,912,452	$156,801,046

I Shares:
Net Assets	$183,690,568	$182,734,878	$88,623,891	$155,484,356	$155,287,734
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	19,330,395	22,229,970	8,409,727	11,164,459	10,853,709
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$9.50	$8.22	$10.54	$13.93	$14.31
Class S Shares:
Net Assets	$229,913	$841,962	N/A	$428,096	$1,513,312
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	24,210	102,535	N/A	30,742	106,377
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$9.50	$8.21	N/A	$13.93	$14.23

*	Redemption price per share may vary depending on the length of time shares are held.

‡	See Note 7 in the Notes to Financial Statements.

N/A Not Applicable.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS OCTOBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	Small Cap Fund	U.S. All Cap Index Fund	Real Estate Fund	International Equity Fund
Assets:
Investments in securities, at value†	$117,917,468	$99,511,847	$111,948,687	$144,498,120
Foreign currency, at value††	–	–	75	16,782
Cash	4,573,872	3,857,423	6,904,098	3,780,235
Cash held as collateral for swaps (Note 2)	–	300,000	–	–
Receivable for investment securities sold	1,350,322	–	1,391,214	–
Receivable for capital shares sold	87,649	371,631	200,566	373,959
Dividends and Interest receivable	54,816	73,075	149,235	385,643
Receivable due from Investment Adviser	–	39,640	–	–
Receivable from Custodian	–	85,269	–	–
Tax reclaim receivable	–	832	12,427	530,426
Prepaid expenses	6,403	4,901	14,347	6,707

Total Assets	123,990,530	104,244,618	120,620,649	149,591,872

Liabilities:
OTC Swap Contracts, at Value	–	93,178	–	–
Payable for investment securities purchased	672,228	–	1,728,926	–
Payable for capital shares redeemed	6,251	41,993	3,667	57,337
Audit fees payable	17,981	23,181	23,181	23,181
Pricing fees payable	1,114	11,002	1,653	1,314
Investment Adviser fees payable	77,340	–	83,805	108,098
Payable due to Administrator	6,481	5,367	6,285	7,801
Chief Compliance Officer fees payable	1,479	1,203	1,423	1,758
Shareholder servicing fees payable (Class S Shares)	628	–	–	184
Payable due to Trustees	137	111	132	163
Accrued Foreign Capital Gains Tax on Appreciated Securities	–	–	–	56,451
Accrued expenses	20,915	19,093	21,125	29,260

Total Liabilities	804,554	195,128	1,870,197	285,547
Commitments and Contingencies‡

Net Assets	$123,185,976	$104,049,490	$118,750,452	$149,306,325

† Cost of securities	$117,143,485	$99,946,824	$145,882,867	$143,050,040
†† Cost of foreign currency	–	–	79	5,372
†††Premiums received from OTC swap contracts	–	–	–	–

Net Assets:
Paid-in Capital	$121,101,688	$103,758,035	$167,597,225	$163,411,641
Total Distributable Earnings (Accumulated Losses)	2,084,288	291,455	(48,846,773)	(14,105,316)

Net Assets	$123,185,976	$104,049,490	$118,750,452	$149,306,325

I Shares:
Net Assets	$123,125,807	$104,049,490	$118,750,452	$149,143,148
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	11,383,359	8,125,734	17,518,708	14,206,664
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$10.82	$12.80	$6.78	$10.50
Class S Shares:
Net Assets	$60,169	N/A	N/A	$163,177
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	5,589	N/A	N/A	15,594
Net Asset Value, Offering and Redemption Price Per Share* (Net Assets ÷ Shares Outstanding)	$10.77	N/A	N/A	$10.46

*	Redemption price per share may vary depending on the length of time shares are held.
‡	See Note 7 in the Notes to Financial Statements.
N/A Not Applicable.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS FOR THE YEAR ENDED OCTOBER 31, 2023

STATEMENTS OF OPERATIONS

	Limited Duration Fund	Core Bond Fund	Long/Short Equity Fund	Large Cap Value Fund	Large Cap Growth Fund
Investment Income
Interest	$5,171,789	$6,352,006	$2,518,911	$245,287	$271,419
Dividends	–	–	885,458	3,141,761	1,255,655
Less: Foreign Taxes Withheld	–	–	(6,197)	(64,237)	–

Total Investment Income	5,171,789	6,352,006	3,398,172	3,322,811	1,527,074

Expenses
Investment Advisory Fees	648,901	674,134	962,652	888,172	841,309
Administration Fees	107,607	111,923	51,114	98,557	92,590
Trustees’ Fees	13,188	13,743	6,165	12,027	11,013
Chief Compliance Officer Fees	4,747	4,860	3,019	4,415	4,460
Shareholder Servicing Fees (Class S Shares)	223	918	–	435	1,378
Transfer Agent Fees	47,831	48,218	25,472	45,263	44,117
Legal Fees	37,436	39,023	22,011	34,232	32,118
Registration & Filing Fees	36,610	38,202	29,533	35,091	33,346
Audit Fees	29,600	29,600	24,400	24,400	24,400
Pricing Fees	28,135	30,317	2,526	3,742	3,333
Printing Fees	23,740	23,984	12,598	20,034	19,458
Custodian Fees	1,810	5,516	20,993	7,395	4,526
Dividend Expense	–	–	407,230	–	–
Other Expenses	24,322	24,966	12,403	21,857	21,418

Total Expenses	1,004,150	1,045,404	1,580,116	1,195,620	1,133,466

Recovery of Investment Advisory fees previously waived (Note 7)	–	–	8,240	137,086	129,881
Less:
Investment Advisory Fees Waiver	(192,731)	(201,983)	(25,917)	–	–

Net Expenses	811,419	843,421	1,562,439	1,332,706	1,263,347

Net Investment Income	4,360,370	5,508,585	1,835,733	1,990,105	263,727

Net Realized Gain (Loss) on:
Investments	(2,286,802)	(2,995,601)	915,442	(1,791,802)	(11,378,974)
Securities Sold Short	–	–	(2,186,649)	–	–
Purchased Option Contracts	–	–	(112,016)	–	–
Foreign Currency Transactions	–	–	3,586	–	–

Net Realized Loss	(2,286,802)	(2,995,601)	(1,379,637)	(1,791,802)	(11,378,974)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	3,288,042	(3,773,016)	(931,875)	4,140,670	31,364,146
Securities Sold Short	–	–	1,765,308	–	–
Purchased Option Contracts	–	–	(88,721)	–	–
Translation of Other Assets and Liabilities Denominated in Foreign Currencies	–	–	(57,106)	–	–

Net Change in Unrealized Appreciation (Depreciation)	3,288,042	(3,773,016)	687,606	4,140,670	31,364,146

Net Realized and Unrealized Gain (Loss)	1,001,240	(6,768,617)	(692,031)	2,348,868	19,985,172

Net Increase (Decrease) in Net Assets from Operations	$5,361,610	$(1,260,032)	$1,143,702	$4,338,973	$20,248,899

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS FOR THE YEAR ENDED OCTOBER 31, 2023

STATEMENTS OF OPERATIONS

	Small Cap Fund	U.S. All Cap Index Fund	Real Estate Fund	International Equity Fund
Investment Income
Dividends	$1,860,521	$1,308,065	$3,256,224	$4,676,371
Interest	229,207	139,270	304,422	270,478
Less: Foreign Taxes Withheld	(21,071)	(1,249)	–	(389,142)

Total Investment Income	2,068,657	1,446,086	3,560,646	4,557,707

Expenses
Investment Advisory Fees	923,079	173,457	1,100,541	1,343,298
Administration Fees	84,966	57,171	86,493	99,381
Trustees’ Fees	10,511	7,601	9,611	12,000
Chief Compliance Officer Fees	3,947	3,717	3,616	4,501
Shareholder Servicing Fees (Class S Shares)	61	–	–	167
Transfer Agent Fees	42,666	26,549	33,524	45,659
Registration & Filing Fees	31,649	30,952	32,327	33,230
Legal Fees	29,600	19,667	30,378	35,165
Audit Fees	24,400	24,400	24,400	24,400
Printing Fees	17,607	24,403	17,007	22,900
Pricing Fees	5,056	47,020	2,797	5,539
Custodian Fees	4,469	90,648	3,618	31,279
Other Expenses	21,365	14,360	18,801	33,965

Total Expenses	1,199,376	519,945	1,363,113	1,691,484

Recovery of Investment Advisory fees previously waived (Note 7)	51,867	–	–	–
Less:
Investment Advisory Fees Waiver	–	(173,457)	(68,350)	(49,478)
Reimbursement from Adviser	–	(129,664)	–	–

Net Expenses	1,251,243	216,824	1,294,763	1,642,006

Net Investment Income	817,414	1,229,262	2,265,883	2,915,701

Net Realized Gain (Loss) on:
Investments	1,950,856	429,653	(13,878,226)	(5,143,003)
Foreign Capital Gains Tax	–	–	–	(18,046)
Swap Contracts	–	327,053	–	–
Foreign Currency Transactions	–	–	(37)	(150,543)

Net Realized Gain (Loss)	1,950,856	756,706	(13,878,263)	(5,311,592)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(6,200,289)	4,575,953	(288,888)	16,366,417
Foreign Capital Gains Tax on Appreciated Securities	–	–	–	15,568
Swap Contracts	–	(164,579)	–	–
Translation of Other Assets and Liabilities Denominated in Foreign Currencies	–	–	824	23,593

Net Change in Unrealized Appreciation (Depreciation)	(6,200,289)	4,411,374	(288,064)	16,405,578

Net Realized and Unrealized Gain (Loss)	(4,249,433)	5,168,080	(14,166,327)	11,093,986

Net Increase (Decrease) in Net Assets from Operations	$(3,432,019)	$6,397,342	$(11,900,444)	$14,009,687

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$4,360,370	$1,750,407
Net Realized Loss	(2,286,802)	(1,531,022)
Net Change in Unrealized Appreciation (Depreciation)	3,288,042	(7,560,380)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,361,610	(7,340,995)

Distributions:
I Shares	(4,044,971)	(1,734,634)
Class S Shares	(5,205)	(2,265)

Total Distributions	(4,050,176)	(1,736,899)

Capital Share Transactions:
I Shares
Issued	55,692,979	46,056,282
Reinvestment of Dividends	3,255,617	1,588,205
Redemption Fees — Note 2	9,034	90
Redeemed	(19,134,677)	(35,025,079)

Net Increase in Net Assets from I Shares Transactions	39,822,953	12,619,498

Class S Shares
Issued	51,934	207,457
Reinvestment of Dividends	5,205	2,265
Redeemed	(43,229)	(62,416)

Net Increase in Net Assets from Class S Shares Transactions	13,910	147,306

Net Increase in Net Assets from Capital Share Transactions	39,836,863	12,766,804

Total Increase in Net Assets	41,148,297	3,688,910
Net Assets:
Beginning of Year	142,772,184	139,083,274

End of Year	$183,920,481	$142,772,184

Share Transactions:
I Shares
Issued	5,848,909	4,720,367
Reinvestment of Dividends	343,374	164,416
Redeemed	(2,009,576)	(3,613,272)

Total Increase in I Shares	4,182,707	1,271,511

Class S Shares
Issued	5,533	20,885
Reinvestment of Dividends	549	235
Redeemed	(4,519)	(6,361)

Total Increase in Class S Shares	1,563	14,759

Net Increase in Shares Outstanding	4,184,270	1,286,270

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$5,508,585	$3,650,290
Net Realized Loss	(2,995,601)	(3,982,342)
Net Change in Unrealized Depreciation	(3,773,016)	(26,754,976)

Net Decrease in Net Assets Resulting from Operations	(1,260,032)	(27,087,028)

Distributions:
I Shares	(5,314,310)	(3,609,383)
Class S Shares	(27,937)	(23,265)

Total Distributions	(5,342,247)	(3,632,648)

Capital Share Transactions:
I Shares
Issued	61,486,298	54,586,639
Reinvestment of Dividends	3,812,663	3,194,988
Redemption Fees — Note 2	513	85
Redeemed	(21,325,048)	(18,336,655)

Net Increase in Net Assets from I Shares Transactions	43,974,426	39,445,057

Class S Shares
Issued	59,203	140,622
Reinvestment of Dividends	27,936	23,264
Redeemed	(99,556)	(227,088)

Net Decrease in Net Assets from Class S Shares Transactions	(12,417)	(63,202)

Net Increase in Net Assets from Capital Share Transactions	43,962,009	39,381,855

Total Increase in Net Assets	37,359,730	8,662,179
Net Assets:
Beginning of Year	146,217,110	137,554,931

End of Year	$183,576,840	$146,217,110

Share Transactions:
I Shares
Issued	7,114,757	5,676,882
Reinvestment of Dividends	442,665	341,279
Redeemed	(2,456,489)	(1,971,860)

Total Increase in I Shares	5,100,933	4,046,301

Class S Shares
Issued	6,826	14,642
Reinvestment of Dividends	3,246	2,488
Redeemed	(11,727)	(23,821)

Total Decrease in Class S Shares	(1,655)	(6,691)

Net Increase in Shares Outstanding	5,099,278	4,039,610

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS LONG/SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$1,835,733	$241,776
Net Realized Gain (Loss)	(1,379,637)	7,311,328
Net Change in Unrealized Appreciation (Depreciation)	687,606	(199,081)

Net Increase in Net Assets Resulting from Operations	1,143,702	7,354,023

Distributions:
I Shares	(6,209,796)	(128,619)

Total Distributions	(6,209,796)	(128,619)

Capital Share Transactions:
I Shares
Issued	38,744,862	32,513,178
Reinvestment of Dividends	5,432,048	95,236
Redemption Fees — Note 2	22,359	500
Redeemed	(17,011,533)	(6,636,592)

Net Increase in Net Assets from I Shares Transactions	27,187,736	25,972,322

Net Increase in Net Assets from Capital Share Transactions	27,187,736	25,972,322

Total Increase in Net Assets	22,121,642	33,197,726
Net Assets:
Beginning of Year	66,502,249	33,304,523

End of Year	$88,623,891	$66,502,249

Share Transactions:
I Shares
Issued	3,618,897	3,014,527
Reinvestment of Dividends	508,642	8,733
Redeemed	(1,585,767)	(604,755)

Total Increase in I Shares	2,541,772	2,418,505

Net Increase in Shares Outstanding	2,541,772	2,418,505

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$1,990,105	$1,499,447
Net Realized Gain (Loss)	(1,791,802)	5,981,275
Net Change in Unrealized Appreciation (Depreciation)	4,140,670	(16,589,648)

Net Increase (Decrease) in Net Assets Resulting from Operations	4,338,973	(9,108,926)

Distributions:
I Shares	(7,985,420)	(7,416,280)
Class S Shares	(23,848)	(26,852)

Total Distributions	(8,009,268)	(7,443,132)

Capital Share Transactions:
I Shares
Issued	42,929,276	42,369,423
Reinvestment of Dividends	7,461,753	7,254,739
Redemption Fees — Note 2	111	117
Redeemed	(28,655,193)	(20,798,324)

Net Increase in Net Assets from I Shares Transactions	21,735,947	28,825,955

Class S Shares
Issued	31,084	29,075
Reinvestment of Dividends	23,848	26,851
Redeemed	(35,582)	(56,222)

Net Increase (Decrease) in Net Assets from Class S Shares Transactions	19,350	(296)

Net Increase in Net Assets from Capital Share Transactions	21,755,297	28,825,659

Total Increase in Net Assets	18,085,002	12,273,601
Net Assets:
Beginning of Year	137,827,450	125,553,849

End of Year	$155,912,452	$137,827,450

Share Transactions:
I Shares
Issued	3,025,710	2,828,992
Reinvestment of Dividends	543,528	474,429
Redeemed	(2,018,615)	(1,381,779)

Total Increase in I Shares	1,550,623	1,921,642

Class S Shares
Issued	2,192	1,970
Reinvestment of Dividends	1,737	1,755
Redeemed	(2,519)	(3,778)

Total Increase (Decrease) in Class S Shares	1,410	(53)

Net Increase in Shares Outstanding	1,552,033	1,921,589

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS LARGE CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income (Loss)	$263,727	$(192,678)
Net Realized Loss	(11,378,974)	(2,759,609)
Net Change in Unrealized Appreciation (Depreciation)	31,364,146	(39,064,404)

Net Increase (Decrease) in Net Assets Resulting from Operations	20,248,899	(42,016,691)

Distributions:
I Shares	(181,915)	(17,141,415)
Class S Shares	(1,179)	(201,922)

Total Distributions	(183,094)	(17,343,337)

Return of Capital:
I Shares	(51,708)	(18,979)
Class S Shares	(335)	(224)

Total Return of Capital	(52,043)	(19,203)

Capital Share Transactions:
I Shares
Issued	42,298,052	35,905,713
Reinvestment of Dividends	169,612	17,123,720
Redemption Fees — Note 2	624	53
Redeemed	(23,409,495)	(16,596,433)

Net Increase in Net Assets from I Shares Transactions	19,058,793	36,433,053

Class S Shares
Issued	297,361	114,817
Reinvestment of Dividends	1,513	202,145
Redeemed	(149,635)	(120,372)

Net Increase in Net Assets from Class S Shares Transactions	149,239	196,590

Net Increase in Net Assets from Capital Share Transactions	19,208,032	36,629,643

Total Increase (Decrease) in Net Assets	39,221,794	(22,749,588)
Net Assets:
Beginning of Year	117,579,252	140,328,840

End of Year	$156,801,046	$117,579,252

Share Transactions:
I Shares
Issued	3,097,458	2,451,770
Reinvestment of Dividends	12,476	998,239
Redeemed	(1,726,929)	(1,063,551)

Total Increase in I Shares	1,383,005	2,386,458

Class S Shares
Issued	21,725	8,054
Reinvestment of Dividends	111	11,835
Redeemed	(10,614)	(8,066)

Total Increase in Class S Shares	11,222	11,823

Net Increase in Shares Outstanding	1,394,227	2,398,281

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$817,414	$280,241
Net Realized Gain	1,950,856	1,367,624
Net Change in Unrealized Depreciation	(6,200,289)	(27,097,842)

Net Decrease in Net Assets Resulting from Operations	(3,432,019)	(25,449,977)

Distributions:
I Shares	(2,112,950)	(14,031,380)
Class S Shares	(983)	(8,390)

Total Distributions	(2,113,933)	(14,039,770)

Capital Share Transactions:
I Shares
Issued	22,244,150	28,009,236
Reinvestment of Dividends	1,947,062	13,992,373
Redemption Fees — Note 2	313	23
Redeemed	(17,911,766)	(9,330,414)

Net Increase in Net Assets from I Shares Transactions	6,279,759	32,671,218

Class S Shares
Issued	11,215	27,422
Reinvestment of Dividends	983	8,390
Redemption Fees — Note 2	—	1
Redeemed	(10,255)	(684,907)

Net Increase (Decrease) in Net Assets from Class S Shares Transactions	1,943	(649,094)

Net Increase in Net Assets from Capital Share Transactions	6,281,702	32,022,124

Total Increase (Decrease) in Net Assets	735,750	(7,467,623)
Net Assets:
Beginning of Year	122,450,226	129,917,849

End of Year	$123,185,976	$122,450,226

Share Transactions:
I Shares
Issued	1,948,693	2,207,228
Reinvestment of Dividends	176,283	1,027,865
Redeemed	(1,573,063)	(715,761)

Total Increase in I Shares	551,913	2,519,332

Class S Shares
Issued	986	2,005
Reinvestment of Dividends	90	619
Redeemed	(935)	(44,976)

Total Increase (Decrease) in Class S Shares	141	(42,352)

Net Increase in Shares Outstanding	552,054	2,476,980

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS U.S. ALL CAP INDEX FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$1,229,262	$729,903
Net Realized Gain	756,706	34,241
Net Change in Unrealized Appreciation (Depreciation)	4,411,374	(13,086,192)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,397,342	(12,322,048)

Distributions:
I Shares	(1,249,872)	(1,049,998)

Total Distributions	(1,249,872)	(1,049,998)

Capital Share Transactions:
I Shares
Issued	42,234,673	43,769,763
Reinvestment of Dividends	1,069,578	1,008,008
Redemption Fees — Note 2	256	73
Redeemed	(8,757,131)	(7,544,316)

Net Increase in Net Assets from I Shares Transactions	34,547,376	37,233,528

Net Increase in Net Assets from Capital Share Transactions	34,547,376	37,233,528

Total Increase in Net Assets	39,694,846	23,861,482
Net Assets:
Beginning of Year	64,354,644	40,493,162

End of Year	$104,049,490	$64,354,644

Share Transactions:
I Shares
Issued	3,287,829	3,188,582
Reinvestment of Dividends	84,501	75,872
Redeemed	(681,759)	(571,824)

Total Increase in I Shares	2,690,571	2,692,630

Net Increase in Shares Outstanding	2,690,571	2,692,630

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$2,265,883	$1,254,548
Net Realized Gain (Loss)	(13,878,263)	10,382,652
Net Change in Unrealized Depreciation	(288,064)	(34,576,655)

Net Decrease in Net Assets Resulting from Operations	(11,900,444)	(22,939,455)

Distributions:
I Shares	(12,733,015)	(24,653,093)

Total Distributions	(12,733,015)	(24,653,093)

Return of Capital:
I Shares	(272,941)	—

Total Return of Capital	(272,941)	—

Capital Share Transactions:
I Shares
Issued	16,519,674	28,552,158
Reinvestment of Dividends	12,636,835	24,616,175
Redemption Fees — Note 2	—	35
Redeemed	(6,036,741)	(4,916,200)

Net Increase in Net Assets from I Shares Transactions	23,119,768	48,252,168

Net Increase in Net Assets from Capital Share Transactions	23,119,768	48,252,168

Total Increase (Decrease) in Net Assets	(1,786,632)	659,620
Net Assets:
Beginning of Year	120,537,084	119,877,464

End of Year	$118,750,452	$120,537,084

Share Transactions:
I Shares
Issued	2,116,442	2,705,592
Reinvestment of Dividends	1,646,099	2,309,173
Redeemed	(782,248)	(491,572)

Total Increase in I Shares	2,980,293	4,523,193

Net Increase in Shares Outstanding	2,980,293	4,523,193

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Operations:
Net Investment Income	$2,915,701	$3,321,716
Net Realized Loss	(5,311,592)	(10,579,273)
Net Change in Unrealized Appreciation (Depreciation)	16,405,578	(36,678,494)

Net Increase (Decrease) in Net Assets Resulting from Operations	14,009,687	(43,936,051)

Distributions:
I Shares	(2,581,037)	(15,800,098)
Class S Shares	(2,707)	(14,183)

Total Distributions	(2,583,744)	(15,814,281)

Return of Capital:
I Shares	—	(31,908)
Class S Shares	—	(35)

Total Return of Capital	—	(31,943)

Capital Share Transactions:
I Shares
Issued	30,332,140	33,181,631
Reinvestment of Dividends	2,187,816	15,620,528
Redemption Fees — Note 2	381	435
Redeemed	(17,102,686)	(17,318,094)

Net Increase in Net Assets from I Shares Transactions	15,417,651	31,484,500

Class S Shares
Issued	14,208	91,760
Reinvestment of Dividends	2,707	14,218
Redeemed	(10,248)	(5,294)

Net Increase in Net Assets from Class S Shares Transactions	6,667	100,684

Net Increase in Net Assets from Capital Share Transactions	15,424,318	31,585,184

Total Increase (Decrease) in Net Assets	26,850,261	(28,197,091)
Net Assets:
Beginning of Year	122,456,064	150,653,155

End of Year	$149,306,325	$122,456,064

Share Transactions:
I Shares
Issued	2,798,157	2,754,189
Reinvestment of Dividends	197,480	1,228,759
Redeemed	(1,552,292)	(1,546,111)

Total Increase in I Shares	1,443,345	2,436,837

Class S Shares
Issued	1,303	6,941
Reinvestment of Dividends	245	1,139
Redeemed	(948)	(487)

Total Increase in Class S Shares	600	7,593

Net Increase in Shares Outstanding	1,443,945	2,444,430

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital	Total Distributions	Redemption Fees**		Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)		Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate†

Limited Duration Fund‡

I Shares^(1)

2023	$9.41	$0.26	$0.06	$0.32	$(0.23)	$–	$–	$(0.23)	$–	#	$9.50	3.46%	$183,690	0.50%		0.62%		2.69%		50%

2022	$10.02	$0.12	$(0.61)	$(0.49)	$(0.11)	$(0.01)	$–	$(0.12)	$–	#	$9.41	(4.94)%	$142,559	0.50%		0.66%		1.22%		46%

2021	$10.09	$0.11	$(0.07)	$0.04	$(0.11)	$–	$–	$(0.11)	$–	#	$10.02	0.43%	$139,004	0.50%		0.71%		1.05%		59%

2020	$10.00	$0.20	$0.10	$0.30	$(0.21)	$–	$–	$(0.21)	$–		$10.09	3.00%	$118,637	0.50%		0.80%		1.96%		49%

2019	$9.79	$0.25	$0.21	$0.46	$(0.25)	$–	$–	$(0.25)	$–		$10.00	4.76%	$100,482	0.50%		0.82%		2.48%		76%

Class S Shares

2023	$9.41	$0.24	$0.07	$0.31	$(0.22)	$–	$–	$(0.22)	$–		$9.50	3.36%	$230	0.60%		0.72%		2.55%		50%

2022	$10.02	$0.11	$(0.61)	$(0.50)	$(0.10)	$(0.01)	$–	$(0.11)	$–		$9.41	(5.03)%	$213	0.60%		0.76%		1.13%		46%

2021	$10.09	$0.10	$(0.07)	$0.03	$(0.10)	$–	$–	$(0.10)	$–		$10.02	0.33%	$79	0.60%		0.81%		0.97%		59%

2020	$10.00	$0.18	$0.11	$0.29	$(0.20)	$–	$–	$(0.20)	$–		$10.09	2.91%	$77	0.60%		0.91%		1.76%		49%

2019	$9.79	$0.24	$0.21	$0.45	$(0.24)	$–	$–	$(0.24)	$–		$10.00	4.66%	$14	0.60%		0.92%		2.38%		76%

Core Bond Fund

I Shares^(1)

2023	$8.48	$0.28	$(0.27)	$0.01	$(0.27)	$–	$–	$(0.27)	$–	#	$8.22	0.04%	$182,735	0.50%		0.62%		3.27%		19%

2022	$10.43	$0.23	$(1.95)	$(1.72)	$(0.23)	$–	$–	$(0.23)	$–	#	$8.48	(16.68)%	$145,334	0.50%		0.66%		2.48%		50%

2021	$10.61	$0.23	$(0.11)	$0.12	$(0.24)	$(0.06)	$–	$(0.30)	$–	#	$10.43	1.12%	$136,400	0.50%		0.71%		2.17%		24%

2020	$10.34	$0.26	$0.30	$0.56	$(0.29)	$–	$–	$(0.29)	$–		$10.61	5.50%	$107,887	0.50%		0.80%		2.49%		39%

2019	$9.55	$0.30	$0.80	$1.10	$(0.31)	$–	$–	$(0.31)	$–		$10.34	11.68%	$91,451	0.50%		0.84%		3.05%		47%

Class S Shares

2023	$8.48	$0.27	$(0.28)	$(0.01)	$(0.26)	$–	$–	$(0.26)	$–		$8.21	(0.18)%	$842	0.60%		0.72%		3.15%		19%

2022	$10.41	$0.22	$(1.93)	$(1.71)	$(0.22)	$–	$–	$(0.22)	$–		$8.48	(16.60)%	$883	0.60%		0.76%		2.35%		50%

2021	$10.60	$0.22	$(0.12)	$0.10	$(0.23)	$(0.06)	$–	$(0.29)	$–		$10.41	0.92%	$1,155	0.60%		0.82%		2.07%		24%

2020	$10.33	$0.25	$0.30	$0.55	$(0.28)	$–	$–	$(0.28)	$–		$10.60	5.40%	$1,093	0.60%		0.90%		2.39%		39%

2019	$9.55	$0.29	$0.79	$1.08	$(0.30)	$–	$–	$(0.30)	$–		$10.33	11.46%	$1,128	0.60%		0.94%		2.95%		47%

Long/Short Equity Fund

I Shares

2023	$11.33	$0.25	$(0.09)	$0.16	$(0.23)	$(0.72)	$–	$(0.95)	$–	#	$10.54	1.52%	$88,624	2.03	%(2)(3)	2.05%		2.38%		119%

2022	$9.66	$0.05	$1.64	$1.69	$(0.02)	$–	$–	$(0.02)	$–	#	$11.33	17.55%	$66,502	2.06	%(2)	2.15%		0.45%		128%

2021	$8.61	$(0.10)	$1.15	$1.05	$–	$–	$–	$–	$–	#	$9.66	12.20%	$33,305	2.28	%(4)	2.65	%(4)	(1.06	)%(4)	97%

2020(5)	$10.00	$(0.03)	$(1.35)	$(1.38)	$–	$–	$(0.01)	$(0.01)	$–		$8.61	(13.78)%	$20,942	1.73	%(6)	2.40	%(6)	(0.35	)%(6)	114%

Large Cap Value Fund

I Shares^(1)

2023	$14.29	$0.19	$0.26	$0.45	$(0.19)	$(0.62)	$–	$(0.81)	$–	#	$13.93	3.30%	$155,484	0.90	%(3)	0.81%		1.34%		37%

2022	$16.26	$0.17	$(1.21)	$(1.04)	$(0.16)	$(0.77)	$–	$(0.93)	$–	#	$14.29	(6.73)%	$137,408	0.90	%(3)	0.84%		1.15%		36%

2021	$11.22	$0.11	$5.06	$5.17	$(0.13)	$–	$–	$(0.13)	$–	#	$16.26	46.23%	$125,076	0.90%		0.90%		0.75%		24%

2020	$12.63	$0.17	$(1.17)	$(1.00)	$(0.17)	$(0.24)	$–	$(0.41)	$–		$11.22	(8.19)%	$70,842	0.90%		1.03%		1.49%		68%

2019	$11.74	$0.20	$1.09	$1.29	$(0.20)	$(0.20)	$–	$(0.40)	$–		$12.63	11.50%	$71,968	0.90%		1.06%		1.66%		41%

Class S Shares

2023	$14.29	$0.18	$0.25	$0.43	$(0.17)	$(0.62)	$–	$(0.79)	$–		$13.93	3.20%	$428	1.00	%(3)	0.91%		1.25%		37%

2022	$16.26	$0.16	$(1.22)	$(1.06)	$(0.14)	$(0.77)	$–	$(0.91)	$–		$14.29	(6.83)%	$419	1.00	%(3)	0.94%		1.05%		36%

2021	$11.22	$0.10	$5.06	$5.16	$(0.12)	$–	$–	$(0.12)	$–		$16.26	46.09%	$478	1.00%		1.00%		0.67%		24%

2020	$12.63	$0.16	$(1.17)	$(1.01)	$(0.16)	$(0.24)	$–	$(0.40)	$–		$11.22	(8.28)%	$312	1.00%		1.13%		1.38%		68%

2019	$11.74	$0.19	$1.08	$1.27	$(0.18)	$(0.20)	$–	$(0.38)	$–		$12.63	11.40%	$288	1.00%		1.16%		1.56%		41%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Net Investment Income		Distributions from Net Realized Capital Gains	Return of Capital		Total Distributions	Redemption Fees**		Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)		Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Large Cap Growth Fund

I Shares^(1)

2023	$12.29	$0.03	$2.01	$2.04		$(0.01)	$–		$(0.01)	$(0.02)	$–	#	$14.31	16.63%	$155,288	0.90	%(3)	0.81%	0.19%	44%

2022	$19.58	$(0.02)	$(4.85)	$(4.87)		$–	$(2.42)	$	–#	$(2.42)	$–	#	$12.29	(28.36)%	$116,416	0.90	%(3)	0.87%	(0.15)%	38%

2021	$15.42	$(0.05)	$5.14	$5.09		$–	$(0.93)		$–	$(0.93)	$–	#	$19.58	34.10%	$138,704	0.90%		0.89%	(0.28)%	78%

2020	$12.89	$(0.01)	$3.22	$3.21	$	–#	$(0.68)		$–	$(0.68)	$–		$15.42	25.83%	$88,825	0.90%		1.00%	(0.09)%	93%

2019	$13.23	$0.01	$1.09	$1.10		$(0.01)	$(1.43)		$–	$(1.44)	$–		$12.89	10.94%	$71,182	0.90%		1.05%	0.06%	113%

Class S Shares

2023	$12.23	$0.01	$2.01	$2.02		$(0.02)	$–	$	–#	$(0.02)	$–		$14.23	16.49%	$1,513	1.00	%(3)	0.91%	0.09%	44%

2022	$19.50	$(0.04)	$(4.81)	$(4.85)		$–	$(2.42)	$	–#	$(2.42)	$–		$12.23	(28.39)%	$1,163	1.00	%(3)	0.97%	(0.26)%	38%

2021	$15.38	$(0.07)	$5.12	$5.05		$–	$(0.93)		$–	$(0.93)	$–		$19.50	33.93%	$1,625	1.00%		0.99%	(0.37)%	78%

2020	$12.87	$(0.03)	$3.22	$3.19		$–	$(0.68)		$–	$(0.68)	$–		$15.38	25.71%	$1,470	1.00%		1.10%	(0.20)%	93%

2019	$13.22	$–	$1.09	$1.09		$(0.01)	$(1.43)		$–	$(1.44)	$–		$12.87	10.82%	$1,073	1.00%		1.15%	(0.04)%	113%

Small Cap Fund††

I Shares^(1)

2023	$11.30	$0.07	$(0.36)	$(0.29)		$(0.10)	$(0.09)		$–	$(0.19)	$–	#	$10.82	(2.58)%	$123,126	0.98	%(3)	0.94%	0.64%	49%

2022	$15.54	$0.03	$(2.65)	$(2.62)		$(0.03)	$(1.59)		$–	$(1.62)	$–	#	$11.30	(18.59)%	$122,389	1.05	%(3)	0.97%	0.23%	38%

2021	$10.04	$(0.05)	$5.55	$5.50		$–	$–		$–	$–	$–	#	$15.54	54.78%	$129,178	1.05%		1.02%	(0.32)%	61%

2020	$10.49	$(0.02)	$(0.43)	$(0.45)		$–	$–		$–	$–	$–		$10.04	(4.29)%	$81,052	1.05%		1.14%	(0.16)%	107%

2019	$11.39	$(0.02)	$0.29	$0.27		$–	$(1.16)		$(0.01)	$(1.17)	$–		$10.49	4.41%	$88,944	1.05%		1.14%	(0.19)%	65%

Class S Shares

2023	$11.25	$0.06	$(0.36)	$(0.30)		$(0.09)	$(0.09)		$–	$(0.18)	$–		$10.77	(2.69)%	$60	1.08	%(3)	1.04%	0.54%	49%

2022	$15.47	$0.01	$(2.62)	$(2.61)		$(0.02)	$(1.59)		$–	$(1.61)	$–	#	$11.25	(18.61)%	$61	1.13	%(3)	1.05%	0.06%	38%

2021	$10.01	$(0.06)	$5.52	$5.46		$–	$–		$–	$–	$–		$15.47	54.55%	$740	1.15%		1.12%	(0.43)%	61%

2020	$10.47	$(0.03)	$(0.43)	$(0.46)		$–	$–		$–	$–	$–		$10.01	(4.39)%	$403	1.15%		1.25%	(0.29)%	107%

2019	$11.37	$(0.03)	$0.29	$0.26		$–	$(1.16)	$	–#	$(1.16)	$–		$10.47	4.36%	$231	1.15%		1.24%	(0.26)%	65%

U.S. All Cap Index Fund

I Shares

2023	$11.84	$0.18	$0.97	$1.15		$(0.18)	$(0.01)		$–	$(0.19)	$–	#	$12.80	9.68%	$104,049	0.25%		0.60%	1.42%	8%

2022	$14.76	$0.16	$(2.85)	$(2.69)		$(0.15)	$(0.08)		$–	$(0.23)	$–	#	$11.84	(18.39)%	$64,355	0.25%		0.60%	1.24%	4%

2021	$10.18	$0.15	$4.57	$4.72		$(0.14)	$–		$–	$(0.14)	$–		$14.76	46.61%	$40,493	0.25%		0.96%	1.12%	5%

2020(7)	$10.00	$0.12	$0.17	$0.29		$(0.11)	$–		$–	$(0.11)	$–		$10.18	3.08%	$15,989	0.25%		1.78%	1.52%	8%

Real Estate Fund##

I Shares

2023	$8.29	$0.14	$(0.80)	$(0.66)		$(0.18)	$(0.65)		$(0.02)	$(0.85)	$–		$6.78	(8.90)%	$118,750	1.00%		1.05%	1.75%	88%

2022	$11.97	$0.09	$(1.49)	$(1.40)		$(0.15)	$(2.13)		$–	$(2.28)	$–	#	$8.29	(15.77)%	$120,537	1.00%		1.07%	0.94%	132%

2021	$8.88	$0.10	$3.35	$3.45		$(0.17)	$(0.19)		$–	$(0.36)	$–		$11.97	39.65%	$119,877	1.00%		1.16%	0.94%	231%

2020	$10.33	$0.13	$(1.34)	$(1.21)		$(0.19)	$(0.05)		$–	$(0.24)	$–		$8.88	(11.74)%	$80,527	1.00%		1.45%	1.42%	232%

2019(8)	$10.00	$0.01	$0.32	$0.33		$–	$–		$–	$–	$–		$10.33	3.30%	$49,010	1.00%		1.96%	0.61%	10%

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Return of Capital		Total Distributions	Redemption Fees**		Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

International Equity Fund

I Shares^(1)

2023	$9.58	$0.22	$0.89	$1.11	$(0.19)	$–		$–	$(0.19)	$–	#	$10.50	11.49%	$149,143	1.10%	1.13%	1.95%	47%

2022	$14.58	$0.27	$(3.85)	$(3.58)	$(0.27)	$(1.15)	$	–#	$(1.42)	$–		$9.58	(26.80)%	$122,313	1.10%	1.16%	2.34%	50%

2021	$11.05	$0.17	$3.50	$3.67	$(0.14)	$–		$–	$(0.14)	$–	#	$14.58	33.26%	$150,545	1.10%	1.21%	1.21%	55%

2020	$11.20	$0.15	$(0.14)	$0.01	$(0.12)	$–		$(0.04)	$(0.16)	$–		$11.05	0.20%	$87,281	1.10%	1.33%	1.37%	47%

2019	$10.85	$0.21	$0.62	$0.83	$(0.21)	$(0.27)		$–	$(0.48)	$–		$11.20	7.94%	$81,517	1.10%	1.36%	1.93%	49%

Class S Shares

2023	$9.55	$0.20	$0.89	$1.09	$(0.18)	$–		$–	$(0.18)	$–		$10.46	11.32%	$163	1.20%	1.23%	1.84%	47%

2022	$14.54	$0.27	$(3.85)	$(3.58)	$(0.26)	$(1.15)	$	–#	$(1.41)	$–		$9.55	(26.88)%	$143	1.20%	1.26%	2.32%	50%

2021	$11.02	$0.16	$3.49	$3.65	$(0.13)	$–		$–	$(0.13)	$–		$14.54	33.16%	$108	1.20%	1.31%	1.14%	55%

2020	$11.18	$0.15	$(0.16)	$(0.01)	$(0.11)	$–		$(0.04)	$(0.15)	$–		$11.02	–%	$62	1.20%	1.42%	1.39%	47%

2019	$10.84	$0.20	$0.61	$0.81	$(0.20)	$(0.27)		$–	$(0.47)	$–		$11.18	7.75%	$157	1.20%	1.46%	1.86%	49%

*	Per share data calculated using the average shares method.
**	See Note 2 in the Notes to Financial Statements.
†

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Effective March 1, 2018, Institutional Shares were renamed as I Shares.
#	Amount is less than $0.005.
##	Effective July 20, 2020, Global Real Estate Fund was renamed as Real Estate Fund.
‡	Effective March 1, 2018, Limited Duration Bond Fund was renamed as Limited Duration Fund.
††	Effective March 1, 2018, Small Cap Equity Fund was renamed as Small Cap Fund.
(1)	Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Fund.
(2)	The expense ratio includes dividend expense. Had this expense been excluded the ratios would have been 1.50%.
(3)	Ratios include previously waived investment advisory fees recovered.
(4)	The expense ratio includes dividend and interest expense. Had this expense been excluded the ratios would have been 1.50%, 1.86%, and (1.85)%.
(5)	Commenced operations on December 2, 2019. All ratios for the period have been annualized.
(6)	The expense ratio includes dividend expense. Had this expense been excluded the ratios would have been 1.50%, 2.17%, and (0.58)%.
(7)	Commenced operations on December 31, 2019. All ratios for the period have been annualized.
(8)	Commenced operations on September 30, 2019. All ratios for the period have been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS OCTOBER 31, 2023

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the Knights of Columbus Limited Duration Fund (the “Limited Duration Fund”), the Knights of Columbus Core Bond Fund (the “Core Bond Fund”), the Knights of Columbus Long/ Short Equity Fund (the “Long/Short Equity Fund”), the Knights of Columbus Large Cap Value Fund (the “Large Cap Value Fund”), the Knights of Columbus Large Cap Growth Fund (the “Large Cap Growth Fund”), the Knights of Columbus Small Cap Fund (the “Small Cap Fund”), the Knights of Columbus U.S. All Cap Index Fund (the “U.S. All Cap Index Fund”), the Knights of Columbus Real Estate Fund (the “Real Estate Fund”) and the Knights of Columbus International Equity Fund (the “International Equity Fund”) (collectively the “Funds,” individually a “Fund”), each of which is a diversified Fund, except the Large Cap Growth Fund, which is a non-diversified Fund. The investment objective of the Limited Duration Fund and Core Bond Fund is to seek current income and capital preservation. The investment objective of the Long/Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund and International Equity Fund is to seek long-term capital appreciation. The investment objective of the Real Estate Fund is to seek current income and capital appreciation. The U.S. All Cap Index Fund seeks investment results to the performance of an index that measures the investment return of the broad U.S. stock market, excluding companies whose policies and practices are inconsistent with the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines (the “USCCB Guidelines”). The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

Effective February 25, 2021, Investor Shares Class were converted to I Shares Class of the Funds. After the Conversion Date, Investor Shares will no longer be offered by the Funds, and were terminated as a separately designated class of the Funds.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS OCTOBER 31, 2023

to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called.

The Funds use Intercontinental Exchange Data Pricing & Reference Data, LLC (“ICE”) as a third party fair valuation vendor when the fair value trigger is met. ICE provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by ICE in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value theirs non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by ICE. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by ICE are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in the corresponding currency based on the fair value prices provided by ICE using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.); and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely- than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS OCTOBER 31, 2023

As of and during the year ended October 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Options Written/Purchased — The Long/Short Equity Fund invested in financial options contracts to add return or to hedge their existing portfolio securities. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. The Long/Short Equity Fund did not hold option contracts as of October 31, 2023.

For the year ended October 31, 2023, the quarterly average balances of options held by the Long/Short Equity Fund was as follows:

Average Quarterly Market Value Contracts Purchased	$5,327

Average Quarterly Market Value Contracts Written	$—

Securities Sold Short — Consistent with Long/Short Equity Fund’s investment objectives, the Fund may engage in short sales. Short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund’s short positions. As of October 31, 2023, the Long/Short Equity Fund had open short positions as disclosed in the Fund’s Schedule of Investments.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short. For the year ended October 31, 2023, the Fund earned rebate income of $1,292,970, which is

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS OCTOBER 31, 2023

included in interest income on the Statements of Operations. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense on securities sold short and recognized as “dividend expense” on the Statements of Operations.

Short sales are collateralized by cash deposits with the prime broker, Wells Fargo Bank, N.A., and pledged securities held at the custodian, Brown Brothers Harriman & Co. The collateral required is determined daily by reference to the market value on short positions.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis and is charged an interest expense at the benchmark rate as defined in the prime brokerage agreement plus 150 basis points on the amount of any shortfall in the required cash margin. During the period, the benchmark rate consisted of a blended rate of the U.S. Overnight Bank Funding Rate and a predetermined spread rate. For the year ended October 31, 2023, the Fund did not incur any interest expense. In the event the Fund has excess cash collateral, the Fund receives interest income as defined in the prime brokerage agreement. During the period, the Fund had positive effective balance and earned daily income based on the benchmark rate. The blended rate included the U.S. Overnight Bank Funding Rate minus 45 basis points. For the year ended October 31, 2023, the Fund earned interest income of $211,853, which is included in interest income on the Statements of Operations.

Swap Contracts — The Long/Short Equity Fund and the U.S. All Cap Index Fund are authorized to enter into swap contracts, including total return swaps and equity swaps contracts. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument — which may be a single asset, a pool of assets or an index of assets — during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at period end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at period end, if any, are listed on the Schedule of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Fund’s custodian.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy. During the year ended October 31, 2023, the Funds’ swap agreements were with one counterparty, Wells Fargo Bank, N.A.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS OCTOBER 31, 2023

For the year ended October 31, 2023, only the U.S. All Cap Index Fund employed total returns swaps. The quarterly average balances of swap contracts held by the Fund was as follows:

Average Quarterly Market Value Balance Long	$3,396,473

Average Quarterly Market Value Balance Short	$(3,329,763)

Cash — Idle cash may be swept into various time deposit accounts and money market sweep accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Expenses of the Trust that can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Investments in REITs — Dividend income from Real Estate Investment Trusts (“REIT”) is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — The Limited Duration Fund, Core Bond Fund, Long/Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund, U.S. All Cap Index Fund, Real Estate Fund and International Equity Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. For the year ended October 31, 2023, the Funds retained fees of $9,034, $513, $22,359, $111, $624, $313, $256, $0 and $381, respectively. For the year ended October 31, 2022, the Funds retained fees of $90, $85, $500, $117, $53, $24, $73, $35 and $435, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3. Derivative Transactions:

The following table shows the derivatives categorized by underlying risk exposure.

The fair value of derivative instruments as of October 31, 2023 was as follows:

	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liabilities	Fair Value		Statements of Assets and Liabilities	Fair Value

U.S. All Cap Index Fund
Equity contracts	Unrealized appreciation on swap contracts	$	–†	Unrealized depreciation on swap contracts	$93,178	†

Total Derivatives not accounted for as hedging instruments			$–		$93,178

†

Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets and Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2023.

Amount of realized gain or (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Currency Contracts	Swaps	Total

Long/Short Equity Fund
Equity contracts	$(112,016)	$—	$—	$—	$—	$(112,016)
Total	$(112,016)	$—	$—	$—	$—	$(112,016)

U.S. All Cap Index Fund
Equity contracts	$—	$—	$—	$—	$327,053	$327,053
Total	$—	$—	$—	$—	$327,053	$327,053

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS OCTOBER 31, 2023

Change in unrealized appreciation or (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Currency Contracts	Swaps	Total

Long/Short Equity Fund
Equity contracts	$(88,721)	$—	$—	$—	$—	$(88,721)
Total	$(88,721)	$—	$—	$—	$–	$(88,721)

U.S. All Cap Index Fund
Equity contracts	$—	$—	$—	$—	$(164,579)	$(164,579)
Total	$—	$—	$—	$—	$(164,579)	$(164,579)

4. Offsetting Assets and Liabilities:

The Funds are required to disclose the impact of offsetting assets and liabilities represented in the Statements of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

The International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and effect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to Over-the-Counter (“OTC”) transactions, the Long/Short Equity Fund and the U.S. All Cap Index Fund have entered into master netting arrangements, established within the Funds’ ISDA Master Agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA Master Agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting marked-to-market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its respective counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. As of October 31, 2023, the Long/Short Equity Fund did not hold financial instruments or OTC derivatives subject to master netting arrangements.

The following is a summary by counterparty of the market value of swap agreements and collateral (received)/pledged for the U.S. All Cap Index Fund as of October 31, 2023:

Gross Amounts not offset in the Statements of Assets and Liabilities
Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments for Offset	Cash Collateral (Received) Pledged (1)	Net Amount(2)

$ —	$ —	$ —	$ —	$ —	$ —

Gross Amounts not offset in the Statements of Assets and Liabilities
Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments for Offset	Cash Collateral (Received) Pledged(1)	Net Amount(2)

$93,178	$ —	$ 93,178	$(93,178)	$ —	$ —

(1)	Excess collateral pledged is not shown for financial reporting purposes.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS OCTOBER 31, 2023

(2)

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds.

For the year ended October 31, 2023, the Funds were charged the following for these services, as shown on the Statements of Operations:

Administration Fees
Limited Duration Fund	$107,607
Core Bond Fund	111,923
Long/Short Equity Fund	51,114
Large Cap Value Fund	98,557
Large Cap Growth Fund	92,590
Small Cap Fund	84,966
U.S. All Cap Index Fund	57,171
Real Estate Fund	86,493
International Equity Fund	99,381

The Trust and the Distribution are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on the average daily net assets of the Funds’ Class S Shares. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders.

For the year ended October 31, 2023, the Funds were charged the following rates for these services:

Class S Shares
Limited Duration Fund	0.10%
Core Bond Fund	0.10%
Long/Short Equity Fund	N/A
Large Cap Value Fund	0.10%
Large Cap Growth Fund	0.10%
Small Cap Fund	0.10%
U.S. All Cap Index Fund	N/A
Real Estate Fund	N/A
International Equity Fund	0.10%

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

Brown Brothers Harriman & Co. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

7. Investment Advisory Agreements and Sub-advisory Agreements:

Under the terms of the Advisory Agreement, the Adviser provides investment advisory services to the Limited Duration Fund, Core Bond Fund, Long/Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund, U.S. All Cap Index Fund, Real Estate Fund and International Equity Fund at 0.40%, 0.40%, 1.25%, 0.60%, 0.60%, 0.725%, 0.20%, 0.85%, and 0.90%, respectively, of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, non-routine expenses and any class-specific expenses (including distribution and/or service (12b-1) fees and shareholder servicing fees) (collectively, “excluded expenses”)) for I Shares

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS OCTOBER 31, 2023

and Class S Shares from exceeding certain levels as set forth below until February 28, 2024 (each, a “contractual expense limit”). Refer to Note 1 for the details regarding the termination of the Investor Shares during the period. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024. Accordingly, the contractual expense limitations for the Limited Duration Fund, Core Bond Fund, Long/ Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund, U.S. All Cap Index Fund, Real Estate Fund, and International Equity Fund are 0.50%, 0.50%, 1.50%, 0.90%, 0.90%, 1.05%, 0.25%, 1.00%, and 1.10%, respectively.

In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. For the year ended October 31, 2023, the Adviser recaptured previously waived fees in Long/Short Equity Fund, Large Cap Value Fund, Large Cap Growth Fund and Small Cap Fund of $8,240, $137,086, $129,881 and $51,867, respectively as shown on the Statements of Operations.

As of October 31, 2023, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

Fiscal Year	Subject to Repayment until October 31:	Limited Duration Fund	Core Bond Fund	Long/Short Equity Fund	U.S. All Cap Index Fund	Real Estate Fund	International Equity Fund
2021	2024	$239,489	$233,505	$95,666	$146,550	$121,735	$117,278
2022	2025	267,235	271,831	50,260	237,415	129,112	104,328
2023	2026	192,731	201,983	25,917	303,121	68,350	49,478

	Total	$699,455	$707,319	$171,843	$687,086	$319,197	$271,084

The Trust and the Adviser have entered into an investment advisory agreement dated February 26, 2015, as amended (the “Advisory Agreement”), with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Board.

L2 Asset Management, LLC (“L2”) and the Adviser have entered into an investment subadvisory agreement, dated September 10, 2019 (the “L2 Subadvisory Agreement”). Under the terms of the L2 Subadvisory Agreement, L2 serves as the investment subadviser for the Long/Short Equity Fund and U.S. All Cap Index Fund (the “L2 Subadvised Funds”), makes investment decisions for the L2 Subadvised Funds, and administers the investment program of the L2 Subadvised Funds, subject to the supervision of, and policies established by, the Adviser and the Board.

Ranger Global Real Estate Advisors, LLC (“Ranger”) and the Adviser entered into an investment subadvisory agreement, dated July 24, 2019. As a result of a change-in-control of Ranger, an interim subadvisory agreement was signed on October 26, 2021. On February 15, 2022, a shareholder meeting was held whereby the shareholders of the Real Estate Fund voted to approve a new investment subadvisory agreement (the “Ranger Subadvisory Agreement”), which was entered into on that date. Under the terms of the Ranger Subadvisory Agreement, Ranger serves as the investment subadviser for the Real Estate Fund (the “Ranger Subadvised Fund), makes investment decisions for the Ranger Subadvised Fund, and administers the investment program of the Ranger Subadvised Fund, subject to the supervision of, and policies established by, the Adviser and the Board.

For the services provided pursuant to the L2 Subadvisory Agreement and the Ranger Subadvisory Agreement, each of L2 and Ranger, respectively, receives an annual fee from the Adviser at the following annual rates based on the average daily net assets of each L2 Subadvised Fund and the Ranger Subadvised Fund, respectively.

Sub-Adviser Fee Rate
Long/Short Equity Fund	0.25%
U.S. All Cap Index Fund	0.10%
Real Estate Fund	0.60%

8. Investment Transactions:

For the year ended October 31, 2023, the Funds made purchases and sales of investment securities other than short-term securities and in-kind transactions as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales and Maturities
Limited Duration Fund	$15,959,437	$24,775,314	$107,202,941	$49,543,199
Core Bond Fund	8,502,891	19,158,889	84,220,223	10,005,536
Long/Short Equity Fund	75,119,556	57,865,909	–	–
Large Cap Value Fund	64,111,197	52,484,948	–	–

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS OCTOBER 31, 2023

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales and Maturities
Large Cap Growth Fund	$74,401,470	59,658,494	–	–
Small Cap Fund	62,718,916	59,389,098	–	–
U.S. All Cap Index Fund	38,943,251	6,636,309	–	–
Real Estate Fund	124,181,078	107,632,260	–	–
International Equity Fund	81,177,867	66,469,947	–	–

The Long/Short Equity Fund included cost of purchases to cover securities sold short and the proceeds from securities sold short in the amounts of $83,097,617 and $71,230,015, respectively, for the year ended October 31, 2023.

9. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. The permanent differences are primarily related to partnership adjustments, short sale dividends, passive foreign investment companies, swaps, REITS income reclassification to capital gain, distribution reclassification, foreign currency gain/loss and paydown gain/loss reclassification. Certain permanent differences are charged or credited to distributable earnings or paid in capital as appropriate, in the period that the differences arise.

The Real Estate Fund has a tax year that ends on December 31. The following tax disclosures are representative as of October 31, 2023, except for the permanent reclassification and components of distributable earnings (accumulated losses), which are as of December 31, 2022. Accordingly, the disclosures are for informational use by shareholders and are subject to change attributable to activity through the end of the tax year-ending December 31, 2023.

During the year ended October 31, 2023, the Funds had no permanent differences between distributable earnings (accumulated losses) and paid-in-capital.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Limited Duration Fund
2023	$4,050,176	$—	$—	$4,050,176
2022	1,602,802	134,097	—	1,736,899
Core Bond Fund
2023	5,342,247	—	—	5,342,247
2022	3,632,648	—	—	3,632,648
Long/Short Equity Fund
2023	4,704,667	1,505,129	—	6,209,796
2022	128,619	—	—	128,619
Large Cap Value Fund
2023	1,961,441	6,047,827	—	8,009,268
2022	2,822,266	4,620,866	—	7,443,132
Large Cap Growth Fund
2023	183,094	—	52,043	235,137
2022	5,715,886	11,627,451	19,203	17,362,540
Small Cap Fund
2023	852,400	1,261,533	—	2,113,933
2022	2,391,202	11,648,568	—	14,039,770
U.S. All Cap Index Fund
2023	1,203,826	46,046	—	1,249,872
2022	870,263	179,735	—	1,049,998
Real Estate Fund(1)
2023	10,896,468	1,836,547	272,941	13,005,956
2022	24,305,572	347,521	—	24,653,093
International Equity Fund
2023	2,583,744	—	—	2,583,744
2022	4,617,247	11,197,034	31,943	15,846,224

(1)	The Real Estate Fund has a tax year end of December 31.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS OCTOBER 31, 2023

As of October 31, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post October Losses	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Limited Duration Fund	$532,438	$—	$(3,231,753)	$—	$(4,305,661)	$(5)	$(7,004,981)
Core Bond Fund	609,035	—	(7,194,463)	—	(27,107,658)	(5)	(33,693,091)
Long/Short Equity Fund	110,683	—	(1,155,966)	—	2,640,791	(5)	1,595,503
Large Cap Value Fund	122,090	—	(1,865,055)	—	17,508,101	(1)	15,765,135
Large Cap Growth Fund	—	—	(13,464,113)	—	27,343,923	2	13,879,812
Small Cap Fund	—	1,794,182	—	—	290,109	(3)	2,084,288
U.S. All Cap Index Fund	395,992	465,064	—	—	(568,469)	(1,132)	291,455
Real Estate Fund(1)	—	—	—	(761,533)	(32,877,512)	—	(33,639,045)
International Equity Fund	670,018	—	(15,712,661)	—	937,323	4	(14,105,316)

(1)	The Real Estate Fund has a tax year end of December 31.

Post October capital losses represent capital losses realized on investment transactions from November 1, 2022 to December 31, 2022, that, in accordance with Federal Income tax regulations, the Fund(s) may elect to defer and treat as having arisen in the following fiscal year.

The Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total
Limited Duration Fund	$ 907,806	$ 2,323,947	$ 3,231,753
Core Bond Fund	2,372,350	4,822,113	7,194,463
Long/Short Equity Fund	1,155,966	—	1,155,966
Large Cap Value Fund	1,694,262	170,793	1,865,055
Large Cap Growth Fund	4,169,040	9,295,073	13,464,113
International Equity Fund	10,959,915	4,752,746	15,712,661

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to investments in passive foreign investment companies and deferred losses from wash sale transactions. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2023, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Limited Duration Fund	$184,501,421	$192	$(4,305,853)	$(4,305,661)
Core Bond Fund	207,247,737	40,134	(27,147,792)	(27,107,658)
Long/Short Equity Fund	57,557,386	2,629,719	11,072	2,640,791
Large Cap Value Fund	131,209,904	23,435,426	(5,927,325)	17,508,101
Large Cap Growth Fund	122,185,052	31,296,184	(3,952,261)	27,343,923
Small Cap Fund	117,627,359	15,240,035	(14,949,926)	290,109
U.S. All Cap Index Fund	99,987,138	9,512,556	(10,081,025)	(568,469)
Real Estate Fund	146,353,789	–	(34,405,921)	(34,405,921)
International Equity Fund	143,535,132	10,444,235	(9,506,912)	937,323

10. Concentration of Risks:

As with all mutual funds, there is no guarantee that the Funds will achieve their investment objectives. You could lose money by investing in the Funds. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The principal risk factors affecting shareholders’ investments in the Funds are set forth below.

Catholic Values Investing Risk (All Funds) — Each Fund considers the USCCB Guidelines in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the USCCB Guidelines. This means that a Fund may underperform other similar mutual funds that do not consider the USCCB Guidelines when making investment decisions. In addition, there can be no

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS OCTOBER 31, 2023

guarantee that the activities of the companies identified by any Fund’s investment process will align (or be perceived to align) fully with all of the principles contained in the USCCB Guidelines. The process of screening out companies and maintaining the Restricted Securities List that is based on criteria set forth in the USCCB Guidelines relies in part on third-party information or data that may be inaccurate, unavailable or outdated, which could cause a Fund to inadvertently hold securities of companies that conflict with the USCCB Guidelines. For example, to the extent there are changes to the USCCB Guidelines, there could be a significant delay before the changes are fully incorporated into the screening process and reflected in the Restricted Securities List. This may cause a Fund to be invested for a period of time in companies that conflict with the USCCB Guidelines. Although each Fund’s investment approach seeks to identify and screen out companies that are inconsistent with the USCCB Guidelines, investors may differ in their views of what companies fit within this category of investments. As a result, to the extent an investor intends to invest in a manner consistent with the investor’s interpretation of the USCCB Guidelines, an investment in a Fund may fail to achieve such objective.

Active Management Risk (Core Bond Fund, Limited Duration Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Fund, International Equity Fund, Long/Short Equity Fund, Real Estate Fund) – The Funds are actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing a Fund to lose value or fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges and tax costs, which are ultimately passed on to shareholders of a Fund. Active and frequent trading may also result in adverse tax consequences.

Covered Call Risk (Real Estate Fund) — The Fund may write (i.e., sell) covered call options, a type of derivative instrument. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. Covered call risk is the risk that the issuer of the call option will forgo any profit from increases in the market value of the underlying security covering the call option above the sum of the premium and the strike price of the call but retain the risk of loss if the underlying security declines in value. The Fund will have no control over the exercise of the option by the option holder and may lose the benefit from any capital appreciation on the underlying security. A number of factors may influence the option holder’s decision to exercise the option, including the value of the underlying security, price volatility, dividend yield and interest rates. To the extent that these factors increase the value of the call option, the option holder is more likely to exercise the option, which may negatively affect the Fund.

Derivatives Risk (Long/Short Equity Fund and U.S. All Cap Index Fund) — The Funds’ use of options and swaps is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Moreover, regulation relating to the Fund’s use of derivatives and related instruments, including Rule 18f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Options. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). If the Fund writes a “covered” call option (i.e., a call option on a security in which the Fund holds a long position), the Fund may not participate fully in a rise in market value of the underlying security. Over-the-counter options also involve counterparty solvency risk.

Swaps. In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS OCTOBER 31, 2023

risk and valuation risk. Swaps may also be classified as illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Equity Risk (Large Cap Growth Fund, Large Cap Value Fund, Small Cap Fund, International Equity Fund, Long/Short Equity Fund, U.S. All Cap Index Fund and Real Estate Fund) – Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock, convertible securities, depositary receipts and shares of real estate investment trusts (“REITs”). Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time, sometimes rapidly or unpredictability. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Depositary receipts and REITs are discussed elsewhere in this section.

Fixed Income Risk (Limited Duration Fund and Core Bond Fund) – The market values of fixed income investments change in response to interest rate changes and other factors. Interest rates may change as a result of a variety of factors, and the change may be sudden and significant, with unpredictable impacts on the financial markets and a Fund’s investments. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity, and during periods of rising interest rates, certain debt obligations with low interest rates may be extended beyond maturity. A rise in interest rates may also increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Funds. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these market conditions, a Fund’s value may fluctuate and/or a Fund may experience increased redemptions from shareholders, which may impact a Fund’s liquidity or force a Fund to sell securities at reduced prices or under unfavorable conditions, therefore reducing the value of the Fund. Very low or negative interest rates may prevent a Fund from generating positive returns and may increase the risk that if followed by rising interest rates the Fund’s performance will be negatively impacted.

In addition to these risks, fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest.

Foreign/Emerging Markets Securities Risk (International Equity Fund) – Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the Fund’s portfolio. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in the Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

The Fund may invest in unsponsored American Depositary Receipts (“ADRs”), which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs thereof, and the depositaries of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS OCTOBER 31, 2023

High Yield Bond Risk (Limited Duration Fund and Core Bond Fund) – High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the issuers of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Indexing Strategy/Index Tracking Risk (U.S. All Cap Index Fund) – The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities. The Fund will seek to replicate the Knights of Columbus U.S. All Cap Index® (the “Index”) returns, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. The Fund generally will buy and will not sell a security included in the Index as long as the security is part of the Index regardless of any sudden or material decline in value or foreseeable material decline in value of the security, even though the Sub-Adviser may make a different investment decision for other actively managed accounts or portfolios that hold the security. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index (in absolute terms and by comparison with other indices) and, consequently, the performance, volatility, and risk of the Fund. While the Sub-Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. Changes in the composition of the Index and regulatory requirements also may impact the Fund’s ability to match the return of the Index. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions.

Information Technology Sector Risk (Large Cap Growth Fund) — Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Large Purchase and Redemption Risk (All Funds) – Large purchases or redemptions of a Fund’s shares may affect such Fund, since the Fund may be required to sell portfolio securities if it experiences redemptions, and the Fund will need to invest additional cash that it receives. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Fund management or performance to the extent a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The investment managers are committed to minimizing the impact of such transactions on a Fund, and may seek to effect the transactions in-kind, to the extent consistent with pursuing the investment objective of such Fund.

Market Risk (All Funds) — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, social, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any public health emergencies (such as the spread of infectious diseases, epidemics, and pandemics), natural disasters and other similar events, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. Additionally, governmental authorities and regulators are responding to the COVID-19 pandemic with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in, and may in the future result in, negative interest rates. These actions, including their possible unexpected or sudden discontinuance, reversal or potential ineffectiveness (including if the actions are perceived by investors as unlikely to achieve the desired results), could further increase volatility in securities and other financial markets, reduce

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS OCTOBER 31, 2023

market liquidity, heighten investor uncertainty and adversely affect the value of a Fund’s investments and the performance of the Fund. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Mortgage-Backed and Asset-Backed Securities Risk (Limited Duration Fund and Core Bond Fund) — Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage re-financings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.

Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Bonds Risk (Limited Duration Fund and Core Bond Fund) — Municipal bonds are fixed income securities issued by state or local governments or their agencies to finance capital expenditures and operations. The obligation to pay principal and interest on municipal bonds may be a general obligation of the state or local government or may be supported only by an agency or a particular source of revenues. Therefore, municipal bonds vary in credit quality. Municipal bonds, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal bonds, to pay interest and principal on municipal bonds. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal bonds to repay principal and to make interest payments. Any changes in the financial condition of municipal issuers may also adversely affect the value of a Fund’s securities.

Non-Diversified Risk (Large Cap Growth Fund) — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Quantitative Investing Risk (Large Cap Value Fund, Large Cap Growth Fund, Small Cap Fund and International Equity Fund) — There is no guarantee that the use of quantitative models, algorithms, methods or other similar techniques, and the investments selected based on such techniques, will perform as expected, produce the desired results or enable a Fund to achieve its investment objective. A Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Adviser’s ability to monitor and timely adjust the metrics or update the data or features underlying the model, algorithm or other similar analytical tools (“quantitative tools”). A Fund may also be adversely affected by the Adviser’s ability to make accurate qualitative judgments regarding the quantitative tool’s output or operational complications relating to any quantitative tool. Thus, a Fund is subject to the risk that any quantitative tools used by the Adviser will not be successful as to, for example, selecting or weighting investment positions, and that these tools may not perform as expected.

Real Estate Investment Trusts Risk (U.S. All Cap Index Fund and Real Estate Fund) — REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, as discussed elsewhere in this section. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS OCTOBER 31, 2023

Real Estate Sector Risk (Real Estate Fund) — Securities of companies principally engaged in the real estate sector may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing; and (ix) changes in interest rates and quality of credit extended. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. In addition to these risks, some REITs and real estate operating companies (“REOCs”) have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Moreover, certain real estate investments may be illiquid and, therefore, the ability of REITs and REOCs to reposition their portfolios promptly in response to changes in economic or other conditions is limited. These factors may increase the volatility of the Fund’s investments in REITs or REOCs.

Short Sales Risk (Long/Short Equity Fund) — The Fund is subject to short sales risk. Short sales are transactions in which the Fund sells a security it does not own. The Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales. Reinvesting proceeds received from short selling may create leverage. These transactions may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act and the rules thereunder. Rule 18f-4 under the 1940 Act requires, among other things, that the Fund either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The use of leverage can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

In addition, the Fund’s investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the dividend that the Fund is obligated to pay is greater than the return earned by the Fund on investments, the performance of the Fund will be negatively impacted. Furthermore, the Fund may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Funds. A more complete description of risks associated with the Funds is included in the prospectus and statement of additional information.

11. In-Kind Transactions:

During the year ended October 31, 2023, there were no in-kind transactions for the Funds. During the year ended October 31, 2022, the Limited Duration Fund redeemed shares of beneficial interest in exchange for securities and cash. The securities were redeemed at their current value on the date of the transaction.

Transaction Date	Shares Redeemed	Cash	Investment Securities at Value	Interest Accrued	Total	Realized Gains (Losses)
4/29/2022	1,595,855	$578,615	$14,756,218	$65,167	$15,400,000	$(548,748)

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS OCTOBER 31, 2023

12. Concentrations of Shareholders:

At October 31, 2023, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of affiliated omnibus accounts, unless otherwise indicated, that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders I Shares	% Ownership	No. of Shareholders Class S Shares	% Ownership
Limited Duration Fund	3	50%	2	90%
Core Bond Fund	2	43%	1	91%
Long/Short Equity Fund	2	66%	–	–
Large Cap Value Fund	2	47%	2	96%
Large Cap Growth Fund	2	51%	1	96%
Small Cap Fund	2	62%	3	100%
U.S. All Cap Index Fund	4	66%	–	–
Real Estate Fund	2	81%	–	–
International Equity Fund	2	55%	3	86%

13. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

14. Subsequent Events:

The Funds have been evaluated by management regarding the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS OCTOBER 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Knights of Columbus Limited Duration Fund, Knights of Columbus Core Bond Fund, Knights of Columbus Long/Short Equity Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Small Cap Fund, Knights of Columbus U.S. All Cap Index Fund, Knights of Columbus Real Estate Fund, and Knights of Columbus International Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Knights of Columbus Limited Duration Fund, Knights of Columbus Core Bond Fund, Knights of Columbus Long/Short Equity Fund, Knights of Columbus Large Cap Value Fund, Knights of Columbus Large Cap Growth Fund, Knights of Columbus Small Cap Fund, Knights of Columbus U.S. All Cap Index Fund, Knights of Columbus Real Estate Fund, and Knights of Columbus International Equity Fund (nine of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2023 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 28, 2023

We have served as the auditor of one or more investment companies in Knights of Columbus Asset Advisors LLC since 2015.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Mr. Doran is a Trustee who may be deemed to be “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-523-8637. The following chart lists Trustees and Officers as of October 31, 2023.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years[2]

INTERESTED TRUSTEES[3,4]

William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

INDEPENDENT TRUSTEES[3]

Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.	Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INDEPENDENT TRUSTEES (continued)[3]

Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.	Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd. FS Alternatives Fund (Cayman), FS Managed Futures Fund (Cayman), FS Real Development Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Nichelle May- nard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.	Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.
Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.	Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.	Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years

OFFICERS

Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.	None.

James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

None.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.	None.

Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Coordinator (since 2023)	Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.	None.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

None.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.	None.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (UNAUDITED)

Name and Year of Birth	Position(s) with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.	None.

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.	None.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.	None.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2023 to October 31, 2023).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Annualized Expense Ratios	Expenses Paid During Period *
Limited Duration Fund
Actual Fund Return
I Shares	$1,000.00	$1,004.80	0.50%	$2.53
Class S Shares	1,000.00	1,005.30	0.60	3.03
Hypothetical 5% Return
I Shares	$1,000.00	$1,022.69	0.50%	$2.55
Class S Shares	1,000.00	1,022.18	0.60	3.06
Core Bond Fund
Actual Fund Return
I Shares	$1,000.00	$939.90	0.50%	$2.44
Class S Shares	1,000.00	939.40	0.60	2.93
Hypothetical 5% Return
I Shares	$1,000.00	$1,022.69	0.50%	$2.55
Class S Shares	1,000.00	1,022.18	0.60	3.06
Long/Short Equity Fund
Actual Fund Return
I Shares	$1,000.00	$1,017.70	2.00%†	$10.17
Hypothetical 5% Return
I Shares	$1,000.00	$1,015.12	2.00%†	$10.16

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Annualized Expense Ratios	Expenses Paid During Period *
Large Cap Value Fund
Actual Fund Return
I Shares	$1,000.00	$989.90	0.90%	$4.51
Class S Shares	1,000.00	989.40	1.00	5.01
Hypothetical 5% Return
I Shares	$1,000.00	$1,020.67	0.90%	$4.58
Class S Shares	1,000.00	1,020.16	1.00	5.09
Large Cap Growth Fund
Actual Fund Return
I Shares	$1,000.00	$1,048.10	0.90%	$4.65
Class S Shares	1,000.00	1,047.40	1.00	5.16
Hypothetical 5% Return
I Shares	$1,000.00	$1,020.67	0.90%	$4.58
Class S Shares	1,000.00	1,020.16	1.00	5.09
Small Cap Fund
Actual Fund Return
I Shares	$1,000.00	$978.80	0.93%	$4.64
Class S Shares	1,000.00	978.20	1.03	5.14
Hypothetical 5% Return
I Shares	$1,000.00	$1,020.52	0.93%	$4.74
Class S Shares	1,000.00	1,020.01	1.03	5.24

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS (Unaudited)

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Annualized Expense Ratios	Expenses Paid During Period *
U.S. All Cap Index Fund
Actual Fund Return
I Shares	$1,000.00	$1,012.00	0.25%	$1.27
Hypothetical 5% Return
I Shares	$1,000.00	$1,023.95	0.25%	$1.28
Real Estate Fund
Actual Fund Return
I Shares	$1,000.00	$864.90	1.00%	$4.70
Hypothetical 5% Return
I Shares	$1,000.00	$1,020.16	1.00%	$5.09

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Annualized Expense Ratios	Expenses Paid During Period *
International Equity Fund
Actual Fund Return
I Shares	$1,000.00	$944.90	1.10%	$5.39
Class S Shares	1,000.00	944.20	1.20	5.88
Hypothetical 5% Return
I Shares	$1,000.00	$1,019.66	1.10%	$5.60
Class S Shares	1,000.00	1,019.16	1.20	6.11

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

† The annualized expense ratios include dividend expense incurred during the six-month period. Annualized dividend expense of average net assets totaled 0.50%. Had this expense not been included the ratio would have been 1.50%.

THE ADVISORS’ INNER CIRCLE FUND III	KNIGHTS OF COLUMBUS FUNDS

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2023, the Funds are designating the following items with regard to distributions paid during the period.

	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short Term Capital Gain(5)	Foreign Tax Credit(6)	Qualifying Business Income(7)

Limited Duration Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	63.79%	92.32%	0.00%	0.00%	0.00%
Core Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	40.94%	71.32%	0.00%	0.00%	0.00%
Long/Short Equity Fund	0.00%	24.24%	75.76%	100.00%	13.75%	17.14%	0.00%	27.02%	100.00%	0.00%	0.00%
Large Cap Value Fund	0.00%	75.51%	24.49%	100.00%	99.49%	99.63%	0.00%	6.92%	0.00%	0.00%	7.89%
Large Cap Growth Fund	28.42%	0.00%	71.58%	100.00%	100.00%	100.00%	0.00%	18.76%	0.00%	0.00%	0.00%
Small Cap Fund	0.00%	59.68%	40.32%	100.00%	100.00%	100.00%	0.00%	10.79%	0.00%	0.00%	0.00%
U.S. All Cap Index Fund	0.00%	3.68%	96.32%	100.00%	76.82%	80.04%	0.00%	7.54%	0.00%	0.00%	4.95%
Real Estate Fund	2.38%	19.72%	77.90%	100.00%	0.00%	0.00%	0.00%	3.86%	100.00%	0.00%	0.00%
International Equity Fund	0.00%	0.00%	100.00%	100.00%	1.08%	100.00%	0.00%	5.10%	0.00%	12.28%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of ordinary income distributions that are exempt from U.S. withholding tax when paid for foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2023. The Fund intends to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2023. The total amount of foreign source income for the International Equity Fund is $3,151,768. The total amount of foreign tax paid for the International Equity Fund is $361,563. Your allocation share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

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Knights of Columbus Funds

P.O. Box 219009

Kansas City, MO 64121

1-844-KC-FUNDS (1-844-523-8637)

Investment Adviser

Knights of Columbus Asset Advisors LLC

One Columbus Plaza

New Haven, CT 06510

Investments Subadvisers

L2 Asset Management, LLC

66 Glezen Lane,

Wayland, MA 01778

Ranger Global Real Estate Advisors, LLC

415 Madison Avenue, 14th Floor

New York, NY 10017

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

2222 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Funds described.

KOC-AR-001-0900

(b)	Not applicable

Item 2.    Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust.

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$717,900	None	None	$682,615	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$807,756(2)	$88,500(4)	None	$126,709(2)
(d)	All Other Fees	None	None	$7,535(5)	None	None	$5,301

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$137,200	None	None	$131,900	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust.

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$30,624	None	None	$30,050	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by KPMG (“KPMG”) related to the Trust.

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE October 31, 2023			FYE October 31, 2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$363,625	None	None	$322,500	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	$282,908(3)	None	None	$218,015(3)

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Non-audit fees consist of SSAE No. 18 report over investment management activities and non-statutory audit reports of Legal & General Investment Management America, Inc.

(4)	Fees in connection with international withholding tax analysis.

(5)	Non-audit assurance engagements for service affiliates of the funds.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	FYE October 31, 2023	FYE October 31, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	FYE October 31, 2023	FYE October 31, 2022
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)    Not applicable.

(g)    The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $815,291 and $132,010 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(g)    The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $282,908 and $218,015 for 2023 and 2022, respectively.

(h)    During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)    Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.    Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO
Date: January 9, 2024